[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION


   These materials are for a Special Meeting of Shareholders scheduled for August 27, 2002 at 1:00 p.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam SEA Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote, your proxy will be voted FOR the Proposal.


   WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROSPECTUS/PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, VIETNAM SEA FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

   WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).

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                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
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

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


   A Special Meeting of Shareholders (the "Meeting") of Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam SEA Fund") will be held at Vietnam SEA Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 27, 2002 at 1:00 p.m. Eastern time.

   During the Meeting, shareholders of Vietnam SEA Fund will vote on the following proposal (the "Proposal"):

   To approve an Agreement and Plan of Acquisition (the "Plan") between Vietnam SEA Fund and Templeton Developing Markets Trust ("Developing Markets Trust") that provides for: (i) the acquisition of substantially all of the assets of Vietnam SEA Fund by Developing Markets Trust in exchange solely for shares of Developing Markets Trust--Advisor Class; (ii) the distribution of such shares to the shareholders of Vietnam SEA Fund; and (iii) the complete liquidation and dissolution of Vietnam SEA Fund.

   A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.


   Shareholders of record as of the close of business on June 14, 2002 are entitled to notice of and to vote at the Meeting or any adjourned Meeting.


                                          By Order of the Board of Directors,

                                          Barbara J. Green
                                          Secretary

July 23, 2002



   YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO VIETNAM SEA FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                          PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      -----
COVER PAGE........................................................................................... Cover
SUMMARY..............................................................................................     3
   What Proposal am I voting on?.....................................................................     3
   How will the shareholder voting be handled?.......................................................     4
   What are the general tax consequences of the Transaction?.........................................     4
COMPARISONS OF SOME IMPORTANT FEATURES...............................................................     4
   How do the investment goals and policies of the Funds compare?....................................     4
   What are the risks of an investment in the Funds?.................................................     5
   What are the principal differences between open-end and closed-end funds?.........................     6
   Who manages the Funds?............................................................................     7
   How are the shares of each Fund sold?.............................................................     9
   What are the fees and expenses of each Fund and what might they be after the Transaction?.........     9
   How do the performance records of the Funds compare?..............................................    10
   What are the financial highlights of each Fund?...................................................    11
   Where can I find more performance and financial information about the Funds?......................    14
   What are other key features of the Funds?.........................................................    14
REASONS FOR THE TRANSACTION..........................................................................    16
INFORMATION ABOUT THE TRANSACTION....................................................................    17
   How will the Transaction be carried out?..........................................................    17
   What are some of the other important terms of the Plan?...........................................    18
   Who will pay the expenses of the Transaction?.....................................................    18
   What are the tax consequences of the Transaction?.................................................    18
   What should I know about Advisor Class Shares?....................................................    19
   Are there any legal proceedings with respect to Vietnam SEA Fund?.................................    21
   What are the capitalizations of the Funds and what might the capitalization be after the
     Transaction?....................................................................................    22
COMPARISON OF INVESTMENT GOALS AND POLICIES..........................................................    22
   Are there any significant differences between the investment goals and principal investment
     policies of the Funds?..........................................................................    23
   How do the types of securities the Funds buy and the investment practices of the Funds compare?...    25
   How do the fundamental investment restrictions of the Funds compare and differ?...................    28
   What are the risk factors associated with investments in the Funds?...............................    32
   How do the Funds' other investments, techniques, and strategies and their risks compare?..........    35
FURTHER INFORMATION ABOUT DEVELOPING MARKETS TRUST AND VIETNAM SEA FUND..............................    40
VOTING INFORMATION...................................................................................    40
   How many votes are necessary to approve the Proposal?.............................................    40
   How do I ensure that my vote is accurately recorded?..............................................    41
   May I revoke my proxy?............................................................................    41
   Who is entitled to vote?..........................................................................    42
   Are there dissenters' rights?.....................................................................    42

                                                                                                   PAGE
                                                                                                   ----
PRINCIPAL HOLDERS OF SHARES.......................................................................  42
EXHIBITS TO PROSPECTUS/PROXY STATEMENT............................................................  45
Exhibit A--Form of Agreement and Plan of Acquisition between Templeton Vietnam and Southeast
        Asia Fund, Inc. and Templeton Developing Markets Trust.................................... A-1
Exhibit B--A Comparison of Governing Documents and State Law...................................... B-1
Exhibit C--Comparison of Developing Markets Trust's Current and Proposed Fundamental Investment
        Restrictions to Vietnam SEA Fund's Corresponding Fundamental Investment Restrictions...... C-1
Exhibit D--Country Breakdown of the Funds' Portfolios............................................. D-1
Exhibit E--Prospectus of Templeton Developing Markets Trust--Advisor Class dated May 1, 2002
        (Enclosed)
Exhibit F--Annual Report to Shareholders of Templeton Developing Markets Trust for the fiscal year ended December 31, 2001 (Enclosed)

                          PROSPECTUS/PROXY STATEMENT


                              DATED JULY 10, 2002


                         ACQUISITION OF THE ASSETS OF
                TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                          500 EAST BROWARD BOULEVARD
                      FORT LAUDERDALE, FLORIDA 33394-3091
                                  954-527-7500

                BY AND IN EXCHANGE FOR ADVISOR CLASS SHARES OF
                      TEMPLETON DEVELOPING MARKETS TRUST
                          500 EAST BROWARD BOULEVARD
                      FORT LAUDERDALE, FLORIDA 33394-3091
                                  954-527-7500


   This Prospectus/Proxy Statement solicits proxies to be voted at the Special Meeting of Shareholders (the "Meeting") of Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam SEA Fund"). You are being asked to vote on a proposal (the "Proposal") to approve an Agreement and Plan of Acquisition (the "Plan") between Vietnam SEA Fund and Templeton Developing Markets Trust ("Developing Markets Trust") (each, a "Fund" and, together, the "Funds").


   The Meeting will be held at Vietnam SEA Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091 on August 27, 2002 at 1:00 p.m. Eastern time. The Board of Directors of Vietnam SEA Fund (the "Board of Directors" or the "Directors") is soliciting these proxies. This
Prospectus/Proxy Statement were first sent to shareholders of record on or about July 23, 2002.


   If shareholders of Vietnam SEA Fund vote to approve the Plan, substantially all of the assets of Vietnam SEA Fund will be acquired by Developing Markets Trust, a diversified, open-end management investment company, in exchange for shares of Developing Markets Trust--Advisor Class ("Advisor Class Shares"). You will receive Advisor Class Shares of equivalent aggregate net asset value ("NAV") to your investment in Vietnam SEA Fund. Vietnam SEA Fund will then be liquidated and dissolved. Advisor Class Shares may be redeemed at NAV at any time, although Advisor Class Shares redeemed within six months of the closing of the transaction will be subject to a redemption fee of 2%.

   The investment goal of each Fund is to seek long-term capital appreciation. Developing Markets Trust invests primarily in equity securities of emerging or developing markets issuers, and Vietnam SEA Fund invests primarily in equity and debt securities of "Region Country Issuers," as defined below. Emerging or developing market issuers include many Region Country issuers. Both Funds are managed by Templeton Asset Management Ltd. (the "Investment Manager").

   This Prospectus/Proxy Statement gives the information about the proposed transaction and Developing Markets Trust that you should know before voting on the Plan. You should retain it for future reference. Additional information about Developing Markets Trust and the proposed transaction has been filed with the U.S. Securities and Exchange Commission ("SEC") and can be found in the following documents:


  . The Prospectus of Templeton Developing Markets Trust--Advisor Class dated May 1, 2002 (the "Developing Markets Trust Prospectus"), which is enclosed with and considered a part of this Prospectus/Proxy Statement.



  . The Annual Report to Shareholders of Templeton Developing Markets Trust for the fiscal year ended December 31, 2001, which contains financial and performance information for Developing Markets Trust and is enclosed with and considered a part of this Prospectus/Proxy Statement.



  . A Statement of Additional Information dated July 10, 2002 relating to this Prospectus/Proxy Statement (the "SAI"), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

   You may request a free copy of the SAI without charge by calling 1-800/DIAL BEN(R) (1-800-342-5236) or by writing to Developing Markets Trust or Vietnam SEA Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

..SUMMARY

   This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the remainder of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), A Comparison of Governing Documents and State Law (attached as Exhibit B), a Comparison of Developing Markets Trust's Current and Proposed Fundamental Investment Restrictions to Vietnam SEA Fund's Corresponding Fundamental Investment Restrictions (attached as Exhibit C), a Country Breakdown of the Funds' Portfolios (attached as Exhibit D), the Developing Markets Trust Prospectus (enclosed as Exhibit E), and the Annual Report to Shareholders of Developing Markets Trust (enclosed as Exhibit F).


WHAT PROPOSAL AM I VOTING ON?



   At a meeting held in March 2002, Vietnam SEA Fund's Board of Directors considered a proposal to reorganize Vietnam SEA Fund into Developing Markets Trust, a diversified, open-end management investment company. Having duly considered the factors it deemed relevant, the Board of Directors, including all of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Vietnam SEA Fund (the "Independent Directors"), unanimously approved the Plan in substantially the form attached to this Prospectus/Proxy Statement and voted to recommend that Vietnam SEA Fund shareholders approve the Plan. If Vietnam SEA Fund shareholders approve the Plan, it will result in the transfer of substantially all of Vietnam SEA Fund's assets to Developing Markets Trust in exchange for shares of beneficial interest, par value $0.01 per share, of Advisor Class Shares of equivalent aggregate NAV. The Advisor Class Shares will then be distributed to Vietnam SEA Fund shareholders and Vietnam SEA Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Vietnam SEA Fund and will become a shareholder of Developing Markets Trust. The exchange of Vietnam SEA Fund assets for Advisor Class Shares will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place (the "Closing Date") and which is currently scheduled to occur approximately one month after the Meeting, but may occur as of any later date otherwise agreed to by the Funds. Advisor Class Shares may be redeemed at NAV at any time, although shares received in the Transaction that are redeemed within six months of the Closing Date are subject to a redemption fee of 2%.


   The Investment Manager is the investment adviser for Developing Markets Trust as well as Vietnam SEA Fund. Developing Markets Trust has the same investment goal as, and investment policies similar to, Vietnam SEA Fund.


   Developing Markets Trust also has entered into an Agreement and Plan of Acquisition with Templeton Emerging Markets Appreciation Fund, Inc. ("Emerging Markets Appreciation Fund") whereby, upon the satisfaction of certain conditions, Developing Markets Trust would acquire substantially all of the assets of Emerging Markets Appreciation Fund in exchange solely for Advisor Class Shares of Developing Markets Trust (the "Emerging Markets Appreciation Fund Reorganization"). Emerging Markets Appreciation Fund is a closed-end management investment company advised by the Investment Manager with, as of June 30, 2002, approximately $47,994,492 million in assets that are invested primarily in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The Transaction is not dependent upon the consummation of the Emerging Markets Appreciation Fund Reorganization.


   For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Directors has determined that the Transaction is in the best interests of Vietnam SEA Fund shareholders. The Board of Directors and the Board of Trustees of Developing Markets Trust (the "Board of Trustees") also concluded that no dilution in value would result to either the shareholders of Vietnam SEA Fund or Developing Markets Trust as a result of the Transaction.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?


   Shareholders of record of Vietnam SEA Fund at the close of business on June 14, 2002 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share). Approval of the Plan requires the affirmative vote of a majority of the outstanding voting shares of Vietnam SEA Fund.



   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing, signing and returning the enclosed proxy card or voting by telephone or over the Internet, if eligible. If you vote by any of these three methods, the persons designated as proxies will officially cast your vote at the Meeting.


   You may revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person. For more details about shareholder voting, please see the "VOTING INFORMATION" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

   It is expected that Vietnam SEA Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Advisor Class Shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction--What are the tax consequences of the Transaction?"

             THE BOARD OF DIRECTORS OF VIETNAM SEA FUND RECOMMENDS
                      THAT YOU VOTE TO APPROVE THE PLAN.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

   Vietnam SEA Fund and Developing Markets Trust have the identical investment goal of long-term capital appreciation.

   With respect to investment policies, under normal market conditions, Vietnam SEA Fund invests at least 65% of its total assets in equity and debt securities of companies: (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries");
(ii) for which the principal equity securities trading market is in a Region Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively, "Region Country Issuers"). Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Myanmar, the Philippines, Singapore, Taiwan and Thailand. In seeking to invest at least 65% of its total assets in Region Country Issuers, Vietnam SEA Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. A "Vietnam Issuer" is a company: (i) that is organized under the laws of, or has a principal office in, Vietnam; (ii) for which the principal equity securities trading market is in Vietnam; or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50% of its assets invested in Vietnam. To the extent that the Investment Manager is unable to find Vietnam Issuers that it considers attractive investment opportunities, its assets will be invested in equity and debt securities of other Region Country Issuers.

Effective July 31, 2002, subject to change only upon 60 days' advance notice to shareholders, Vietnam SEA Fund will, under normal circumstances, invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity and debt securities of companies that are Region Country Issuers.


   Under normal market conditions, Developing Markets Trust invests mainly in equity securities of issuers in developing market companies. As used by Developing Markets Trust, a "developing market" includes: (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or
(iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. Developing Markets Trust also may invest up to 35% of its total assets in debt securities. Effective July 31, 2002, subject to change only upon 60 days' advance notice to shareholders, Developing Markets Trust will, under normal circumstances, invest at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of issuers in developing market countries. Developing Markets Trust may invest up to 20% of its net assets in the securities of developed market country issuers.



   The Funds have identical investment goals and have similar investment policies because each invests in securities of issuers in developing market countries. The developing market issuers in which Developing Markets Trust may invest include many of the Region Country Issuers in which Vietnam SEA Fund may invest. However, there are several noteworthy differences between the Funds' investment policies. One principal difference is that Vietnam SEA Fund focuses its investments in Southeast Asian countries, particularly Vietnam, whereas Developing Markets Trust is permitted to invest in issuers located in Southeast Asian countries as well as other developing market countries throughout the world. As of June 30, 2002, Developing Markets Trust held 52% of its total assets in issuers in the countries in which Vietnam SEA Fund had investments as of that date. For a list of the Region Countries in which each Fund currently is invested, please see Exhibit D, which is entitled "Country Breakdown of the Funds' Portfolios." Also, Developing Markets Trust invests primarily in equity securities, but is permitted to invest up to 35% of its total assets in debt securities. Vietnam SEA Fund has no restriction on the allocation of its assets between equity and debt securities. However, as of June 30, 2002, both Funds had invested substantially all of their assets in equity investments.



   Another important difference between the two Funds is that approximately 19.5% of Vietnam SEA Fund's portfolio as of June 30, 2002, was represented by certain real estate-related investments, including direct real estate-related holdings and loans made in connection with real estate-related projects in Vietnam ("Vietnam Real Estate-Related Assets"). In order to acquire such Vietnam Real Estate-Related Assets, Developing Markets Trust has recommended to its shareholders that its fundamental investment restrictions relating to its lending and real estate investment activities be amended. The Transaction still will proceed if Developing Markets Trust's shareholders do not approve such amendments; however, the timing of the Closing Date may be affected.


   Finally, Vietnam SEA Fund is a non-diversified fund, meaning that it may invest a greater percentage of its assets in the securities of any one issuer and, therefore, a smaller number of issuers than a diversified fund. Developing Markets Trust, however, satisfies the diversification requirements in the 1940 Act, limiting its investments, as to 75% of its total assets: (i) to not more than 5% of its total assets in any single issuer; and (ii) to not more than 10% of the outstanding voting securities of any single issuer.

   For more information about the investment goals and policies of the Funds, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

   As with most investments, investments in Vietnam SEA Fund and Developing Markets Trust involve risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment goal.

   The risks associated with an investment in each Fund are substantially similar. These risks include the risks of investing in foreign securities, which include currency, political, economic, liquidity and regulatory risks, among others, and the risks of investing in developing or emerging markets, where the risks of foreign investing are typically greater. Also, since each Fund invests a substantial portion of its assets in equity securities, each Fund is subject to stock risk. Each Fund invests a smaller percentage of its assets in debt securities. Each Fund is thereby subject to the risks of investing in such securities, including interest rate, credit and call risks to the extent of any such investments.

   Because Vietnam SEA Fund is a non-diversified fund, it may invest a greater portion of its assets in the securities of any one issuer and, therefore, a smaller number of issuers than a diversified fund, such as Developing Markets Trust. Thus, Vietnam SEA Fund may be more sensitive to economic, political, business, regulatory or other changes affecting similar issuers or securities. In addition, by focusing its investments in Southeast Asia, Vietnam SEA Fund is more likely subject to the particular political, social, or economic conditions experienced in that region. In addition, because Vietnam SEA Fund historically has invested a greater percentage of its assets in illiquid and restricted securities, as compared to Developing Markets Trust, it is exposed to relatively greater liquidity risks. Illiquid securities are securities that are not readily marketable at a price that is approximately equal to the value placed on such assets by a Fund.

   Shares of Vietnam SEA Fund are subject to the risk that they will trade at a discount to NAV. This is a risk to which shares of open-end funds, such as Developing Markets Trust, are not subject because, unlike shares of closed-end funds, such as Vietnam SEA Fund, shares of open-end funds are not traded on a secondary market. Therefore, Advisor Class Shares do not and will not trade at a discount (or a premium) to their NAV. More information about the principal differences between open-end and closed-end funds is set forth in the section immediately below.

   For more information about the risks of the Funds, please see the section "Comparison of Investment Goals and Policies--What are the risk factors associated with investments in the Funds?"

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN OPEN-END AND CLOSED-END FUNDS?


   In evaluating the Transaction, shareholders of Vietnam SEA Fund should consider the important distinctions between closed-end and open-end investment companies and how those distinctions bear upon management of the two Funds and the relative risks associated with an investment in them. Unlike Developing Markets Trust, an open-end fund which engages in a continuous public offering of its shares and must stand ready to redeem its shares at the request of shareholders received in good order, Vietnam SEA Fund, as a closed-end fund whose shares are listed on the New York Stock Exchange ("NYSE"), does not sell its shares on a continuous basis and generally may not redeem its shares upon shareholder request. As a consequence, while the number of outstanding shares of Developing Markets Trust will fluctuate with sales and redemptions, the number of outstanding shares of Vietnam SEA Fund (absent an issuer tender offer or an open-market repurchase program) will remain constant. Thus, unlike Developing Markets Trust, whose size fluctuates both because of sales and redemptions of its shares as well as market appreciation and depreciation in fund assets, the size of Vietnam SEA Fund is generally affected only by market appreciation and depreciation of its assets. This distinction has a direct bearing on the management of the Funds and on expenses to which the Funds are subject.



   As an open-end fund, Developing Markets Trust must be managed in anticipation of possible redemptions, which generally must be honored within seven days after a redemption request is received in good order by the Fund. Payments to shareholders that redeem their shares generally must be paid in cash, the source of which typically is cash-on-hand or cash raised by the sale of liquid portfolio securities. In either case, the need to be able to redeem Fund shares limits the Fund's management flexibility. For this reason, open-end funds are limited, under SEC staff interpretations, in the amount of their assets that may be invested in illiquid assets.

   The same is not the case for closed-end funds like Vietnam SEA Fund. Generally, unless it has announced a tender offer of its shares, a closed-end fund need not be managed in anticipation of possible redemptions and, thus, may invest in less liquid assets. A closed-end fund also is not subject to any limitation on the amount of its assets that may be illiquid.


   Apart from flexibility of management, there are other distinctions between the structures. Developing Markets Trust, as an open-end fund, has the potential for growth in size through sales of additional shares, with the flexibility in management and potential per share cost savings that may arise from increased size. Even though an open-end fund like Developing Markets Trust must be managed in anticipation of possible redemptions, as the size of the fund increases, its management options may increase proportionately. Similarly, as the size of a fund increases, the fixed costs may be spread over the larger asset base possibly resulting in lower costs per share. In contrast, an investment in Vietnam SEA Fund does not present the same potential growth because it may not engage in a continuous offering of its shares. In order to achieve growth through sales, the Vietnam SEA Fund would be required to engage in an additional underwritten public offering or a rights offering, both of which are expensive and time consuming. The inability quickly and relatively inexpensively to raise additional capital can be a significant impediment to Vietnam SEA Fund's operation, if, as a result of market depreciation, the value of its assets were to significantly decline. In such an instance, fixed costs would be spread over fewer assets, thus causing its expense ratio to increase.

   The advantages that may flow from the potential increase in the size of Developing Markets Trust should be weighed against the disadvantages associated with potential diminution in size arising from redemptions. While increased size may result in improved management flexibility, the achievement of per share cost savings and lower expenses, a contraction in the size of the Fund may correspondingly result in reduced management flexibility, and higher expenses. In this connection, the Transaction, if completed, will make it possible for former Vietnam SEA Fund shareholders to redeem their shares (subject to a redemption fee of 2% for the six months following the Closing
Date), which will reduce the size of Developing Markets Trust commensurate with the extent of those redemptions. Redemptions also may increase significantly, for example, should the asset class, of which Developing Markets Trust is a part, fall out of favor in the market place.

   Finally, Vietnam SEA Fund is a closed-end fund that is listed on the NYSE. The shares of closed-end funds that are traded on a secondary market, like the NYSE, may trade at either a discount or a premium to their NAV per share and, historically, Vietnam SEA Fund's shares have generally tended to trade at a discount to their NAV per share. In contrast, the 1940 Act generally requires that the shares of Developing Markets Trust, as an open-end fund, be purchased or sold at their respective NAV per share, plus any applicable sales charge or redemption fee, on any day that Developing Markets Trust is open for business. Thus, shares of Developing Markets Trust, including Advisor Class Shares, cannot be purchased or redeemed at a discount or a premium.

WHO MANAGES THE FUNDS?


   The management of the business and affairs of Vietnam SEA Fund and Developing Markets Trust is the responsibility of the Board of Directors of Vietnam SEA Fund and the Board of Trustees of Developing Markets Trust, respectively (each, a "Board" and, collectively, the "Boards").



   Both Funds are registered with the SEC. Vietnam SEA Fund was organized as a Maryland corporation on July 19, 1994. Developing Markets Trust was organized as a Massachusetts business trust on August 9, 1991, although the Board of Trustees has recommended to the current shareholders of Developing Markets Trust the approval of the reorganization of Developing Markets Trust from a Massachusetts business trust into a Delaware business trust (the "DBT Reorganization"). The DBT Reorganization, which would not become effective until after the completion of the Transaction, is subject to the approval of Developing Markets Trust's shareholders and is not expected to result in any material changes in the management of Developing Markets Trust. Vietnam SEA Fund shareholders are not being asked to vote on the DBT Reorganization.

   Subject to the supervision of each Fund's Board, the Investment Manager, a Singapore company, manages the assets of each Fund in accordance with the Fund's stated investment goals, policies and restrictions and makes investment decisions for each Fund, including placing purchase and sell orders for securities. The Investment Manager's principal office is located at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987, with a branch office at Two Exchange Square, Hong Kong. The Fund has been advised that there is doubt as to the enforceability in the courts of Singapore of judgments against the Investment Manager predicated upon the civil liability provisions of the federal securities laws of the United States. The Investment Manager is advised by U.S. counsel with respect to the federal securities laws of the United States. The Investment Manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned, global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. Together, the Investment Manager and its affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 155 U.S. based funds or series. Resources has more than $270 billion in assets under management as of June 30, 2002. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Charles B. Johnson is Chairman of the Board, Director and Vice President of Vietnam SEA Fund, Chairman of the Board, Trustee and Vice President of Developing Markets Trust and Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman and Director of Resources and an officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources. Rupert H. Johnson, Jr. is Vice President of both Vietnam SEA Fund and Developing Markets Trust and Vice Chairman, Member-Office of the Chairman and Director of Resources and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


   The portfolio management team responsible for Vietnam SEA Fund's and Developing Markets Trust's day-to-day management is:

   MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT
LTD. Dr. Mobius has been a manager of Developing Markets Trust since 1991 and Vietnam SEA Fund since its inception in 1994. He joined Franklin Templeton Investments in 1987.

   TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD. Mr. Wu has been a manager of Developing Markets Trust since 1991. He joined Franklin Templeton Investments in 1987.

   DENNIS LIM, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD. Mr. Lim has been a manager of Developing Markets Trust since 2001 and Vietnam SEA Fund since 2000. He joined Franklin Templeton Investments in 1990.

   Each Fund has a separate management agreement with the Investment Manager under which the Investment Manager receives a management fee calculated based on the net assets for the relevant Fund. For Developing Markets Trust, the management fee is equal to an annual rate of 1.25% of the Fund's average daily net assets. Each class of shares of Developing Markets Trust pays its proportionate share of the fee.

   For Vietnam SEA Fund, the management fee is equal to 1.50% per year of the average weekly net assets of the Fund. Effective August 1, 1998, the Investment Manager agreed to reduce its management fee to 1.35% per year of the average weekly net assets. This fee waiver may be terminated at any time upon notice to Vietnam SEA Fund's Board of Directors. From its management fee, the Investment Manager pays a shareholder servicing agent fee to UBS Warburg, LLC of 0.10% per year of the average weekly net assets of the Fund.

   Developing Markets Trust also pays a separate administration fee to Franklin Templeton Services, LLC ("FT Services") equal to:



       ANNUAL RATE      AVERAGE DAILY NET ASSETS
       -----------      ------------------------
          0.15%         First $200 million
          0.135%        Over $200 million, up to and including $700 million
          0.10%         Over $700 million, up to $1.2 billion
          0.075%        Over $1.2 billion


   Vietnam SEA Fund pays a separate administration fee to FT Services equal to:


       ANNUAL RATE      AVERAGE DAILY NET ASSETS
       -----------      ------------------------
          0.15%         All assets


HOW ARE THE SHARES OF EACH FUND SOLD?


   Franklin Templeton Distributors, Inc. ("Distributors") acts as the principal underwriter in the continuous public offering of Developing Markets Trust's shares. Distributors is located at One Franklin Parkway, San Mateo, California 94403-1906.


   Distributors pays the expense of the distribution of Advisor Class Shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer Advisor Class Shares to the public. Developing Markets Trust pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders. Distributors does not receive compensation from Developing Markets Trust for acting as underwriter of Advisor Class Shares.

   Because Vietnam SEA Fund is a closed-end investment company that has its shares publicly traded on the NYSE, there is no continuous public offering of its shares.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

   The following table describes the fees and expenses that you may pay if you buy and hold shares of Vietnam SEA Fund or Developing Markets Trust. The table also shows the estimated expense levels for Developing Markets Trust after the Transaction. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of Developing Markets Trust.

                                   FEE TABLE
                                      FOR
      VIETNAM SEA FUND AND DEVELOPING MARKETS TRUST--ADVISOR CLASS SHARES

                                                                                                 DEVELOPING
                                                                                DEVELOPING      MARKETS TRUST
                                                                VIETNAM SEA    MARKETS TRUST    ADVISOR CLASS
                                                                   FUND        ADVISOR CLASS  AFTER TRANSACTION
                                                                -----------    -------------  -----------------
SHAREHOLDER TRANSACTION EXPENSES/(1)/
Sales Load
  (as a percentage of offering price)..........................     None           None             None
Dividend Reinvestment and Cash Purchase Plan Fees/(2)/.........    $5.00           None             None
Redemption Fee.................................................      N/A              2%/(3)/          2%/(4)/

ANNUAL EXPENSES
  (as percentage of net assets attributable to common shares)
Management Fees................................................     1.50%/(5)/     1.25%            1.25%
Distribution and Service (12b-1) fee...........................      N/A           None             None
Other Expenses/(6)/............................................     0.71%          0.62%            0.61%
                                                                   -----           ----             ----
Total Annual Expenses..........................................     2.21%          1.87%            1.86%
                                                                   =====           ====             ====

--------

/(1)/ Information provided for Vietnam SEA Fund's shares is for the fiscal year ended March 31, 2002. Information provided for Developing Markets Trust is for the fiscal year ended December 31, 2001. The pro forma combined expenses are based on the net assets of the Funds as of December 31, 2001.

/(2)/ Only Vietnam SEA Fund has a Cash Purchase Plan.
/(3) /Applies to market timers only. For more information about fees for market timers, please see the "Account Policies" subsection of the "Your Account" section of the Developing Markets Trust Prospectus.
/(4) /Applies to Market Timers and former Vietnam SEA Fund shareholders who redeem or exchange their Advisor Class Shares within six months of the Closing Date.
/(5)/ Management fees were reduced on assets invested in Franklin Institutional
      Fiduciary Trust Money Market Portfolio, an affiliated money market fund, in an amount not to exceed the management fee paid by the money market fund. The Investment Manager has agreed to reduce the management fee to 1.35%. This fee waiver may be terminated at any time upon notice to Vietnam SEA Fund's Board of Directors.
/(6)/ Other expenses include administration fees, transfer agent fees, custodian fees, registration and filing fees, professional fees and Trustees/Directors fees and expenses.

EXAMPLE

   This example can help you compare the cost of investing in Vietnam SEA Fund with the cost of investing in Advisor Class Shares of Developing Markets Trust. It assumes:
   .  You invest $10,000 for the periods shown;
   .  Your investment has a 5% return each year;
   . The Fund's operating expenses remain the same each year; and . You sell your shares at the end of the periods shown.

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                       ------ ------- ------- --------
Vietnam SEA Fund......................................  $224   $691   $1,185   $2,544
Developing Markets Trust..............................  $190   $588   $1,011   $2,190
Projected Developing Markets Trust (after Transaction)  $189   $585   $1,006   $2,180

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

   The table below provides performance data for periods ended January 31, 2002, as considered by the Board of Directors of Vietnam SEA Fund, based on each Fund's NAV and also, in the case of Vietnam SEA Fund, market value. All returns are cumulative and reflected in U.S. Dollars. Past performance is not a guarantee of future results, and it is not possible to predict whether or not performance will be affected by the Transaction.


                                       3 MONTH  YTD   1 YEAR  3 YEARS 5 YEARS
                                       ------- ----   ------  ------- -------
 DEVELOPING MARKETS
 ADVISOR CLASS SHARES
 (Inception Date: Oct. 16, 1991) /(1)/
 NAV..................................  16.6%   5.4%  (10.8)%   9.7%   (28.8)%
 VIETNAM SEA FUND
 (Inception Date: Sept. 8, 1994)
 Net Asset Value......................  16.7%   9.1%   (0.4)%  (2.5)%  (38.3)%
 Market Price.........................  27.2%  (5.3)%  11.3%    5.3%   (35.0)%

--------

/(1)/ Effective 1/2/97, Developing Markets Trust began offering Advisor Class
      Shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation:
      (a) For periods prior to 1/2/97, a restated figure is used based upon the Developing Markets Trust's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of Class A's Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

   Shares of closed-end investment companies, such as Vietnam SEA Fund, frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that Vietnam SEA Fund's NAV may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period.

   The following table shows the history of public trading of Vietnam SEA Fund's shares during the quarter for the last two fiscal years of Vietnam SEA Fund.


                              NET ASSET VALUE MARKET PRICE  PERCENTAGE DISCOUNT
                              --------------- ------------- ------------------
           QUARTER ENDED       HIGH     LOW    HIGH   LOW   HIGH       LOW
           -------------       ------  -----  ------ ------ ----        ----
           June 30, 2000..... $11.99   $9.31  $8.188 $6.125 31.7%     34.2%
           September 30, 2000 $10.15   $8.31  $7.625 $6.000 24.9%     27.8%
           December 31, 2000. $ 8.62   $7.83  $6.313 $5.500 26.8%     29.8%
           March 31, 2001.... $ 8.89   $7.71  $6.820 $5.900 23.3%     23.5%
           June 30, 2001..... $ 8.32   $7.51  $6.650 $5.850 20.1%     22.1%
           September 30, 2001 $ 8.46   $7.44  $6.850 $5.830 19.0%     21.6%
           December 31, 2001. $ 8.05   $7.37  $7.000 $5.950 13.0%     19.3%
           March 31, 2002.... $ 9.44   $7.98  $8.850 $6.800  6.3%     14.8%



   As of June 30, 2002, the NAV per share of Vietnam SEA Fund was $9.49, and the market price per share was $8.75. As of that same date, the NAV of a share of Developing Markets Trust--Advisor Class was $10.54.


WHAT ARE THE FINANCIAL HIGHLIGHTS OF EACH FUND?


   The tables below set forth certain specified information for a share of each Fund outstanding through each period presented. Except where noted, the information for the fiscal years ending 1999 to 2001 has been audited by the Funds' independent auditors, PricewaterhouseCoopers LLP. The information for the fiscal years before 1999 was audited by other auditors. This information is derived from financial and accounting records of each Fund. The information should be read in conjunction with the financial statements and notes contained in each Fund's Annual Report. Developing Markets Trust's Annual Report for the fiscal year ended December 31, 2001 is enclosed as Exhibit F.

TEMPLETON DEVELOPING MARKETS TRUST
Advisor Class Shares
Financial Highlights

                                                             YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------
                                                 2001       2000      1999       1998      1997+
                                               -------   --------   --------  --------   -------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year............ $ 10.55   $  15.62   $  10.28  $  12.93   $ 15.43
                                               -------   --------   --------  --------   -------
Income from investment operations:
   Net investment income......................     .14        .11        .09       .23       .17
   Net realized and unrealized gains (losses).    (.71)     (5.03)      5.25     (2.60)    (1.63)
                                               -------   --------   --------  --------   -------
Total from investment operations..............    (.57)     (4.92)      5.34     (2.37)    (1.46)
                                               -------   --------   --------  --------   -------
Less distributions from:
   Net investment income......................    (.14)      (.15)        --      (.23)     (.20)
   Net realized gains.........................      --         --         --      (.05)     (.84)
                                               -------   --------   --------  --------   -------
Total distributions...........................    (.14)      (.15)        --      (.28)    (1.04)
                                               -------   --------   --------  --------   -------
Net asset value, end of year.................. $  9.84   $  10.55   $  15.62  $  10.28   $ 12.93
                                               -------   --------   --------  --------   -------
Total return*.................................   (5.43)%   (31.67)%    51.95%   (18.47)%   (9.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............... $81,320   $115,144   $190,341  $115,494   $98,101
Ratios to average net assets:
   Expenses...................................    1.87%      1.77%      1.74%     1.78%     1.69%**
   Net investment income......................    1.40%       .88%       .72%     1.82%     1.04%**
Portfolio turnover rate.......................   61.45%     69.37%     45.82%    37.51%    30.06%

--------
*  Total return is not annualized.
** Annualized.
+  For the period January 2, 1997 (effective date) to December 31, 1997.
++ Based on average weighted shares outstanding effective year ended December
   31, 1999.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights


                                                           YEAR ENDED MARCH 31,
                                        ---------------------------------------------------------
                                          2002     2001      2000      1999      1998       1997
                                        -------  -------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the
  year)
Net asset value, beginning of year..... $  7.84  $ 11.64   $  8.68   $  9.07   $ 14.05   $  13.91
                                        -------  -------   -------   -------   -------   --------
Income from investment operations:
   Net investment income...............     .05     (.02)     (.07)     (.08)      .09        .29
   Net realized and unrealized gains
     (losses)..........................    1.48    (3.86)     3.03      (.31)    (4.86)       .21
                                        -------  -------   -------   -------   -------   --------
Total from investment operations.......    1.53    (3.88)     2.96      (.39)    (4.77)       .50
                                        -------  -------   -------   -------   -------   --------
Capital shares repurchases.............      --      .08        --        --        --         --
                                        -------  -------   -------   -------   -------   --------
Tender offer expenses deducted from
  capital..............................      --       --        --        --      (.04)        --
                                        -------  -------   -------   -------   -------   --------
Less distributions from:
   Net investment income...............    (.03)      --        --        --      (.13)      (.31)
   Net realized gains..................      --       --        --        --      (.03)      (.05)
   Tax return of capital...............      --       --        --        --      (.01)        --
                                        -------  -------   -------   -------   -------   --------
Total distributions....................    (.03)      --        --        --      (.17)      (.36)
                                        -------  -------   -------   -------   -------   --------
Net asset value, end of year........... $  9.34  $  7.84   $ 11.64   $  8.68   $  9.07   $  14.05
                                        -------  -------   -------   -------   -------   --------
Market value, end of year (a).......... $8.8500  $5.9800   $8.1250   $6.9375   $8.2500   $11.2500
                                        -------  -------   -------   -------   -------   --------
Total return*
 (based on market value per share).....   48.51%  (26.40)%   17.12%   (15.88)%  (25.14)%   (10.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)........ $42,432  $35,610   $54,508   $40,615   $42,437   $113,214
Ratios to average net assets:
   Expenses**..........................    2.21%    2.22%     2.30%     3.22%     2.23%      1.82%
   Net investment income...............     .57%    (.19)%    (.58)%   (1.06)%     .91%      2.04%
Portfolio turnover rate................   78.86%   78.51%    68.98%    20.56%    89.42%     20.16%


--------
+ Based on average weighted shares outstanding effective year ended March 31, 2000.
*  Total return is not annualized.
** Effective August 1, 1998, the Investment Manager agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. With the fee waiver and payments by affiliates, the Fund's net expense ratios were 2.08%, 2.07%, 2.15%, and 3.12%, for the Fund's fiscal year ended on March 31 for 2002, 2001, 2000, and 1999, respectively.
(a) Based on the last sale on the New York Stock Exchange.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights


                                                                        YEAR ENDED
                                                                        MARCH 31,
                                                                  ------------------
                                                                    1996       1995*
                                                                  --------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year............................... $  13.09  $  14.10
                                                                  --------  --------
Income from investment operations:
   Net investment income.........................................      .36       .13
   Net realized and unrealized gain (loss).......................      .91     (1.00)
                                                                  --------  --------
Total from investment operations.................................     1.27      (.87)
                                                                  --------  --------
Underwriting expenses deducted from capital......................       --      (.09)
                                                                  --------  --------
Distributions:
   Dividends from net investment income..........................     (.38)     (.05)
   Distributions from net realized gains.........................     (.07)       --
                                                                  --------  --------
Total distributions..............................................     (.45)     (.05)
                                                                  --------  --------
Net asset value, end of year..................................... $  13.91  $  13.09
                                                                  --------  --------
Market value, end of year........................................ $  13.00  $  11.00
Total return**
(based on market value per share)................................    22.11%   (26.33%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000).................................... $112,073  $105,306
Ratio of expenses, inclusive of fee waiver, to average net assets     1.47%     1.72%***
Ratio of net investment income to average net assets.............     2.62%     1.81%***
Portfolio turnover rate..........................................     4.01%    11.77%

--------
  * For the period September 8, 1994 (commencement of operations) to March 31, 1995.
 ** Not annualized for period(s) of less than one year.
*** Annualized.

  WHERE CAN I FIND MORE PERFORMANCE AND FINANCIAL INFORMATION ABOUT THE FUNDS?

   Performance data for Developing Markets Trust can also be found in the section entitled "Performance" in the Developing Markets Trust Prospectus, which is enclosed as Exhibit E and is incorporated by reference into this Prospectus/Proxy Statement. Additional historical performance and financial data can be found for Developing Markets Trust in its Annual Report to Shareholders for the fiscal year ended December 31, 2001, which is enclosed as Exhibit F and is incorporated by reference into this Prospectus/Proxy Statement. Similar information for Vietnam SEA Fund can be found in its Annual Report to Shareholders for the fiscal year ended March 31, 2002, which is incorporated by reference into the SAI, has previously been provided to Vietnam SEA Fund shareholders, and is available upon request. For instructions on how to obtain additional information about the Funds, see the "Further Information About Developing Markets Trust and Vietnam SEA Fund" section of this Prospectus/Proxy Statement.

  WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

   TRANSFER AGENCY SERVICES. The transfer agent, registrar and dividend disbursement agent for Vietnam SEA Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Center, Ridgefield Park, New Jersey 07660.


   SHAREHOLDER SERVICING AGENt. The shareholder servicing agent for Vietnam SEA Fund is UBS Warburg LLC (formerly PaineWebber Inc.), 1285 Avenue of the Americas, New York, New York 10019, an affiliate of the initial underwriter of Vietnam SEA Fund's shares. Pursuant to a shareholder servicing agreement, UBS Warburg provides certain services to the Vietnam SEA Fund including statistical information and analysis, ongoing efforts to publicize the Vietnam SEA Fund's shares and making information available to investors.

   The shareholder servicing agent, transfer agent and dividend paying agent for Developing Markets Trust is Franklin Templeton Investor Services, LLC ("Investor Services"), 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.


   CUSTODY SERVICES. JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245, acts as the custodian of the securities and other assets of Developing Markets Trust and Vietnam SEA Fund.


   ADMINISTRATIVE SERVICES. FT Services, an indirect wholly owned subsidiary of Resources with offices at One Franklin Parkway, San Mateo, California 94403-1906, provides certain administrative services to Developing Markets Trust and to Vietnam SEA Fund, including, for each Fund: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) providing trading desk facilities for the Fund (unless provided by the Investment Manager); (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to correspondence and other communications with individual shareholders; (v) coordinating the daily pricing of the Fund's investment portfolio, providing fund accounting services and coordinating trade settlements; (vi) monitoring relationships with other service providers to the Fund; (vii) supervising compliance by the Fund, including compliance with the federal securities laws, federal tax laws, and other applicable state and federal laws, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent), and preparing and filing of tax reports, as well as providing executive, clerical and secretarial personnel needed to carry out and support services incidental to carrying out the above responsibilities.

   PURCHASES AND REDEMPTIONS. Advisor Class Shares are sold on a continuous basis at NAV per share, without a sales charge. Developing Markets Trust calculates the NAV each business day at the close of trading on the NYSE. The NAV for Advisor Class Shares is calculated by dividing net assets attributable to that class by the number of its shares outstanding. There are certain initial minimum investments, which vary depending upon the purchaser. Subsequent investments generally must be at least $50.

   Advisor Class Shares may be sold (redeemed) at any time at NAV, except as noted below. Advisor Class Shares may also be exchanged generally for Advisor Class shares (or, if not available, Class A or Class Z shares) of most other Franklin(R) funds and/or Templeton(R) funds (collectively, the "funds in Franklin Templeton Investments"), subject to certain limitations as provided in the prospectus of the respective fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

   Developing Markets Trust does not allow investments by market timers. Identified market timers who redeem or exchange their Advisor Class Shares within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. In addition, former Vietnam SEA Fund shareholders who redeem or exchange Advisor Class Shares received in the Transaction within six months of the Closing Date will also be assessed a redemption fee of 2%. These fees will be retained by Developing Markets Trust and are charged in order to help defray the transaction costs associated with such redemptions and exchanges, including the brokerage expenses incurred in connection with the liquidation of portfolio securities necessitated by the redemption, processing or other transaction costs incident to the redemption, odd-lot premiums, transfer taxes, administrative fees, custodian fees, and register and transfer agent fees.

   For more information and specific instructions explaining how to buy, sell, and exchange Advisor Class Shares, please see the section "Your Account" in the enclosed Developing Markets Trust Prospectus. The Developing Markets Trust Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions."

   Because Vietnam SEA Fund is a closed-end fund, there are no exchange privileges for its shares. In addition, Vietnam SEA Fund does not engage in the repurchase and selling of its shares, except to the extent described below with respect to the share repurchase program and cash purchase plan.

   SHARE REPURCHASE PROGRAM.   The Board of Directors of Vietnam SEA Fund
previously authorized an open-market share repurchase program pursuant to which Vietnam SEA Fund would purchase, from time to time, its shares in open-market transactions, at the discretion of the Investment Manager. The open-market share repurchase program was discontinued, however, by the Board of Directors in January 2002. In the event that the Transaction is not approved by Vietnam SEA Fund shareholders, the Fund's Board of Directors may reinstate the share repurchase program or recommend a similar program in the future, depending upon market conditions and regulatory and tax considerations.


   DIVIDENDS AND DISTRIBUTIONS.   Vietnam SEA Fund has a policy of distributing
all of its net investment income annually. Developing Markets Trust has a policy of distributing all of its net investment income twice each calendar year. Each Fund distributes its net realized short-term and net realized long-term capital gains, if any, at least annually. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gain distributions. Developing Markets Trust expects to maintain this general dividend policy after the completion of the Transaction and to continue to qualify for treatment under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   Dividends and distributions from the Funds, whether you receive them in cash or in additional shares, are generally subject to federal income tax as either ordinary income or capital gains. Shareholders who are generally not subject to income tax, however, may not be required to pay income taxes on such dividends and distributions. Each Fund will send you a statement annually that reflects the tax status of distributions received from that Fund.


   Vietnam SEA Fund offers a dividend reinvestment and cash purchase plan pursuant to which shareholders may elect to have all distributions automatically reinvested by Mellon Bank, N.A., Vietnam SEA Fund's plan administrator. Participants in this plan also have the option of submitting additional payments to the plan administrator for the purchase of additional Vietnam SEA Fund shares for their account. More information about Vietnam SEA Fund's Dividend Reinvestment and Cash Purchase Plan is available in the Annual Report to Shareholders for the fiscal year ended March 31, 2002, which is incorporated by reference into the SAI, has previously been provided to Vietnam SEA Fund shareholders, and is available upon request.


   Developing Markets Trust automatically reinvests distributions in additional Advisor Class Shares, unless a shareholder selects a different option. Specific instructions explaining how to select a different option are outlined in the enclosed Developing Markets Trust Prospectus under the heading "Distribution Options."

                          REASONS FOR THE TRANSACTION


   The Board of Directors of Vietnam SEA Fund has recommended the Transaction in an effort to address the discount of Vietnam SEA Fund's market price per share from its NAV per share by combining Vietnam SEA Fund with a larger, open-end fund that has a broad developing markets investment mandate. In addition, it is expected that shareholders of both Funds will benefit from portfolio management efficiencies and possible expense reductions from the combination.


   A meeting of the Board of Directors of Vietnam SEA Fund was held on March 19, 2002 to consider the proposed Transaction. The Board of Directors requested and received from the Investment Manager written materials containing relevant information about Developing Markets Trust and the proposed Transaction, including fee and expense information on an actual, pro forma and future estimated basis, and comparative performance data. The Independent Directors of Vietnam SEA Fund also were advised on this matter by independent counsel.

   The Board of Directors of Vietnam SEA Fund considered the potential benefits and costs of the Transaction to Vietnam SEA Fund shareholders. The Board of Directors reviewed information about: (i) the investment goals and policies of Developing Markets Trust as compared to Vietnam SEA Fund; (ii) the portfolio management of Developing Markets Trust; (iii) the comparative short-term and long-term investment performance of Developing Markets Trust and Vietnam SEA Fund; (iv) the current expense ratios of Advisor Class Shares of Developing Markets Trust and Vietnam SEA Fund; (v) the expenses related to the Transaction; and (vi) the tax consequences of the Transaction to the Vietnam SEA Fund and its respective shareholders.

   The Board of Directors specifically considered that the Funds have identical investment goals and similar investment policies. By reorganizing with an open-end fund, former Vietnam SEA Fund shareholders will no longer be shareholders of a fund with a market value that varies from its NAV. If former Vietnam SEA Fund shareholders desire to redeem the Advisor Class Shares received in the Transaction, they may do so at NAV. The Board of Directors also considered that former Vietnam SEA Fund shareholders who redeem or exchange Advisor Class Shares received in the Transaction within six months following the Closing Date will be assessed a redemption fee of 2%. Combining the Funds could enhance portfolio management by increasing Developing Markets Trust's asset base. The increased size may be beneficial to shareholders because spreading fixed expenses over a larger asset base could potentially reduce per share expenses. In addition, Developing Markets Trust historically has had a lower expense ratio than Vietnam SEA Fund. And, while Vietnam SEA Fund has outperformed Advisor Class Shares on an NAV basis over the shorter term (three month, year-to-date and one year periods), Advisor Class Shares have outperformed Vietnam SEA Fund on an NAV basis over the longer term (three year and five year periods).

   Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of Vietnam SEA Fund, including all of its Independent Directors, concluded that the Transaction is in the best interests of Vietnam SEA Fund shareholders and that no dilution of value would result to Vietnam SEA Fund shareholders from the Transaction. On March 19, 2002, the Board of Directors of Vietnam SEA Fund, including all of its Independent Directors, approved the Plan and decided to recommend that Vietnam SEA Fund shareholders vote to approve the Transaction.

   The Board of Trustees of Developing Markets Trust also reviewed and approved the Transaction. The Board of Trustees, in approving the Transaction, considered that the increased size may be beneficial to shareholders because spreading fixed expenses over a large asset base could result in reduced expenses. The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of Developing Markets Trust and that no dilution of value would result to the shareholders of Developing Markets Trust from the Transaction.

                  FOR THE REASONS DISCUSSED ABOVE, THE BOARD
                      OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU VOTE FOR THE PLAN.

                       INFORMATION ABOUT THE TRANSACTION

   This is only a summary of the Plan and is qualified in its entirety by reference to the Plan. You should read the actual Plan, which is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

   If Vietnam SEA Fund shareholders approve the Plan, the Transaction will take place if certain conditions set forth in the Plan are satisfied, including the declaration of a distribution by Vietnam SEA Fund prior to the Closing Date and the delivery of certain documents, including an opinion in form and substance reasonably satisfactory to Vietnam SEA Fund and Developing Markets Trust to the effect that the Transaction is expected to constitute a tax-free reorganization for federal income tax purposes. If Vietnam SEA Fund shareholders do not approve the Plan, the Transaction will not take place.

   Vietnam SEA Fund and Developing Markets Trust will mutually agree upon the Closing Date. The Transaction currently is scheduled to occur approximately one month after the Meeting, but may occur as of any later date otherwise agreed to by the Funds. On the Closing Date, the relative value of the assets of Vietnam SEA Fund and of Developing Markets Trust--Advisor Class and their respective shares will be measured to determine the number of Advisor Class Shares each Vietnam SEA Fund shareholder is entitled to receive in the Transaction.


   The Plan provides that on the Closing Date, Vietnam SEA Fund will transfer substantially all of its assets to Developing Markets Trust in exchange for Advisor Class Shares. The net asset values of both Developing Markets Trust and Vietnam SEA Fund will be computed as of 4:00 p.m. Eastern time on the Closing Date. Developing Markets Trust will deliver to Vietnam SEA Fund the number of Advisor Class Shares that, based on the relative net asset values of the two Funds, will have an aggregate NAV equal to that of the aggregate NAV of the outstanding Vietnam SEA Fund shares. Vietnam SEA Fund will then distribute the Advisor Class Shares pro rata to each Vietnam SEA Fund shareholder in exchange for that shareholder's Vietnam SEA Fund shares so that Vietnam SEA Fund shareholders will hold Advisor Class Shares having the same aggregate NAV as of the Closing Date as the shares they have exchanged. Vietnam SEA Fund will then be liquidated and dissolved.

WHAT ARE SOME OF THE OTHER IMPORTANT TERMS OF THE PLAN?


   Pursuant to the terms of the Plan, the Plan may be terminated and the Transaction abandoned at any time (before or after approval by Vietnam SEA Fund shareholders) by: (i) the mutual consent of the Funds (through their respective Boards), or (ii) by either Fund if any condition to its obligations under the Plan have not been fulfilled or waived. In addition, if the Transaction has not been completed by December 31, 2002, the Plan will automatically terminate as of that date unless a later date is mutually agreed to by the Funds' Boards. In the event the Plan is so terminated, expenses incurred to the date of such termination will be borne one-quarter by Vietnam SEA Fund, one-quarter by Developing Markets Trust and one-half by the Investment Manager, as investment adviser to both Funds.


   At any time prior to the Closing Date, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit of such terms or conditions so long as its Board determines that the waiver will not have a material adverse effect on the benefits intended under the Plan for its shareholders. In addition, the Plan may be amended only by the mutual consent of the Funds, through their respective Boards.

   Upon completion of the Transaction, the various representations and warranties made by the Funds to each other under the Plan will expire and terminate, and no party thereafter shall have any liability with respect to such representations and warranties.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

   The expenses resulting from the Transaction will be shared one-quarter by Vietnam SEA Fund, one-quarter by Developing Markets Trust and one-half by the Investment Manager, as investment adviser to both Funds. The expenses resulting from the Transaction, including the costs of the proxy solicitation, are estimated to be $220,244, of which Vietnam SEA Fund will pay $55,061.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?


   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and representations received from Vietnam SEA Fund and Developing Markets Trust, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Funds, that Vietnam SEA Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Vietnam SEA Fund for Advisor Class Shares and that neither Developing Markets Trust nor its shareholders will recognize any gain or loss upon Developing Markets Trust's receipt of the assets of Vietnam SEA Fund in the Transaction. In addition, the holding period and aggregate tax basis for Advisor Class Shares that are received by a Vietnam SEA Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Vietnam SEA Fund previously held by such shareholder.

   After the Transaction, you will continue to be responsible for tracking the adjusted basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT ADVISOR CLASS SHARES?

   Each Advisor Class Share that will be distributed to Vietnam SEA Fund shareholders will be fully paid and nonassessable when issued, will be freely transferable and will have no preemptive, conversion or exchange rights unless otherwise determined by the Board of Trustees.

   In addition, the Board of Trustees of Developing Markets Trust has submitted a proposal to shareholders of Developing Markets Trust to reorganize Developing Markets Trust from a Massachusetts business trust into a Delaware business trust (the "Delaware Business Trust"). If the current Developing Markets Trust shareholders approve the DBT Reorganization, the assets and liabilities of Developing Markets Trust will be transferred to the newly created Delaware Business Trust, and shareholders of Developing Markets Trust, on the day the DBT Reorganization takes place, will receive shares of the Delaware Business Trust in exchange for their shares of Developing Markets Trust. Vietnam SEA Fund shareholders are not being asked to vote on the DBT Reorganization. The Delaware Business Trust will continue to operate in substantially the same manner as Developing Markets Trust has operated as a Massachusetts business trust. The DBT Reorganization is not expected to take place, however, until after the anticipated Closing Date of the Transaction. Therefore, if Vietnam SEA Fund shareholders approve the Transaction, Vietnam SEA Fund shareholders will receive Advisor Class Shares of Developing Markets Trust on the Closing Date. And, if shareholders of Developing Markets Trust approve the DBT Reorganization, then former Vietnam SEA Fund shareholders who hold Advisor Class Shares of Developing Markets Trust on the effective date of the DBT Reorganization will receive Advisor Class Shares of the Delaware Business Trust of equal value to, and in exchange for, their Advisor Class Shares and will become shareholders of the Delaware Business Trust.

   Described below is a summary comparison of certain rights and characteristics of the shares of Vietnam SEA Fund to the Advisor Class Shares of Developing Markets Trust and the Advisor Class shares that will be issued by the Delaware Business Trust. The following summary is qualified in its entirety by the more complete comparisons of Maryland corporate law, Massachusetts business trust law and Delaware business trust law, and of the governing documents of the Funds and the Delaware Business Trust attached as Exhibit B to the Prospectus/Proxy Statement, which is entitled "A Comparison of Governing Documents and State Law."

   The Maryland General Corporation Law (the "Maryland Code") contains provisions specifically designed for investment companies, such as Vietnam SEA Fund, which take into account their unique structure and operations, and allow such investment companies to operate more efficiently by reducing their administrative burdens. For example, the charter or bylaws of an investment company organized as a Maryland corporation may provide that an annual shareholders' meeting is not required in any year unless required by the federal securities laws. Because the Maryland Code contains detailed provisions regarding corporate governance matters, it may provide Maryland corporations, such as Vietnam SEA Fund, more specific guidance on certain corporate law issues.

   By contrast, the Massachusetts statutory law governing Massachusetts business trusts (the "Massachusetts Statute") is limited, allowing broad contractual flexibility for much of the characteristics, rights and obligations of a business trust, such as Developing Markets Trust, its trustees and shareholders to be provided for in the governing documents of the business trust. Investment companies organized as Massachusetts business trusts, such as Developing Markets Trust, have benefited from this flexibility by streamlining their operations and minimizing expenses. For example, a business trust's governing documents may permit management of the business trust to take various actions without having to obtain shareholder approval. Additionally, a fund organized as a Massachusetts business trust is not required to hold annual shareholders' meetings, unless otherwise required by the federal securities laws or the fund's governing documents.

   Funds formed as Delaware business trusts under the Delaware Business Trust Act (the "Delaware Act") are also granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the Delaware Business Trust, and its shareholders. For example, the Delaware Act also authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, a fund formed as a Delaware business trust need not hold an annual shareholders' meeting in any year unless required by the federal securities laws or the fund's governing instrument. Unlike the Maryland Code and the Massachusetts Statute, the Delaware Act also permits any amendment to the business trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs. Furthermore, there is a well-established body of legal precedent in the area of Delaware corporate and alternative entities law that may be relevant in deciding issues pertaining to the Delaware Business Trust.

   While former Vietnam SEA Fund shareholders, as holders of Advisor Class Shares of Developing Markets Trust or as shareholders of the Delaware Business Trust, will have similar distribution and voting rights as they currently have as Vietnam SEA Fund shareholders, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of outstanding shares required to vote on certain matters. Unlike Vietnam SEA Fund, Developing Markets Trust is authorized to issue series and classes and currently has more than one class of shares. Shareholders of Developing Markets Trust are entitled to vote by series or class where any matter affects only the interest of some but not all series or classes. In addition, unlike Vietnam SEA Fund, whose By-Laws require annual shareholders' meetings for the election of directors and the transaction of other business, the governing documents of Developing Markets Trust do not require the holding of annual shareholders' meetings. Developing Markets Trust may, however, hold a shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters that are required to be acted on by shareholders under the 1940 Act or Developing Markets Trust's governing documents. Similar to Developing Markets Trust, the Delaware Business Trust will also be authorized to issue series and classes, will have the same rights with respect to voting by series and classes as Developing Markets Trust and will have multiple classes outstanding. Like Developing Markets Trust, the Delaware Business Trust is not required by its governing instrument to hold annual shareholder meetings, but shareholder meetings will be called when deemed necessary or desirable by the Delaware Business Trust's Board of Trustees, or to the extent required by the 1940 Act, by the chairperson of the Board, or at the request of holders of 10% of the outstanding shares if such shareholders pay the reasonably estimated cost of preparing and mailing the notice of such meeting, for the purpose of electing trustees.


   Under the Maryland Code, the shareholders of Vietnam SEA Fund are not subject to any personal liability for any claims against, or liabilities of, Vietnam SEA Fund solely by reason of being or having been a shareholder of Vietnam SEA Fund. The Massachusetts Statute, however, does not address the limitation of liability of the shareholders of a business trust. The governing instrument of Developing Markets Trust, however, expressly provides that shareholders of Developing Markets Trust are not subject to any personal liability to any person in connection with Developing Markets Trust's property or the operations and obligations of Developing Markets Trust solely by reason of being or having been a shareholder and not by reason of the shareholder's acts or omissions in any other capacity. The governing instrument also provides that any person doing business with or having any claims against Developing Markets Trust shall only look to Developing Markets Trust's property for such payment or claim and that no shareholder shall be personally liable for any such payment or claim. The governing instrument further provides that Developing Markets Trust will indemnify each shareholder against any claims or liabilities to which the shareholder may become subject by reason of being or having been a shareholder and will reimburse the shareholder for legal and related expenses reasonably incurred by the shareholder in connection with the claim or liability. By contrast, under the Delaware Act, shareholders of the Delaware Business Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

   With respect to shareholder inspection rights of a fund's books and records, each Fund, as well as the Delaware Business Trust, provides certain inspection rights to its shareholders at least to the extent required by applicable law.

   A final, significant difference between the rights of Vietnam SEA Fund shareholders and those of shareholders of Developing Markets Trust and the Delaware Business Trust is that, because Developing Markets Trust and the Delaware Business Trust are open-end funds, shares of either Developing Markets Trust or the Delaware Business Trust must be repurchased by the respective Fund when offered by their respective shareholders for redemption, assuming any such shareholder complies with the provisions set forth in the respective governing documents and prospectus of the applicable Fund.

   As promptly as is practicable after the Closing Date, each holder of any outstanding certificate or certificates representing shares of Vietnam SEA Fund shall be entitled to surrender those certificates to Developing Markets Trust's transfer agent in exchange for the number of Advisor Class Shares into which their shares of Vietnam SEA Fund, as represented by the certificate or certificates so surrendered, shall have been converted. Certificates for Advisor Class Shares shall not be issued, unless specifically requested by a shareholder. Following the Closing Date, until outstanding certificates for shares of Vietnam SEA Fund are surrendered, certificates for shares of Vietnam SEA Fund shall be deemed, for all Developing Markets Trust purposes, to evidence ownership of the appropriate number of Advisor Class Shares into which the shares of Vietnam SEA Fund have been converted.

   Developing Markets Trust calculates the NAV per share for each of its five classes of shares each business day at the close of trading on the NYSE (normally, 4:00 p.m. Eastern time). The NAV for Developing Markets Trust's Advisor Class Shares is calculated by dividing the net assets attributable to that class by the number of Advisor Class Shares outstanding. The NAV of Vietnam SEA Fund generally is computed as of the close of trading on each day the NYSE is open for trading by dividing the value of Vietnam SEA Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent.

   Because the DBT Reorganization is not intended to affect the investment strategies, restrictions, risks, and purchase and redemption features of Developing Markets Trust, but only its form of corporate organization, the descriptions of Developing Markets Trust are also applicable in describing the Delaware Business Trust.

ARE THERE ANY LEGAL PROCEEDINGS WITH RESPECT TO VIETNAM SEA FUND?

   A consolidated amended complaint was filed in January 2000 in In re Templeton Securities Litigation, Civ. Action No. 98-6059, in the U.S. District Court for the Southern District of Florida, following the consolidation of three separate cases previously filed in that court in 1998. The suit was brought by plaintiffs James C. Roumell, Michael J. Wetta, and Richard Waksman against defendants Vietnam SEA Fund, the Investment Manager, Resources, Templeton Worldwide, Inc., Charles B. Johnson, Martin L. Flanagan, Harmon E. Burns, Harris J. Ashton, S. Joseph Fortunato, Gordon S. Macklin, Edith E. Holiday, Betty P. Krahmer, Fred R. Millsaps, Andrew H. Hines, Jr., John William Galbraith, Nicholas F. Brady and Mark Mobius. The consolidated complaint sought certification of a class and alleged that the defendants, including Vietnam SEA Fund, committed violations of the 1940 Act in connection with Vietnam SEA Fund's decision to conduct a tender offer commencing in December 1997. Also, plaintiff Wetta asserted a claim under Maryland state law on behalf of Vietnam SEA Fund and against the other defendants. The consolidated complaint sought damages in excess of $40 million from all defendants. Wetta's claim also sought equitable and monetary relief from the defendants other than Vietnam SEA Fund in favor of Vietnam SEA Fund.


   The parties reached an agreement to settle the litigation. Under the terms of the settlement agreement, which has been approved by the Court, the parties have agreed to resolve all claims for $6.5 million, including plaintiff's attorneys' fees and the costs of administering the settlement.On April 4, 2002, the United States District Court for the Southern District of Florida issued a Final Judgment and Order of Dismissal with Prejudice of all claims in the litigation.

   The defendants have agreed to the settlement to avoid the expense, inconvenience and distraction of further proceedings. The settlement does not contain, and specifically denies, any admission of wrongdoing or violation of law by any of the defendants.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE
  AFTER THE TRANSACTION?

   The following table sets forth, as of March 31, 2002, the capitalization of Vietnam SEA Fund and Developing Markets Trust. The table also shows the projected capitalization of Developing Markets Trust as adjusted to give effect to the proposed Transaction. The capitalization of Developing Markets Trust is likely to be different when the Transaction is consummated.


                                           DEVELOPING MARKETS     DEVELOPING MARKETS TRUST
                          VIETNAM SEA FUND       TRUST           PROJECTED AFTER TRANSACTION
                             (AUDITED)        (UNAUDITED)                (UNAUDITED)
                          ---------------- ------------------    ---------------------------
NET ASSETS
All Classes/(1)/            $42,431,915      $1,615,545,229            $1,657,867,022/(2)/
Advisor Class                       N/A         $93,572,525              $135,894,318

NET ASSET VALUE PER SHARE         $9.34              $10.93/(3)/               $10.92/(3)/

SHARES OUTSTANDING
All Classes/(1)/              4,544,773         147,624,549               151,506,700
Advisor Class                       N/A           8,560,216                12,442,367

--------
/(1)/ Vietnam SEA Fund does not offer multiple classes of shares. Developing
      Markets Trust offers four additional classes of shares, Class A, Class B, Class C, and Class R.
/(2)/ Reflects a deduction for the expenses resulting from the Transaction.

/(3)/ Advisor Class only.


                  COMPARISON OF INVESTMENT GOALS AND POLICIES

   This section describes and compares the investment goals and principal investment policies of the Funds, and highlights certain noteworthy differences between the investment goals and policies of the two Funds. The investment goal, certain investment policies and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the affirmative vote of the lesser of: 67% of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented, or more than 50% of that Fund's outstanding shares. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Developing Markets Trust's investment policies and risks, you should read the Developing Markets Trust Prospectus, which is enclosed as Exhibit E to this Prospectus/Proxy Statement, and the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference and is available upon request.


   In addition, the shareholders of Developing Markets Trust currently are being asked to vote on the amendment or elimination of certain of Developing Markets Trust's fundamental investment restrictions. The Board of Trustees has recommended that Developing Markets Trust's shareholders approve these changes principally because these fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide Developing Markets Trust with greater investment flexibility in pursuing its investment goal.


   Although the investment policies and restrictions of Vietnam SEA Fund are similar to those of Developing Markets Trust, two of Developing Markets Trust's current fundamental investment restrictions require relatively modest changes to permit Developing Markets Trust to acquire Vietnam Real Estate-Related Assets held by

Vietnam SEA Fund. The two fundamental investment restrictions that must be modified relate to: (i) investments by Developing Markets Trust in real estate; and (ii) the lending activities of Developing Markets Trust. Therefore, the Board of Trustees of Developing Markets Trust has recommended that shareholders of the Trust approve (at a separate meeting) the amendments to these current investment restrictions in order to facilitate the Transaction. Shareholders of Vietnam SEA Fund are not being asked to vote on the amendment or elimination of Developing Markets Trust's fundamental investment restrictions.

   Although the proposed changes in fundamental investment restrictions will provide Developing Markets Trust greater flexibility to respond to possible future investment opportunities and to facilitate the Transaction, the Board of Trustees of Developing Markets Trust has been advised that the Investment Manager does not anticipate that the changes, individually or in the aggregate, will materially impact the way Developing Markets Trust is currently managed on a day-to-day basis. However, Developing Markets Trust may take advantage of changes to its investment restrictions at any time in the future.

   Developing Markets Trust's current fundamental investment restrictions, together with the proposed changes to the restrictions and Vietnam SEA Fund's corresponding fundamental investment restrictions, are set forth in greater detail in Exhibit C, which is entitled "Comparison of Developing Markets Trust's Current and Proposed Fundamental Investment Restrictions to Vietnam SEA Fund's Corresponding Fundamental Investment Restrictions." It is contemplated that the Transaction will proceed whether or not Developing Markets Trust's shareholders approve each of the proposed changes to, or the elimination of, Developing Markets Trust's fundamental investment restrictions.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND PRINCIPAL INVESTMENT POLICIES OF THE FUNDS?

   The Funds have the identical investment goal of long-term capital appreciation. However, as described below, while the principal investment policies that the Funds follow to achieve their investment goals are similar, there are some noteworthy differences.

   In the case of Vietnam SEA Fund, as a matter of fundamental investment policy, it invests, under normal market conditions, at least 65% of its total assets in equity and debt securities of Region Country Issuers. For purposes of these investment policies, Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Myanmar, the Philippines, Singapore, Taiwan and Thailand, as well as any other countries in the same geographic region that may be approved for investment by the Board of Directors of Vietnam SEA Fund in the future. Vietnam SEA Fund invests in equity and debt securities of Region Country Issuers as appropriate opportunities arise. In seeking to invest at least 65% of its total assets in Region Country Issuers, Vietnam SEA Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. To the extent that the Investment Manager is unable to find Vietnam Issuers that it considers to be attractive investment opportunities for Vietnam SEA Fund, Vietnam SEA Fund's assets are invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any one time will depend on market conditions and the Investment Manager's assessment of available investments. Vietnam SEA Fund will not be limited in the percentage of its assets that can be invested in any one Region Country. It is anticipated, but there can be no assurance, that Vietnam SEA Fund may eventually have a significant portion of its assets invested in securities of Vietnam Issuers.

   Under normal market conditions, Developing Markets Trust, as a matter of fundamental investment policy, invests at least 65% of its total assets in the equity securities of developing market companies. As a matter of non-fundamental policy, Developing Markets Trust also may invest up to 35% of its total assets in debt securities that are rated C or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P(R)"), or unrated debt that the Investment Manager determines to be of comparable quality. As a matter of non-fundamental policy, Developing Markets Trust may invest up to 20% of its net assets in the securities of issuers located in developed market countries, and up to 10% of its total assets in restricted securities and securities with a limited trading market.

   Effective July 31, 2002, as a matter of non-fundamental investment policy, subject to change only upon 60 days' advance notice to shareholders, each Fund will, under normal circumstances, invest at least 80% of its net assets in securities of, in the case of Vietnam SEA Fund, companies that are Region Country Issuers and, in the case of Developing Markets Trust, issuers in developing market countries. Each Fund's other investment policies will not change as a result of the adoption of this new investment policy.

   As explained in more detail below, the main differences between the Funds' investment policies relate to the extent: (i) they focus their investments in a particular region; (ii) they invest in direct real estate interests, including loans; (iii) they are required to invest in equity securities; (iv) their investments are required to be diversified; and (v) they invest in illiquid and restricted securities.

   Vietnam SEA Fund focuses its investments in companies operating or trading in Southeast Asian countries. Developing Markets Trust, on the other hand, is permitted to invest in issuers located in Southeast Asian countries, as well as other developing markets throughout the world, and currently has investments in many of the countries in which Vietnam SEA Fund has investments. For a list of the countries in which each Fund is currently invested, please see Exhibit D, which is entitled "Country Breakdown of the Funds' Portfolios."


   As noted above, Vietnam SEA Fund currently holds certain Vietnam Real Estate-Related Assets. In order for Developing Markets Trust to receive Vietnam Real Estate-Related Assets in the Transaction, Developing Markets Trust must amend its fundamental investment restrictions relating to lending and real estate investment activities, which requires the approval of its shareholders. However, the Transaction still will proceed if shareholder approval is not obtained, and, if such approval is not obtained, the Board of Directors of Vietnam SEA Fund will determine what actions to take with respect to Vietnam Real Estate-Related Assets. As of June 30, 2002, the total value of Vietnam Real Estate-Related Assets held by Vietnam SEA Fund was approximately $8.1 million, which would equal approximately 0.5% of the combined total net assets of Developing Markets Trust and Vietnam SEA Fund as of that date. Therefore, if the Plan is approved and Developing Markets Trust's shareholders approve the amendment of the fundamental investment restrictions relating to lending and real estate investment activities, the receipt by Developing Markets Trust of Vietnam SEA Fund's Vietnam Real Estate-Related Assets in the Transaction would not result in a significant percentage of Developing Markets Trust's total assets being invested in Vietnam Real Estate-Related Assets.



   Developing Markets Trust invests mainly in equity securities, but is permitted to invest up to 35% of its total assets in debt securities. Vietnam SEA Fund has no restriction on the allocation of its assets between investments in equity and debt securities of Region Country Issuers. However, both Funds currently invest substantially all of their net assets in equity investments. For example, as of June 30, 2002, Developing Markets Trust had 96.5% of its total net assets invested in equity securities and 3.5% of its total net assets invested in debt securities and cash equivalents, while Vietnam SEA Fund had 93.6% of its total net assets invested in equity securities and 6.4% of its total net assets invested in debt securities and cash equivalents.


   Another important difference is that Vietnam SEA Fund is a non-diversified fund, while Developing Markets Trust is a diversified fund. As a non-diversified fund, Vietnam SEA Fund may invest a greater portion of its assets in the securities of any one issuer and, therefore, may invest in a smaller number of issuers than a diversified fund.

   Finally, Vietnam SEA Fund may invest without limitation in illiquid securities and restricted securities, while, as a matter of fundamental policy, Developing Markets Trust currently may only invest up to 15% of its total assets in the securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity and over-the-counter options purchased by it. However, if Developing Markets
Trust's shareholders approve eliminating this fundamental restriction, the Board of Trustees of Developing Markets Trust intends to replace it with a non-fundamental policy that limits Developing Markets Trust's investment in illiquid securities to 15% of its net assets. If the Plan is approved, the receipt by Developing Markets Trust of Vietnam SEA Fund's illiquid and restricted securities in the Transaction would not result in a significant increase in Developing Markets Trust's illiquid securities holdings.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND THE INVESTMENT PRACTICES OF THE FUNDS COMPARE?

   EQUITY SECURITIES. The Funds have similar policies regarding equity securities, with perhaps the most significant difference being that Vietnam SEA Fund has no restriction on the allocation of its assets between equity and debt securities, while Developing Markets Trust, under normal market conditions, invests at least 65% of its total assets in equity securities. For each Fund, equity securities include common stock, preferred stock, convertible securities, warrants and rights. In addition, Developing Markets Trust may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts. Similarly, Vietnam SEA Fund may invest in sponsored or unsponsored ADRs, GDRs and other types of depositary receipts.

   DIRECT EQUITY INVESTMENTS. Another significant difference between the Funds is that Vietnam SEA Fund may invest up to 65% of its total assets in direct equity investments that the Investment Manager expects will eventually be listed on a securities exchange or sold to the issuer or another investor, while Developing Markets Trust does not have a stated policy in this regard. Direct investments consist of: (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, or (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments generally are considered to be illiquid.

   In most cases, Vietnam SEA Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Manager anticipates that these agreements may, in appropriate circumstances, provide Vietnam SEA Fund with the ability to appoint a representative to the board of directors or similar governing body of the enterprise, and eventually to dispose of Vietnam SEA Fund's investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where Vietnam SEA Fund appoints a representative, the representative would be expected to provide Vietnam SEA Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. There can be no assurance that Vietnam SEA Fund's direct investments will become listed, or that it will be able to sell any direct investment to the issuer or another investor. The extent to which Vietnam SEA Fund may make direct investments may be limited by considerations relating to its status as a regulated investment company.

   All of the Vietnam Real Estate-Related Assets held by Vietnam SEA Fund are deemed to be direct equity investments. Currently, Developing Markets Trust cannot hold certain real estate-related direct equity investments, including those that are privately distributed. In order for Developing Markets Trust to receive the Vietnam Real Estate-Related Assets in the Transaction, Developing Markets Trust's shareholders must approve an amendment of Developing Markets Trust's fundamental investment restriction relating to its real estate investment activities.

   DEBT OBLIGATIONS. Each Fund may invest in debt obligations. While Vietnam SEA Fund has no restriction on the allocation of its assets between equity and debt securities, Developing Markets Trust may invest no more than 35% of its total assets in debt securities. Each Fund has generally not invested a substantial percentage of its assets in debt securities.

   As a matter of fundamental policy, Vietnam SEA Fund may purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed deposits). Also, as a matter of non-fundamental policy, Vietnam SEA Fund may make loans, which may take the form of the purchase of debt obligations that are not publicly distributed. As discussed below in the section "Comparison of Investment Goals and Policies--How do the fundamental investment restrictions of the Funds compare and differ?," Developing Markets Trust currently cannot invest in non-publicly distributed debt securities or loans. In order for Developing Markets Trust to receive Vietnam SEA Fund's non-publicly distributed debt obligations in the Transaction, Developing Markets Trust's shareholders must approve an amendment to its fundamental investment restriction relating to investments in such obligations.

   NON-INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in non-investment grade debt securities (i.e., rated lower than Baa by Moody's or BBB by S&P(R)). Vietnam SEA Fund may invest up to 10% of its total assets in non-convertible debt obligations of Region Country Issuers and Region Country government-related entities, which may be non-investment grade or unrated, including structured notes the return on which is linked to currencies, interest rates, commodities, indices or other financial indicators, when consistent with Vietnam SEA Fund's investment goal and policies. Region Country government-related entities include government agencies and instrumentalities, and private enterprises that are sponsored or backed by a Region Country government.

   Developing Markets Trust may invest up to 35% of its total assets in debt securities that are rated as low as C by Moody's or S&P(R) or unrated debt that the Investment Manager determines to be of comparable quality. At present, Developing Markets Trust does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P(R) or Baa by Moody's).

   TEMPORARY DEFENSIVE INVESTMENTS. Except as noted below, the Funds' temporary defensive investment policies are similar. In the case of Developing Markets Trust, when the Investment Manager believes market or economic conditions are unfavorable for investors, it may invest up to 100% of its assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include: (i) short-term (maturities of less than 12 months) and medium-term (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities; (ii) finance company and corporate commercial paper, and other short-term corporate obligations, rated at least A-1 by S&P(R) or Prime-1 by Moody's or, if unrated, determined to be of comparable quality;
(iii) bank obligations (including certificates of deposit, time deposits and bankers' acceptances); and (iv) repurchase agreements with banks and broker-dealers. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

   Vietnam SEA Fund's temporary defensive investment policy is similar to Developing Markets Trust's policy, except that it: (a) may only invest in obligations of the U.S. government or Region Country governments, and their respective agencies or instrumentalities; (b) may invest in bank deposits and bank obligations of U.S. or foreign banks denominated in any currency; (c) may only invest in repurchase agreements of securities that it can invest in as part of its temporary defensive investment policy; (d) may invest in floating rate securities and other instruments issued by international development agencies denominated in any currency; (e) may only invest in the short-term corporate debt obligations of U.S. or Region Country Issuers; and (f) all investments made pursuant to its temporary defensive investment policy must be rated, at the time of investment, A or higher by Moody's or S&P(R) (or, if short-term debt or commercial paper, rated Prime-1 by Moody's or A-1 by S&P(R)) or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Investment Manager.

   In addition, each Fund may invest its assets in shares of one or more money market funds managed by the Investment Manager or its affiliates to the extent allowed by exemptions granted under the 1940 Act and that Fund's investment polices and restrictions.

   DIVERSIFICATION. Unlike Vietnam SEA Fund, Developing Markets Trust is a "diversified" fund under the 1940 Act. As a diversified fund, 75% of Developing Markets Trust's total assets may not be invested so that: (a) more than 5% of its total assets are invested in the securities of a single issuer, or (b) it owns more than 10% of the outstanding voting securities of a single issuer. Developing Markets Trust is not prohibited from investing the remaining 25% of its assets in the securities of a single issuer or owning more than 10% of the outstanding voting securities of a single issuer. This policy is a fundamental policy. As a matter of non-fundamental policy, Vietnam SEA Fund may invest up to 25% of its assets in any one issuer. Although Vietnam SEA Fund may invest a greater portion of its assets in the securities of any one issuer than a diversified fund, it does intend to meet the diversification requirements of the Code. The Code's diversification requirements are similar to the diversification requirements of the 1940 Act, except that the limitations only apply to 50% (not 75%) of a fund's total assets, measured at fiscal quarter-ends. As to the remaining 50% of its assets, a non-diversified fund, like Vietnam SEA Fund, may invest in as few as two separate issuers each representing up to 25% of the value of the fund. As a non-diversified fund, Vietnam SEA Fund may invest a greater portion of its assets in the securities of any one issuer and, therefore, a smaller number of issuers than a diversified fund.

   The Board of Trustees of Developing Markets Trust has proposed that current Developing Markets Trust shareholders approve the amendment of its diversification policy to explicitly exclude from the 5% and 10% limitations any security issued by other investment companies, whether or not registered with the SEC, as well as to more closely track the definition of a diversified investment company under the 1940 Act. Under the amended investment restriction, Developing Markets Trust would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations, as further described below.

   The Funds, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits funds in Franklin Templeton Investments to invest their uninvested cash in one or more affiliated money market funds. The amendment of Developing Markets Trust's current investment restriction regarding diversification would enable Developing Markets Trust to take advantage of the investment opportunities presented by the Cash Sweep Order and, to the extent granted by the SEC, any amendment to the Cash Sweep Order permitting investment of uninvested cash balances in an unregistered money market fund sponsored by Franklin Templeton Investments. As discussed above, the Board of Trustees of Developing Markets Trust has been advised that the Investment Manager does not anticipate that this proposed amendment will materially impact the way Developing Markets Trust is currently managed on a day-to-day basis.


   REGION, COUNTRY, SECTOR AND INDUSTRY FOCUS. A principal difference between the Funds' investment policies is that Vietnam SEA Fund focuses its investments in Southeast Asian countries, whereas Developing Markets Trust is permitted to invest in issuers located in Southeast Asian countries, as well as other developing countries throughout the world. As of June 30, 2002, Developing Markets Trust had investments in many of the countries in which Vietnam SEA Fund was invested. While Developing Markets Trust normally will invest in at least three developing market countries, it may have significant investments in one or more countries. For a list of the countries in which each Fund is invested as of May 31, 2002, please see Exhibit D, which is entitled "Country Breakdown of the Funds' Portfolios."


   Vietnam SEA Fund may only invest up to 25% of its assets in any one industry. For purposes of this restriction, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of Vietnam SEA Fund's assets. Similarly, Developing Markets Trust has a 25% limitation on its investment in any one industry. Both Funds may have significant investments in one or more particular sectors, such as, in the case of Developing Markets Trust, financial institutions and technology (including computer hardware and software, electronics and telecommunications) or, in the case of Vietnam SEA Fund, real estate.

   ILLIQUID AND RESTRICTED SECURITIES. Vietnam SEA Fund may invest without limitation in illiquid securities and restricted securities. As a matter of fundamental policy, Developing Markets Trust currently may invest up to 15% of its total assets in the securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity and over-the-counter options purchased by it. However, if Developing Markets Trust's shareholders approve the elimination of these fundamental investment restrictions (on which shareholders of Vietnam SEA Fund are not being asked to vote), the Board of Trustees of Developing Markets Trust will replace them with a non-fundamental policy that limits Developing Markets Trust's investment in illiquid securities to 15% of its net assets. As previously noted, the Board of Trustees has been advised that the Investment Manager does not anticipate that this proposed change will materially impact the way Developing Markets Trust is currently managed on a day-to-day basis. The disparity in the Funds' treatment of illiquid and restricted securities is due to the fact that Developing Markets Trust, as an open-end fund, must ensure adequate liquidity so that it can meet redemption requests in a timely fashion. As a closed-end fund, Vietnam SEA Fund does not accept redemption requests and, therefore, is not required to maintain sufficient liquid assets to honor such requests.

   INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest in investment companies subject to the limitations contained in Section 12(d)(1) of the 1940 Act, which limits a Fund to: (i) investing not more than 10% of its total assets in the securities of other investment companies; (ii) investing not more than 5% of its total assets in the securities of any one investment company; and (iii) acquiring not more than 3% of the outstanding voting securities of the acquired investment company. Vietnam SEA Fund generally only invests in other investment companies that invest principally in securities in which Vietnam SEA Fund is authorized to invest. Currently, as a matter of fundamental policy, Developing Markets Trust can invest in investment companies only as permitted by the 1940 Act. However, the Board of Trustees has recommended that Developing Markets Trust's shareholders approve the elimination of this fundamental restriction (on which shareholders of Vietnam SEA Fund are not being asked to vote) because it is duplicative of the existing 1940 Act requirement. This change will not impact Developing Markets Trust's day-to-day investment management. Finally, each Fund can invest its cash balances in affiliated money market funds to the extent permitted by that Fund's investment policies and restrictions and the Cash Sweep Order.

   In addition, certain Vietnam SEA Fund assets are held indirectly by Vietnam SEA Fund through certain wholly owned foreign holding companies. Because such foreign holding companies may be deemed to be "investment companies," Vietnam SEA Fund sought and received from the SEC staff no-action assurances that such Fund could own 100% of such foreign holding companies' outstanding securities notwithstanding the 3% restriction of Section 12(d) described above. Developing Markets Trust intends to rely upon such no-action relief in connection with Vietnam SEA Fund assets to be received in the Transaction.

   If a Fund acquires shares of other investment companies, that Fund's shareholders will bear both their proportionate share of expenses of that Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS COMPARE AND DIFFER?

   This section discusses the fundamental investment restrictions of the Funds that have not been described previously in this Prospectus/Proxy Statement. As described below, the Funds have adopted similar restrictions as fundamental policies, which may not be changed without the prior approval of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act. As discussed previously, however, Developing Markets Trust's current shareholders are being asked to approve amendments to, or the elimination of, certain fundamental restrictions in order to streamline and modernize the restrictions, as well as to facilitate the Transaction.

    The shareholders of Vietnam SEA Fund are not being asked to vote on the proposed amendments to, or elimination of, these investment restrictions. The following is only a summary of such comparisons and is qualified in its entirety by references to the Developing Markets Trust Prospectus which is enclosed with this Prospectus/Proxy Statement and the SAI, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement and Exhibit C, "Comparison of Developing Markets Trust's Current and Proposed Fundamental Investment Restrictions to Vietnam SEA Fund's Corresponding Fundamental Investment Restrictions."

   CONCENTRATION. Vietnam SEA Fund may not invest 25% or more of the total value of its assets in a particular industry. For purposes of this restriction, a foreign government (but not the U.S. government) is deemed to be an "industry." Developing Markets Trust may not invest more than 25% of its total assets in a single industry. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve an amendment of this investment restriction to: (i) change the measure of Developing Markets Trust's assets for purposes of this restriction from "total assets" to "net assets;" and (ii) expressly reference, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of this restriction.

   BORROWING. Vietnam SEA Fund may not borrow money, except in conformity with the limits set forth in the 1940 Act. With regard to this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings. Developing Markets Trust may not: (a) borrow money, except that it may borrow from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed); or (b) pledge, mortgage or hypothecate its assets for any purposes, except to secure borrowings and then only to an extent not greater than 15% of its total assets (arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets). In addition, Developing Markets Trust has a policy that permits it to borrow up to 5% of its total assets to meet redemptions and for other temporary purposes. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the amendment of this investment restriction and policy to: (i) prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC; and
(ii) eliminate the restriction regarding Developing Markets Trust's ability to pledge, mortgage or hypothecate its assets.

   SENIOR SECURITIES. Vietnam SEA Fund may not issue senior securities, except in conformity with the limits set forth in the 1940 Act. With regard to this restriction, short-term credits necessary for settlement of securities transactions are not considered senior securities. Developing Markets Trust may not issue senior securities, except as otherwise set forth in the investment restriction on borrowing, described above. The Board of Trustees has recommended that current Developing Markets Trust shareholders approve the amendment of this investment restriction to permit it to issue senior securities as permitted under the 1940 Act and any relevant rule, order or interpretation issued by the SEC.

   COMMODITIES. Vietnam SEA Fund may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that it may engage in hedging transactions as described in its Prospectus. Developing Markets Trust may not purchase or sell commodity contracts (except futures contracts as described in its Prospectus or statement of additional information). The Board of Trustees has recommended that current Developing Markets Trust shareholders approve the amendment of this investment restriction to clarify that it has the ability to engage in futures contracts and related options. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, Developing Markets Trust is subject to guidelines established by the Board of Trustees relating to Developing Markets Trust's use of derivative investments. Under these guidelines, currently not more than 5% of Developing Markets Trust's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). Thus, Developing Markets Trust's guidelines at this time do not contemplate, and Developing Markets Trust has no present intention of engaging in, the purchase or sale of futures contracts.

   UNDERWRITING. Neither Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, Vietnam SEA Fund may be deemed to be an underwriter. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve an amendment of this investment restriction to clarify that Developing Markets Trust has the ability to resell securities that it owns and to sell its own shares.

   REAL ESTATE. Vietnam SEA Fund may not purchase real estate, except that it may: (i) purchase securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein;
(ii) make or purchase real estate mortgage loans; and (iii) purchase interests in real estate limited partnerships. Developing Markets Trust may not invest in real estate or mortgages on real estate, although it may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

   The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the amendment of the current investment restriction to provide the Investment Manager increased flexibility with respect to real estate-related investments. The proposed restriction would permit Developing Markets Trust to continue to invest in the types of real estate investments in which it currently may invest, without limiting it to investing solely in marketable securities related to real estate. The proposed restriction also would permit Developing Markets Trust to make or purchase real estate loans, to hold and sell real estate acquired by it as a result of owning a security or other instrument and to make direct investments in real estate through partnerships and other special purpose entities that own or develop real estate. With respect to such direct investments in real estate, the Board of Trustees has adopted a non-fundamental investment restriction limiting Developing Markets Trust's direct investments in real estate to not more than 5% of its total assets (measured at the time of investment). The Board of Trustees has proposed the changes to its real estate investment restriction, in part, to facilitate the Transaction and to permit Developing Markets Trust to receive the Vietnam Real Estate-Related Assets. Developing Markets Trust has no current intention of exercising this expanded authority with respect to real estate beyond the receipt of the Vietnam Real Estate-Related Assets in the Transaction. However, Developing Markets Trust may make additional direct investments in real estate in the future, subject to this 5% non-fundamental restriction, should attractive opportunities become available.

   Modifying Developing Markets Trust's real estate restriction may expose it to certain risks inherent to these investments. Like all real estate-related investments, Vietnam SEA Fund's investments that are secured by real estate in Vietnam are subject to risks such as relative illiquidity, complexities of valuation and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. Further, under Vietnamese law, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled. The real estate-related joint venture enterprises currently held by Vietnam SEA Fund that would be acquired by Developing Markets Trust in the Transaction generally involve the acquisition by the joint venture of leasehold interests in property, as necessary to carry on specific business enterprises. This involves the risk of adverse claims against a legal right to occupy a property for business purposes, as well as the risk that such a right may be disrupted by capricious governmental action or other challenges. Furthermore, the fact that the judicial system in Vietnam is still developing also may impede the ability of joint ventures to enforce an interest in real estate. In particular, the principles of limited liability for investors in an enterprise in Vietnam are not settled and, therefore, the liability of a foreign investor, such as Developing Markets Trust, may not be limited to the amount of the investment. Finally, transfers of leasehold interests in Vietnam are generally subject to governmental approval and, as such, there can be no assurance of due process in connection with these approvals.

   MARGIN. Neither Fund may purchase securities on margin. However, Vietnam SEA Fund's restriction clarifies that it may engage in delayed delivery or when-issued transactions or obtain such short-term credits as are necessary for the clearance of transactions.

   Developing Markets Trust's policy clarifies that it may make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of this investment restriction.

   SHORT SALES. Neither Fund may make short sales of securities. In addition, Vietnam SEA Fund cannot maintain a short position. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of this investment restriction.

   LOANS. Developing Markets Trust may not loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although it may enter into repurchase agreements and lend its portfolio securities. Vietnam SEA Fund does not have a comparable fundamental investment restriction.


   The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the amendment of this investment restriction to provide Developing Markets Trust with: (i) greater lending flexibility by permitting it to invest in non-publicly distributed debt securities, loan participations and direct corporate loans, including certain of the Vietnam Real Estate-Related Assets; and (ii) additional flexibility to make loans to affiliated investment companies. As of June 30, 2002, the total value of the non-publicly distributed debt securities held by Vietnam SEA Fund was approximately $2.8 million, which was equal to approximately 0.2% of the total assets of Developing Markets Trust as of that date. The proposed lending restriction would permit Developing Markets Trust, under certain circumstances and in accordance with an exemptive order granted by the SEC to Developing Markets Trust (the "Inter-Fund Lending and Borrowing Order"), to lend cash to other funds in Franklin Templeton Investments at rates that are more favorable than the rates that it would receive if it loaned cash to banks or other lenders through short-term lending transactions.


   Because the proposed lending restriction would provide Developing Markets Trust with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, including certain of the Vietnam Real Estate-Related Assets, Developing Markets Trust may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, the Board of Trustees has adopted a non-fundamental investment restriction that limits any such investments, in the aggregate, including certain of the Vietnam Real Estate-Related Assets, to no more than 5% of Developing Markets Trust's total assets (measured at the time of purchase). Any loans made pursuant to the Inter-Fund Lending and Borrowing Order are excluded from this 5% investment restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest. Moreover, Developing Markets Trust has no current intention of exercising this expanded authority beyond the receipt of certain of the Vietnam Real Estate-Related Assets in the Transaction.

   DIVERSIFICATION. Developing Markets Trust may not purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result, as to 75% of its total assets (i) more than 5% of its total assets would be invested in the securities of any single issuer, or (ii) Developing Markets Trust would then own more than 10% of the voting securities of any single issuer. Vietnam SEA Fund, as a non-diversified fund, does not have a comparable investment restriction.

   OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS OF DEVELOPING MARKETS
TRUST. Vietnam SEA Fund does not have fundamental investment restrictions that are comparable to the following fundamental investment restrictions (some of which have been discussed previously) for Developing Markets Trust, many of which were required for open-end funds by state securities authorities before the enactment of the National Securities Markets Improvement Act of 1996. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of each of these restrictions.

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

Shareholders of Vietnam SEA Fund are not being asked to vote on the elimination of these restrictions. Such restrictions currently provide that Developing Markets Trust may not:

..   invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs;

..   invest in other open-end investment companies, except as permitted by the
    1940 Act;

..   purchase or retain securities of any company in which trustees or officers of Developing Markets Trust or its Investment Manager, individually own more than one-half of 1% of the securities of such company or, in the aggregate, own more than 5% of the securities of such company;

..   invest more than 5% of its total assets in the securities of issuers, including their predecessors, which have been in continuous operation less than 3 years;

..   invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges (warrants acquired by Developing Markets Trust in units or attached to securities are not included in this restriction);

..   participate on a joint or a joint and several basis in any trading account in securities;

..   invest more than 15% of its total assets in the securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by Developing Markets Trust (assets used as cover for over-the-counter options written by Developing Markets Trust are considered to be not readily marketable); or

..   invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

   Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will achieve its investment goal. The achievement of each Fund's investment goal depends upon market conditions, generally, and on the Investment Manager's analytical and portfolio management skills. Set forth below are some additional risk factors associated with an investment in the Funds.

   FOREIGN SECURITIES RISK.   Each Fund invests a substantial portion of its
assets in foreign securities. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in securities of U.S. issuers. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

   CURRENCY EXCHANGE RATES.   Foreign securities may be issued and traded in
foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less in U.S. dollars. Restrictions on currency trading that may be imposed by developing or emerging market countries also will adversely affect the value of the securities that are denominated in the currencies of, or issued by companies operating in, such countries.

   POLITICAL AND ECONOMIC DEVELOPMENTS.   The political, economic and social
structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund's investments.

   TRADING PRACTICES.   Brokerage commissions and other fees generally are
higher for foreign securities traded in non-U.S. markets. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

   AVAILABILITY OF INFORMATION.   Foreign companies may not be subject to the
same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

   LIMITED MARKETS.   Certain foreign securities may be less liquid (harder to
sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices. In developing or emerging markets, a previously established liquid securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions.

   DEVELOPING OR EMERGING MARKET COUNTRIES.   Each Fund invests principally in
developing or emerging market countries. A Fund's investments in developing or emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include: (i) political and social uncertainty (for example, regional conflicts and risk of war); (ii) currency exchange rate volatility; (iii) pervasiveness of corruption and crime; (iv) delays in settling portfolio transactions; (v) risk of loss arising out of systems of share registration and custody; (vi) markets that are comparatively smaller and less liquid than developed markets, where short-term volatility and declines of more than 50% are not unusual, and markets that are generally considered to be liquid may become illiquid for short or extended periods;
(vii) less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
(viii) currency and capital controls; (ix) inflation, deflation or currency devaluation; and (x) greater sensitivity to interest rate changes. All of these factors make prices of securities of developing or emerging market issuers generally more volatile than securities of issuers in developed markets, and increase the risk of loss to a Fund.

   VIETNAM AND SOUTHEAST ASIA.   The Southeast Asian markets in which a Fund
invests are volatile, and a Fund's investments are subject to the risk of currency fluctuation and local political, economic and social conditions. Past currency and economic crises in several Asian countries have had a severe impact on many Asian stock markets. A Fund will continue to be subject to the risks of investing in foreign markets generally, and to the added risks of investing in emerging markets described above. Because Vietnam SEA Fund has a much greater portion of its assets invested in Southeast Asian countries, it is much more sensitive to the political, social and economic conditions of that region.

   STOCK RISK.   Although this may not be the case in foreign markets, in the
U.S. stocks have historically outperformed other asset classes over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   DEBT SECURITIES RISK.   A debt security typically has a fixed payment
schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

   The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. These changes in market value will be reflected in a Fund's NAV.

   CALL RISK. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its debt securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, a Fund may have to replace it with a lower-yielding security.

   CREDIT RISK. This is the possibility that an issuer will be unable to make interest payments or repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of a Fund's shares.

   INTEREST RATE RISK. When interest rates rise, debt security prices usually fall. The opposite is also true: debt security prices usually go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

   DIVERSIFICATION RISK. A potential difference in the risks associated with investments in each Fund arises from the fact that Vietnam SEA Fund, unlike Developing Markets Trust, is "non-diversified." Because Vietnam SEA Fund is a non-diversified fund and may focus its investments in a relatively small number of issuers, it may be more sensitive to economic, political, business, regulatory or other developments affecting a single issuer. This, in turn, may result in greater fluctuation in the value of Vietnam SEA Fund's shares. For more information about the Funds' diversification policies, please see the discussion under "Diversification" in the section "Comparison of Investment Goals and Policies--How do the types of securities the Funds buy and the investment practices of the Funds compare?"

   REGION, COUNTRY, SECTOR OR INDUSTRY FOCUS RISK. Since Vietnam SEA Fund invests a greater percentage of its assets in Region Countries as a whole, and also may invest a greater percentage of its assets in any one or more of such Region Countries, as compared to Developing Markets Trust, it faces a relatively greater risk of loss due to the political, social and economic factors affecting the Southeast Asia region generally or particular countries in that region. Developing Markets Trust normally will invest in at least three developing market countries, although it may have significant investments in one or more countries.

   Although Developing Markets Trust is a diversified fund, it may have significant investments in one or more particular sectors such as financial institutions and technology. Similarly, Vietnam SEA Fund may invest significantly in one or more particular sectors such as real estate. To the extent that either Fund invests a greater portion of its assets in one or more sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single sector or industry. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world. Technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies.

   ILLIQUID SECURITIES RISK. As an open-end fund, Developing Markets Trust must ensure adequate liquidity so that it can meet redemption requests in a timely fashion. For this reason, Developing Markets Trust currently may not invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity and over-the-counter options. However, as noted above, the Board of Trustees of Developing Markets Trust has proposed replacing this fundamental restriction with a non-fundamental investment policy that limits Developing Markets Trust's investments in illiquid securities to 15% of its net assets. Vietnam SEA Fund, which as a closed-end fund does not need cash to meet redemption requests, may invest without limitation in illiquid securities.

When a Fund invests in illiquid securities, it is exposed to the risk that the securities cannot be readily sold or only can be resold promptly at a price significantly lower than their value, which may have a negative affect on the value of that Fund's shares.

   CLOSED-END FUND RISK. Unlike open-end funds, shares of closed-end funds trade on one or more secondary markets, such as the NYSE. Shares of closed-end funds frequently trade at a discount from NAV, but could also trade at a premium. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a closed-end fund's NAV will decrease. As a closed-end fund, Vietnam SEA Fund cannot predict whether its own shares will trade at, below, or above NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount to NAV than upon portfolio performance. As an open-end fund, Developing Markets Trust is not traded on a secondary market and, therefore, its shares do not and will not trade at either a discount or a premium to its NAV.

HOW DO THE FUNDS' OTHER INVESTMENTS, TECHNIQUES, AND STRATEGIES AND THEIR RISKS COMPARE?

   As discussed below, although the Funds have similar non-principal investments, techniques and strategies, there are some noteworthy differences. For more information regarding these investments, techniques, strategies and their risks, please see the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

   BORROWING. Vietnam SEA Fund may borrow money in an amount up to 33 1/3% of its total assets to purchase securities when an investment opportunity arises and the Investment Manager believes that it is not appropriate to liquidate sufficient existing investments to cover the cost of the new investment. However, Vietnam SEA Fund has no present intention of borrowing money to purchase securities. Vietnam SEA Fund also may borrow up to 15% of its total assets (including the amount borrowed) for temporary or emergency purposes, such as repurchases of its shares, tender offers or payment of dividends to shareholders. Vietnam SEA Fund may borrow money by issuing debt securities, including convertible debt securities, or shares of preferred stock. Vietnam SEA Fund only will borrow money or issue senior securities when the Investment Manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the return earned by Vietnam SEA Fund on its longer-term portfolio investments.

   Currently, Developing Markets Trust may borrow up to 33 1/3% of its total assets from banks to increase its holdings of portfolio securities. Developing Markets Trust also may borrow up to 5% of its total assets to meet redemptions and for other temporary purposes. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the amendment of the Trust's policies regarding borrowing in order to avoid unnecessarily limiting the Investment Manager if the Investment Manager determines that borrowing is in the best interests of Developing Markets Trust and its shareholders. As discussed above, the Board of Trustees has been advised that the Investment Manager does not anticipate that this proposed amendment will materially impact the way Developing Markets Trust is currently managed on a day-to-day basis.

   A "senior security" is, in essence, an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act's limitations are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that would have to be discharged before the claims of shareholders. Consistent with that policy, the 1940 Act generally limits the ability of a fund to leverage its assets by borrowing money or issuing senior securities.

   In addition, in accordance with SEC staff interpretations under the 1940 Act, funds may engage in a number of types of transactions that might be considered to raise "senior security" or "leveraging" concerns, if the funds do not meet certain collateral requirements designated by the SEC staff. These collateral requirements are designed to protect shareholders by ensuring that when an obligation from one of these "leverage-type transactions" comes due, liquid assets of the fund sufficient to discharge the obligation are readily available in a segregated account of the fund. The collateralization requirement limits a fund's ability to engage in those types of transactions and thereby limits a fund's exposure to risk associated with them. In very general terms, a fund is considered to be leveraging when it enters into securities transactions without being required to make payment until a later point in time. The leverage-type transactions identified by the SEC staff as presenting senior security concerns include, among others, short sales, certain options and futures transactions, and reverse repurchase agreements.

   Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed money.

   CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on the debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally have several unique investment characteristics, such as (i) higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have debt characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

   A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar, non-convertible, debt security, and generally has less potential for gain or loss than the underlying stock.

   DEFAULTED DEBT SECURITIES. Each Fund may invest in defaulted debt obligations. Vietnam SEA Fund may invest in debt securities rated D by Moody's or S&P(R) (or unrated securities deemed to be equivalent by the Investment Manager) when the Investment Manager believes that, on the basis of its analysis of the issuer's management and other factors, the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such rating. Developing Markets Trust may purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future. Currently, as a matter of fundamental policy, Developing Markets Trust may invest up to 10% of its total assets (as of the time of purchase) in defaulted debt securities. The Board of Trustees of Developing Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of this fundamental restriction because, to the extent such securities are illiquid, Developing Markets Trust's investments therein will be subject to its investment restriction limiting its investments in illiquid securities to 15% of its net assets. Currently, neither Fund has investments in defaulted debt obligations.

   DERIVATIVES. Each Fund may: (i) write covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets; (ii) enter into forward foreign currency contracts and options on foreign currencies; and (iii) buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. Developing Markets Trust may also enter into interest rate, index and currency exchange rate swap agreements.

   Although Developing Markets Trust's investment restrictions permit it to invest in certain derivative investments, including futures contracts and related options, Developing Markets Trust is subject to guidelines established by the Board of Trustees relating to Developing Markets Trust's use of derivative investments. Under these guidelines, currently not more than 5% of Developing Markets Trust's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). Thus, Developing Markets Trust's guidelines at this time do not contemplate, and Developing Markets Trust has no present intention of engaging in, the purchase or sale of currency futures contracts, stock index futures contracts or interest rate futures contracts. The use of futures contracts can involve substantial risks and, therefore, Developing Markets Trust only would invest in such futures contracts where the Investment Manager believes such investments are advisable, and then, only to the extent the guidelines established by the Board of Trustees were so modified to include futures contracts. There is no current intention to modify Developing Markets Trust's guidelines with respect to derivatives to include futures contracts and related options. Should the Board of Trustees in the future modify Developing Markets Trust's guidelines to permit futures contracts, Developing Markets Trust will accordingly amend its registration statement to disclose the use of this investment strategy. Developing Markets Trust may use derivative strategies seeking to protect its assets, implement a cash or tax management strategy and/or enhance its returns.

   Vietnam SEA Fund is authorized to use various investment strategies to: (i) hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements); (ii) manage the effective maturity or duration of debt securities or instruments it holds; or (iii) enhance its income or gain. Subject to the requirements of the 1940 Act, Vietnam SEA Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Manager, although the Investment Manager has no present intention of using these derivatives.


   The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. To the extent that either Fund enters into any of these transactions, their successful use will depend on the ability of the Investment Manager to predict market movements. Risks include delivery failure, default by the other party, the inability to close out a position because the trading market becomes illiquid or an imperfect correlation between the derivative and the position being hedged.


   FUTURES CONTRACTS. For hedging purposes only, each Fund may buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of those instruments. A Fund also may buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. As noted above, however, the Board of Trustees has adopted guidelines that currently do not permit Developing Markets Trust to invest in futures contracts or related options.



   OPTIONS ON SECURITIES OR INDICES. Each Fund may buy and sell (write) options on securities and securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although Developing Markets Trust presently has no intention of doing so. A Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets. The value of the underlying securities on which options may be written at any one time by Vietnam SEA Fund will not exceed 25% of its total assets. Vietnam SEA Fund may only buy options if the total premiums it pays for such options is 5% or less of its total assets.

   A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time.

   FOREIGN CURRENCY TRANSACTIONS. Each Fund may engage in foreign currency transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as buy and sell put or call options on foreign currencies. Developing Markets Trust may commit up to 20% of its total assets to forward foreign currency contracts. Vietnam SEA Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that Vietnam SEA Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. Each Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

   A Fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Vietnam SEA Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated.

   SWAP AGREEMENTS. Developing Markets Trust may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost than if it had invested directly in a security that yielded or produced that desired return. Developing Markets Trust also may use swap agreements for tax and/or cash management purposes.

   LOANS OF PORTFOLIO SECURITIES. Each Fund may lend certain of its portfolio securities to broker-dealers. These loans may not exceed 33 1/3% of the value of a Fund's total assets. While the Funds' securities lending programs are similar, there are some differences. For example, Developing Markets Trust also may lend to qualified banks and, in general, only may lend its securities to parties who meet creditworthiness standards approved by the Board of Trustees. Furthermore, Vietnam SEA Fund must secure each such loan with collateral equal to at least 102% of the current market value of the securities loaned, whereas Developing Markets Trust requires such collateral to equal only 100% of the current market value of the loaned securities. Securities lending transactions are subject to the risk that a counterparty will not meet its obligations and that it may fail to return a loaned security on a timely basis.

   LOWER-RATED DEBT SECURITIES. Each Fund may invest in debt securities rated below investment grade, sometimes called "junk bonds." Junk bonds generally have more credit risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and a Fund could lose its entire investment.

   The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default or other factors.

   High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

   REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities from a bank or broker-dealer and then to sell the securities back to the bank or broker-dealer. In the case of Developing Markets Trust, the bank or broker-dealer must transfer to Developing Markets Trust's custodian securities with an initial market value of at least 102% of the dollar amount invested in each repurchase agreement. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities.


   RUSSIAN SECURITIES. Developing Markets Trust may invest in Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, as compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade;
(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of new tax laws; (m) possible difficulty in identifying a buyer of securities held by a Fund due to the underdeveloped nature of the securities markets; (n) the possibility that legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that legislation could confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies; and (q) because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges.


   STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which each Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions.

The extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Structured investments that do not involve credit enhancement generally will have credit risk that is equivalent to that of the underlying instruments. A class of structured investments may be either subordinated or unsubordinated to the right of payment of another class.

   Certain issuers of structured investments may be deemed to be "investment companies" as defined in 1940 Act. As a result, a Fund's investment in these structured investments may be limited by its investment policies and restrictions regarding investments in other investment companies, as well as the restrictions on such investments contained in the 1940 Act. Structured investments typically are sold in private placement transactions, and there may be no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to Developing Markets Trust's restrictions on investments in illiquid securities.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future time beyond the normal settlement date. Since the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

    FURTHER INFORMATION ABOUT DEVELOPING MARKETS TRUST AND VIETNAM SEA FUND


   The Developing Markets Trust Prospectus dated May 1, 2002 and the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001 are enclosed with, and considered a part of, this Prospectus/Proxy Statement. Additional information about both Funds is contained in the SAI relating to this Prospectus/Proxy Statement. You may request free copies of the SAI and other information relating to Developing Markets Trust and Vietnam SEA Fund by calling 1-800/DIAL BEN(R) or by writing to Developing Markets Trust or Vietnam SEA Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030. Developing Markets Trust and Vietnam SEA Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained at prescribed rates from the SEC's Public Reference Section, Washington, DC 20549-6009, or from the SEC's Internet address at www.sec.gov. Vietnam SEA Fund's shares are also traded on the NYSE under the symbol "TVF." Certain reports, proxy statements and other information about Vietnam SEA Fund are filed with the NYSE and may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


..VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSAL?


   REQUIRED VOTE. Approval of the Agreement and Plan of Acquisition between Vietnam SEA Fund and Developing Markets Trust, which provides for the acquisition by Developing Markets Trust of substantially all of the assets of Vietnam SEA Fund in exchange solely for Advisor Class Shares and the complete liquidation and dissolution of Vietnam SEA Fund, requires the affirmative vote of more than 50% of the total shares of Vietnam SEA Fund outstanding and entitled to vote on June 14, 2002, the Record Date for the Meeting.


   SOLICITATION OF PROXIES. Your vote is being solicited by Vietnam SEA Fund's Board of Directors. The Vietnam and SEA Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. Vietnam SEA Fund has engaged Georgeson Shareholder Communications, Inc. ("Georgeson Shareholder") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $17,196, including out-of-pocket expenses. Vietnam SEA Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If Vietnam SEA Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to vote. Vietnam SEA Fund does not reimburse Directors and officers of Vietnam SEA Fund or regular employees and agents of the Investment Manager involved in the solicitation of proxies.


   EXPENSES. The costs associated with the solicitation of proxies and the Meeting will be shared one-quarter by each Fund and one-half by Investment Manager.

   VOTING BY BROKER-DEALERS. The Vietnam SEA Fund expects that, before the Meeting, broker-dealer firms holding shares of Vietnam SEA Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. NYSE Rules do not permit broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners where instructions are not received.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   METHODS OF TABULATION. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Vietnam SEA Fund held at the close of business on June 14, 2002, the Record Date. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal. Abstentions and broker non-votes, therefore, will have same effect as a vote "against" the Proposal.



   ADJOURNMENT. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of Vietnam SEA Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and Vietnam SEA Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote in accordance with the views of management of Vietnam SEA Fund on questions of adjournment.


HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You can vote in any one of four ways:

  .   By mail, with the enclosed proxy card.

  .   In person at the Meeting.

  . By telephone or through the Internet. If your account is eligible, a control number is provided on your proxy card and separate instructions are enclosed.

   A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Vietnam SEA Fund. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted for the Proposal.

MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Vietnam SEA Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

WHO IS ENTITLED TO VOTE?


   Shareholders of record at the close of business on June 14, 2002 will be entitled to vote at the Meeting. As of the June 14, 2002 Record Date, Vietnam SEA Fund had 4,544,772 shares outstanding.


ARE THERE DISSENTERS' RIGHTS?


   Vietnam SEA Fund shareholders will not be entitled to any "dissenters' rights" because shares of Vietnam SEA Fund are not afforded such rights under state law nor under its charter documents. Therefore, if the Transaction is approved, Vietnam SEA Fund shareholders will be bound by the terms of the Transaction. A shareholder of Vietnam SEA Fund may, however, sell his or her shares of common stock on the NYSE at any time prior to the Closing Date of the Transaction. In addition, following the closing of the Transaction, former Vietnam SEA Fund shareholders may redeem their Advisor Class Shares at NAV, subject to a redemption fee of 2% if such redemption occurs within six months of the Closing Date.


..PRINCIPAL HOLDERS OF SHARES


   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of Vietnam SEA Fund or 5% of a class of shares outstanding of Developing Markets Trust.



   As of June 14, 2002, Developing Markets Trust had total net assets of $1,621,836.173 and a total of 147,874,050.199 shares of beneficial interest, $0.01 par value ("shares"), outstanding divided among five separate classes of shares as follows: 123,706,559.402 Class A shares, 1,262,206.601 Class B shares, 13,868,174.929 Class C shares, 9,909.327 Class R shares and 9,027,199.940 Advisor Class shares. To the knowledge of Developing Markets Trust's management, as of June 14, 2002 the only other entities owning (beneficially or of record) more than 5% of the outstanding shares of any class of Developing Markets Trust were:



                                                        AMOUNT AND
                                             TITLE      NATURE OF
                                              OF        BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER         CLASS      OWNERSHIP       CLASS (%)
------------------------------------        ------- -------------      ----------
Franklin Advisers, Inc.                     Advisor 1,271,841.353/(1)/   14.088%
  One Franklin Parkway
  San Mateo, CA 94403-1906

FTB&T TEE for Defined Contribution          Advisor   948,036.841/(1)/   10.502%/(1)/
  Services
  Franklin Templeton 401(k)
  P. O. Box 2438
  Rancho Cordova, CA 95741-2438

CNA TTEE for the 401(k) Plan of                R        2,487.603        25.103%
  Southeast Steel Sales Company
  P. O. Box 5024
  Costa Mesa, CA 92628-5024

FTB& T Cust. for the Rollover IRA of           R        1,812.292        18.288%
 Nancy V. Bannon
 c/o Retirement Services
 P. O. Box 33033
 St. Petersburg, FL 33733-8033

FTB& T Cust. for the Rollover IRA of           R        1,324.464        13.365%
  Paul M. Zipp
  c/o Retirement Services
  P. O. Box 33033
  St. Petersburg, FL 33733-8033

                                                        AMOUNT AND
                                             TITLE      NATURE OF
                                              OF        BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER         CLASS      OWNERSHIP       CLASS (%)
-------------------------------------------- -----   ---------------   ----------
Franklin Advisers, Inc.                         R       1,007.049/(1)/   10.162%
  One Franklin Parkway
  San Mateo, CA 94403-1906

Chase Manhattan Bank NA                         R         869.153         8.771%
  FBO USA Track and Field 401(k)
  Money Purchase Plan
  One Chase Square
  Rochester, NY 14643

FTB&T Cust. for the Rollover IRA of             R         687.835         6.941%
  Charlotte L. Yoder
  c/o Retirement Services
  P. O. Box 33033
  St. Petersburg, FL 33733-8033

--------
/(1)/ Charles B. Johnson, who is Chairman of the Board, Trustee and an officer of the Fund, and Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan, who are officers of the Fund, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson, Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing and 401(k) Plan. Charles B. Johnson and Rupert H. Johnson, Jr., may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. ("Advisers"). As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Fund.

   Except as listed below, as of the Record Date, to the knowledge of Vietnam SEA Fund's management, no other entities owned (beneficially or of record) 5% or more of the outstanding shares of Vietnam SEA Fund:


                                          AMOUNT AND NATURE PERCENTAGE OF
                                            OF BENEFICIAL    OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP        SHARES
     ------------------------------------ ----------------- -------------
       Deutsche Bank Aktiengesellschaft        696,600/(1)/     15.33%/(2)/
        Taunusanlage 12
        60325 Frankfurt am Main
        Germany



     --------
/(1)/ The nature of beneficial ownership is shared voting and dispositive power as reported on Form 13F-HR/A filed with the SEC on May 30, 2002.

/(2)/ As reported on Form 13F-HR/A filed with the SEC on May 30, 2002.


   As of June 30, 2002, neither Developing Markets Trust nor Vietnam SEA Fund is "controlled" (as defined in the 1940 Act) by any person.

   As of the Record Date, to the knowledge of management of each Fund, (a) the officers and Trustees of Developing Markets Trust, as a group, owned of record and beneficially 1.39% of Developing Markets Trust's Advisor Class Shares and less than 1% of the outstanding shares of Developing Markets Trust in the aggregate and of any other class of Developing Markets Trust, and (b) the officers and Directors of Vietnam SEA Fund, as a group, owned less than 1% of the outstanding shares of Vietnam SEA Fund.


                                          By Order of the
                                          Board of Directors,



                                          Barbara J. Green,
                                          SECRETARY


July 23, 2002

                    EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT

  A. Form of Agreement and Plan of Acquisition between Templeton Vietnam and Southeast Asia Fund, Inc. and Templeton Developing Markets Trust (attached)

  B. A Comparison of Governing Documents and State Law (attached)

  C. Comparison of Developing Markets Trust's Current and Proposed Fundamental Investment Restrictions to Vietnam SEA Fund's Corresponding Fundamental Investment Restrictions (attached)

  D. Country Breakdown of the Funds' Portfolios (attached)

  E. Prospectus of Templeton Developing Markets Trust--Advisor Class dated May 1, 2002 (enclosed)

  F. Annual Report to Shareholders of Templeton Developing Markets Trust for the fiscal year ended December 31, 2001 (enclosed)

                                   EXHIBIT A

                   FORM OF AGREEMENT AND PLAN OF ACQUISITION


   THIS AGREEMENT AND PLAN OF ACQUISITION (the "Plan") is made as of this 19th day of March, 2002, by and between Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam SEA Fund"), a corporation incorporated under the laws of the State of Maryland and a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, and Templeton Developing Markets Trust ("Developing Markets Trust"), a business trust formed under the laws of the Commonwealth of Massachusetts and a diversified, open-end management investment company registered under the 1940 Act, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.

                                REORGANIZATION

   The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by Developing Markets Trust of substantially all of the property, assets and goodwill of Vietnam SEA Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Developing Markets Trust--Advisor Class ("Developing Markets Trust Shares");
(ii) the distribution of Developing Markets Trust Shares to the shareholders of Vietnam SEA Fund according to their respective interests in liquidation of Vietnam SEA Fund; and (iii) the dissolution of Vietnam SEA Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.


                                   AGREEMENT

   In order to consummate the Plan and the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF VIETNAM SEA FUND.

   (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Developing Markets Trust herein contained, and in consideration of the delivery by Developing Markets Trust of the number of Developing Markets Trust Shares hereinafter provided, Vietnam SEA Fund agrees that it will convey, transfer and deliver to Developing Markets Trust at the Closing all of Vietnam SEA Fund's then existing assets, free and clear of all liens, encumbrances and claims whatsoever (other than shareholders' rights of redemption, if any), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Vietnam SEA Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Directors of Vietnam SEA Fund (the "Vietnam SEA Fund Board") shall reasonably deem to exist against Vietnam SEA Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Vietnam SEA Fund's books (hereinafter "Net Assets"). Vietnam SEA Fund shall also retain any and all rights that it may have over and against any person that may have arisen up to and including the close of business on the Closing Date.


   (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Vietnam SEA Fund herein contained, and in consideration of such sale, conveyance, transfer and delivery, Developing Markets Trust agrees at the Closing to deliver to Vietnam SEA Fund the number of Developing Markets Trust Shares, determined by: (a) dividing the value of Vietnam SEA Fund's Net Assets by the number of outstanding shares of common stock, par value $0.01 per share, of Vietnam SEA Fund ("Vietnam SEA Fund Shares"); (b) dividing the value of Developing Markets Trust's net assets attributable to Developing Markets Trust Shares by the number of outstanding Developing Markets Trust Shares; (c) dividing the quotient calculated in step (a) by the quotient calculated in step (b); and (d) multiplying the quotient calculated in step (c) by the number of outstanding Vietnam SEA Fund Shares as of 4:00 p.m. Eastern time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.


   (c) Immediately following the Closing, Vietnam SEA Fund shall effect a liquidating distribution of the Developing Markets Trust Shares received by Vietnam SEA Fund pursuant to this Section 1, together with any other assets, pro rata to Vietnam SEA Fund's shareholders of record as of the close of business on the Closing Date. Such liquidating distribution shall be accomplished by the establishment of accounts on the share records of Developing Markets Trust of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Developing Markets Trust Shares shall be carried to the third decimal place. As promptly as is practicable after the Closing, each holder of any outstanding certificate or certificates representing Vietnam SEA Fund Shares shall be entitled to surrender the same to the transfer agent for Developing Markets Trust in exchange for the number of Developing Markets Trust Shares into which the Vietnam SEA Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Developing Markets Trust Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented Vietnam SEA Fund Shares shall be deemed for all Developing Markets Trust's purposes to evidence ownership of the number of Developing Markets Trust Shares into which the Vietnam SEA Fund Shares (which prior to the Closing were represented thereby) have been converted. Promptly following the Closing and the liquidating distribution of the Developing Markets Trust Shares (and any resolution of litigation or other contingent liabilities), Vietnam SEA Fund shall be dissolved.

2. VALUATION.

   (a) The value of Vietnam SEA Fund's Net Assets to be acquired by Developing Markets Trust hereunder shall be computed as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in Vietnam SEA Fund's registration statement on Form N-2 dated September 15, 1994, as such disclosures have been amended to date by any: (i) amendments to Vietnam SEA Fund's Form N-2 filed with the U.S. Securities and Exchange Commission (the "SEC"); (ii) press releases issued on behalf of Vietnam SEA Fund; and (iii) Vietnam SEA Fund annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act (together, the "Vietnam SEA Fund Disclosure Documents").

   (b) The net asset value per Vietnam SEA Fund Share shall be determined to the second decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in Vietnam SEA Fund's Disclosure Documents.

   (c) The net asset value of a share of beneficial interest of Developing Markets Trust Shares shall be determined to the second decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in Developing Markets Trust's currently effective prospectus.


3. CLOSING AND CLOSING DATE.

   The Closing Date shall be September 26, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Developing Markets Trust at 5:00 p.m. Eastern time, on the

Closing Date. Vietnam SEA Fund shall have provided for delivery as of the Closing of those Net Assets of Vietnam SEA Fund to be transferred to the account of Developing Markets Trust's custodian, JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245. Also, Vietnam SEA Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its Vietnam SEA Fund Shares and the number of full and fractional shares of common stock of Vietnam SEA Fund Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President or a Vice President to the best of its or his or her knowledge and belief. Developing Markets Trust shall issue and deliver a certificate or certificates evidencing the Developing Markets Trust Shares to be delivered to the account of Vietnam SEA Fund at said transfer agent registered in such manner as the officers of Vietnam SEA Fund may request, or provide evidence satisfactory to Vietnam SEA Fund that such Developing Markets Trust Shares have been registered in an account on the books of Developing Markets Trust in such manner as the officers of Vietnam SEA Fund may request.


4. REPRESENTATIONS AND WARRANTIES BY DEVELOPING MARKETS TRUST.

   Developing Markets Trust represents and warrants to Vietnam SEA Fund that:

   (a) Developing Markets Trust is a business trust formed under the laws of the Commonwealth of Massachusetts on August 9, 1991, and is validly existing under the laws of that Commonwealth. Developing Markets Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Developing Markets Trust Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

   (b) Developing Markets Trust is authorized to issue an unlimited number of shares of beneficial interest of Developing Markets Trust Shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Developing Markets Trust is further divided into five classes of shares of which Developing Markets Trust Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to Developing Markets Trust Shares.

   (c) The audited financial statements appearing in Developing Markets Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to Vietnam SEA Fund, fairly present the financial position of Developing Markets Trust as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of Developing Markets Trust accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Developing Markets Trust.

   (e) Developing Markets Trust has the necessary power and authority to conduct its business as such business is now being conducted.

   (f) Developing Markets Trust is not a party to or obligated under any provision of its Declaration of Trust or its By-laws (together, as each has been amended to date, the "Developing Markets Trust Trust Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

   (g) Developing Markets Trust has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Developing Markets Trust is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

5. REPRESENTATIONS AND WARRANTIES BY VIETNAM SEA FUND.

   Vietnam SEA Fund represents and warrants to Developing Markets Trust that:

   (a) Vietnam SEA Fund is a corporation incorporated under the laws of the State of Maryland on July 19, 1994, and is validly existing under the laws of that State. Vietnam SEA Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and all of the Vietnam SEA Fund Shares sold were sold in compliance in all material respects with applicable registration requirements of the 1933 Act.

   (b) Vietnam SEA Fund is authorized to issue one hundred million (100,000,000) shares of common stock of Vietnam SEA Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Vietnam SEA Fund currently issues shares of one (1) class, and it has not designated any series of shares.

   (c) The unaudited financial statements appearing in Vietnam SEA Fund's Semi-Annual Report to Shareholders for the six-month period ended September 30, 2001, a copy of which has been delivered to Developing Markets Trust, fairly present the financial position of Vietnam SEA Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. If available, a copy of the financial statements appearing in Vietnam SEA Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2002, audited by PricewaterhouseCoopers LLP, will be delivered to Developing Markets Trust which will fairly present the financial position of Vietnam SEA Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of Vietnam SEA Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Vietnam SEA Fund.

   (e) Vietnam SEA Fund has the necessary power and authority to conduct its business as such business is now being conducted.

   (f) Vietnam SEA Fund is not a party to or obligated under any provision of its Articles of Incorporation or its Bylaws (together, as each has been amended to date, the "Vietnam SEA Fund Corporate Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

   (g) Vietnam SEA Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Vietnam SEA Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6. REPRESENTATIONS AND WARRANTIES BY VIETNAM SEA FUND AND DEVELOPING MARKETS TRUST.

   Vietnam SEA Fund and Developing Markets Trust each represents and warrants to the other that:

   (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date, for the purpose of determining the number of Developing Markets Trust Shares to be issued pursuant to
       Section 1 of this Plan, will accurately reflect its Net Assets in the case of Vietnam SEA Fund and its net assets in the case of Developing Markets Trust and the outstanding Vietnam SEA Fund Shares and Developing Markets Trust Shares, respectively, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (c) Except as has been previously disclosed in the Vietnam SEA Fund Disclosure Documents or in Developing Markets Trust's currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against Vietnam SEA Fund or Developing Markets Trust, respectively.

   (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (e) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of Developing Markets Trust (the "Developing Markets Trust Board") or the TEA Board, respectively, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

   (f) It anticipates that the consummation of this Plan will not cause either Vietnam SEA Fund or Developing Markets Trust to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

   (g) It has the necessary power and authority to conduct its business as such business is now being conducted.

7. COVENANTS OF VIETNAM SEA FUND AND DEVELOPING MARKETS TRUST.

   (a) Vietnam SEA Fund and Developing Markets Trust each covenants to operate its respective business as presently conducted between the date hereof and the Closing.

   (b) Vietnam SEA Fund undertakes that it will not acquire Developing Markets Trust Shares for the purpose of making distributions thereof to anyone other than Vietnam SEA Fund's shareholders.

   (c) Vietnam SEA Fund undertakes that, if this Plan is consummated, it will dissolve its corporate existence, file an application pursuant to
       Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which Vietnam SEA Fund Shares are listed as of the Closing Date.

   (d) Vietnam SEA Fund and Developing Markets Trust each agrees that, by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

   (e) At the Closing, Vietnam SEA Fund will provide Developing Markets Trust a copy of the shareholder ledger accounts, certified by Vietnam SEA Fund's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all of the shareholders of record of Vietnam SEA Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Developing Markets Trust as a result of the transfer of assets that is the subject of this Plan.

   (f) Vietnam SEA Fund agrees to mail to each of its shareholders of record entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   (g) Developing Markets Trust will file with the SEC a registration statement on Form N-14 under the 1933 Act relating to Developing Markets Trust Shares issuable hereunder (the "Developing Markets Trust N-14 Registration Statement"), and will use its best efforts to provide that the Developing Markets Trust N-14 Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Developing Markets Trust N-14 Registration Statement will
       (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and
       (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Developing Markets Trust N-14 Registration Statement becomes effective, at the time of Vietnam SEA Fund's shareholders' meeting to consider this Plan, and at the Closing Date, the Prospectus and Statement of Additional Information included in the Developing Markets Trust N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   (h) Vietnam SEA Fund and Developing Markets Trust each agrees that, before the Closing, it will deliver to the other party a copy of the resolutions, adopted and approved by the appropriate action of its Board, certified by its President, a Vice President or an equivalent officer of Vietnam SEA Fund or Developing Markets Trust, respectively, approving the imposition by Developing Markets Trust of a 2% redemption fee on those Developing Markets Trust Shares issued as part of the Reorganization pursuant to this Plan to Vietnam SEA Fund shareholders in exchange for their Vietnam SEA Fund Shares that are redeemed or exchanged out of Developing Markets Trust within six (6) months after the Closing Date.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY VIETNAM SEA FUND AND DEVELOPING MARKETS TRUST.

   The consummation of this Plan hereunder shall be subject to the following respective conditions:

   (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by its President, a Vice President or an equivalent officer to the foregoing effect.

   (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Vietnam SEA Fund Board or Developing Markets Trust Board, as appropriate, certified by its President, a Vice President or an equivalent officer of Vietnam SEA Fund or Developing Markets Trust, respectively.

   (c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That this Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Vietnam SEA Fund at an annual or special meeting or any adjournment thereof.

   (e) That a distribution or distributions shall have been declared for Vietnam SEA Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(a) of the Code.

   (f) That there shall be delivered to Vietnam SEA Fund and Developing Markets Trust an opinion from Stradley Ronon Stevens & Young, LLP, counsel to Vietnam SEA Fund and Developing Markets Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and the laws of the State of Maryland and the Commonwealth of Massachusetts, and based upon certificates of the officers of Vietnam SEA Fund and Developing Markets Trust with regard to matters of fact:

       (1) The acquisition by Developing Markets Trust of substantially all the assets of Vietnam SEA Fund as provided for herein in exchange for Developing Markets Trust Shares followed by the distribution by Vietnam SEA Fund to its shareholders of Developing Markets Trust Shares in complete liquidation of Vietnam SEA Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Vietnam SEA Fund and Developing Markets Trust will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

       (2) No gain or loss will be recognized by Vietnam SEA Fund upon the transfer of substantially all of its assets to Developing Markets Trust in exchange solely for voting shares of Developing Markets Trust (Sections 361(a) and 357(a) of the Code);

       (3) No gain or loss will be recognized by Developing Markets Trust upon the receipt of substantially all of the assets of Vietnam SEA Fund in exchange solely for voting shares of Developing Markets Trust (Section 1032(a) of the Code);

       (4) No gain or loss will be recognized by Vietnam SEA Fund upon the distribution of Developing Markets Trust Shares to its shareholders in liquidation of Vietnam SEA Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

       (5) The basis of the assets of Vietnam SEA Fund received by Developing Markets Trust will be the same as the basis of such assets to Vietnam SEA Fund immediately prior to the reorganization (Section 362(b) of the Code);

       (6) The holding period of the assets of Vietnam SEA Fund received by Developing Markets Trust will include the period during which such assets were held by Vietnam SEA Fund (Section 1223(2) of the Code);

       (7) No gain or loss will be recognized to the shareholders of Vietnam SEA Fund upon the exchange of their shares in Vietnam SEA Fund for voting shares of Developing Markets Trust, including fractional shares to which they may be entitled (Section 354(a) of the Code);

       (8) The basis of Developing Markets Trust Shares received by the shareholders of Vietnam SEA Fund shall be the same as the basis of the Vietnam SEA Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

       (9) The holding period of Developing Markets Trust Shares received by shareholders of Vietnam SEA Fund (including fractional shares to which they may be entitled) will include the holding period of the Vietnam SEA Fund Shares surrendered in exchange therefor, provided that the Vietnam SEA Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

      (10) Developing Markets Trust will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of Vietnam SEA Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

   (g) That there shall be delivered to Developing Markets Trust an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Vietnam SEA Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) Vietnam SEA Fund is a corporation incorporated under the laws of the State of Maryland on July 19, 1994, and is a validly existing corporation and in good standing under the laws of that state;

      (2) Vietnam SEA Fund is authorized to issue one hundred million (100,000,000) shares of common stock, par value $0.01 per share. Vietnam SEA Fund currently issues shares of one (1) class and it has not designated any series of shares. Assuming that the initial shares of common stock of Vietnam SEA Fund were issued in accordance with the 1940 Act and the Vietnam SEA Fund Corporate Documents, and that all other outstanding shares of Vietnam SEA Fund were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Vietnam SEA Fund Corporate Documents;

      (3) Vietnam SEA Fund is a closed-end non-diversified investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Vietnam SEA Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Vietnam SEA Fund, the unfavorable outcome of which would materially and adversely affect Vietnam SEA Fund;

      (5) All corporate actions required to be taken by Vietnam SEA Fund to authorize this Plan and to effect the Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Vietnam SEA Fund; and

      (6) The execution, delivery or performance of this Plan by Vietnam SEA Fund will not violate any provision of the Vietnam SEA Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Vietnam SEA Fund is a party or by which Vietnam SEA Fund is otherwise bound; this Plan is the legal, valid and binding obligation of Vietnam SEA Fund and is enforceable against Vietnam SEA Fund in accordance with its terms.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Vietnam SEA Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Vietnam SEA Fund.

   (h) That there shall be delivered to Vietnam SEA Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Developing Markets Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) Developing Markets Trust is a business trust formed under the laws of the Commonwealth of Massachusetts on August 9, 1991 and is a validly existing business trust and in good standing under the laws of that Commonwealth;

      (2) Developing Markets Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Developing Markets Trust is further divided into five classes of shares of which Developing Markets Trust--Advisor Class Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to Developing Markets Trust Shares. Assuming that the initial Developing Markets Trust Shares of beneficial interest were issued in accordance in all material respects with the 1940 Act and the Developing Markets Trust Trust Documents, and that all other outstanding shares of Developing Markets Trust were sold, issued and paid for in accordance in all material respects with the terms of Developing Markets Trust's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Developing Markets Trust Trust Documents;

      (3) Developing Markets Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in Developing Markets Trust's currently effective prospectus, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Developing Markets Trust, the unfavorable outcome of which would materially and adversely affect Developing Markets Trust;

      (5) Developing Markets Trust Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Developing Markets Trust;

      (6) All trust actions required to be taken by Developing Markets Trust to authorize this Plan and to effect the Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Developing Markets Trust;

      (7) The execution, delivery or performance of this Plan by Developing Markets Trust will not violate any provision of the Developing Markets Trust Trust Documents, or the provisions of any agreement or other instrument known to such counsel to which Developing Markets Trust is a party or by which Developing Markets Trust is otherwise bound; this Plan is the legal, valid and binding obligation of Developing Markets Trust and is enforceable against Developing Markets Trust in accordance with its terms; and

      (8) The Developing Markets Trust N-14 Registration Statement has been declared or, by operation of rule, has become effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Developing Markets Trust N-14 Registration Statement became effective, or at the Closing, such Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Developing Markets Trust N-14 Registration Statement, or of any contract or document of a character required to be described in the Developing Markets Trust N-14 Registration Statement that is not described as required.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Developing Markets Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Developing Markets Trust.

   (i) That Vietnam SEA Fund shall have received a certificate from the President or a Vice President of Developing Markets Trust to the effect that, to the best knowledge and belief of such officer, the statements contained in the Developing Markets Trust N-14 Registration Statement, at the time the Developing Markets Trust N-14 Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (j) That the Developing Markets Trust N-14 Registration Statement with respect to Developing Markets Trust Shares to be delivered to Vietnam SEA Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Developing Markets Trust N-14 Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (k) That Developing Markets Trust Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Developing Markets Trust Shares lawfully to be delivered to each holder of Vietnam SEA Fund Shares.

   (l) That, at the Closing, there shall be transferred to Developing Markets Trust, aggregate Net Assets of Vietnam SEA Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Vietnam SEA Fund on the Closing Date.

   (m) That there be delivered to Developing Markets Trust information concerning the tax basis of Vietnam SEA Fund in all securities transferred to Developing Markets Trust, together with shareholder information including the names, addresses and taxpayer identification numbers of the shareholders of Vietnam SEA Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Vietnam SEA Fund with respect to each shareholder.

   (n) That all consents of other parties, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities), required to permit consummation of the Reorganization contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Vietnam SEA Fund or Developing Markets Trust.

9. Brokerage Fees and Expenses.

   (a) Vietnam SEA Fund and Developing Markets Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

   (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-fourth by Developing Markets Trust, one-fourth by Vietnam SEA Fund and one-half by Templeton Asset Management Ltd.

10. Termination; Postponement; Waiver; Order.

   (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Vietnam SEA Fund) prior to the Closing, or the Closing may be postponed as follows:

      (1) by mutual consent of Vietnam SEA Fund and Developing Markets Trust;

      (2) by Developing Markets Trust if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

      (3) by Vietnam SEA Fund if any condition of its obligations set forth in
          Section 8 has not been fulfilled or waived.

   An election by Vietnam SEA Fund or Developing Markets Trust to terminate this Plan and to abandon the Reorganization shall be exercised by the Vietnam SEA Fund Board or the Developing Markets Trust Board, respectively.

   (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Vietnam SEA Fund Board and the Developing Markets Trust Board.

   (c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither Vietnam SEA Fund nor Developing Markets Trust, nor their trustees, directors, officers or agents or the shareholders of Vietnam SEA Fund or Developing Markets Trust shall have any liability in respect of this Plan.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Developing Markets Trust Board or Vietnam SEA Fund Board, as the case may be, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

   (e) The respective representations and warranties contained in Sections 4 through 6 hereof shall expire with and be terminated by the Reorganization, and neither Vietnam SEA Fund nor Developing Markets Trust, nor any of their officers, trustees, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, director, agent or shareholder of Vietnam SEA Fund or Developing Markets Trust against any liability to the entity for which that officer, trustee, director, agent or shareholder so acts or to its shareholders to which that officer, trustee, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

   (f) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Vietnam SEA Fund Board and the Developing Markets Trust Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Vietnam SEA Fund, unless such terms and conditions shall result in a change in the method of computing the number of Developing Markets Trust Shares to be issued to Vietnam SEA Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Vietnam SEA Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless Vietnam SEA Fund shall promptly call a special meeting of its shareholders at which such conditions so imposed shall be submitted for approval.

11. ENTIRE AGREEMENT AND AMENDMENTS.

   This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12. COUNTERPARTS.

   This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13. NOTICES.

   (a) Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to Vietnam SEA Fund if delivered or mailed, first class postage prepaid, addressed to Templeton Vietnam and Southeast Asia Fund, Inc., at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention:
       Secretary.

   (b) Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to Developing Markets Trust if delivered or mailed, first class postage prepaid, addressed to Templeton Developing Markets Trust, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary.

14. GOVERNING LAW.

   This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland.

   IN WITNESS WHEREOF, Vietnam SEA Fund and Developing Markets Trust have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


                                    TEMPLETON VIETNAM AND
                                    SOUTHEAST ASIA FUND, INC.

Attest:                             By:
     ------------------------          --------------------------
      Name:                              Name:
      Title:                            Title:

                                    TEMPLETON DEVELOPING MARKETS
                                    TRUST

Attest:                             By:
     ------------------------          --------------------------
      Name:                             Name:
      Title:                            Title:

                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A COMPARISON OF:

                THE LAW GOVERNING DELAWARE BUSINESS TRUSTS AND
    THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A DELAWARE
                        BUSINESS TRUST, UNDER SUCH LAW,
              THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
 THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A MASSACHUSETTS
                        BUSINESS TRUST, UNDER SUCH LAW,
                                      AND
                  THE LAW GOVERNING MARYLAND CORPORATIONS AND
   THE CHARTER DOCUMENTS OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.,
                    A MARYLAND CORPORATION, UNDER SUCH LAW

                       DELAWARE BUSINESS TRUST              MASSACHUSETTS BUSINESS TRUST      MARYLAND CORPORATION
                      ---------------------------           ----------------------------     --------------------
GOVERNING             A Delaware statutory                   A Massachusetts business       A Maryland corporation is
DOCUMENTS/            business trust (a "DBT") is            trust (an "MBT") is            created by filing articles of
GOVERNING BODY        formed by a governing                  created by filing a            incorporation with the
                      instrument and the filing of           declaration of trust with      Maryland State
                      a certificate of trust with            the Secretary of State of      Department of
                      the Delaware Secretary of              Massachusetts and with the     Assessments and Taxation
                      State ("Secretary of                   clerk of every city or town    ("MSDAT"). The
                      State"). The Delaware law              in Massachusetts where the     Maryland law governing
                      governing a DBT is                     trust has a usual place of     corporations is referred to
                      referred to in this analysis           business.                      in this analysis as
                      as the "Delaware Act."                                                "Maryland Code."

                      A DBT is an                            An MBT is an                   A corporation is
                      unincorporated association             unincorporated association     incorporated under the
                      organized under the                    organized under the            Maryland Code. A
                      Delaware Act whose                     Massachusetts statute          corporation's operations
                      operations are governed by             governing business trusts      are governed by its charter
                      its governing instrument               (the "Massachusetts            and by-laws, and its
                      (which may consist of one              Statute") and is considered    business and affairs are
                      or more instruments). Its              to be a hybrid, having         managed by or under the
                      business and affairs are               characteristics of both        direction of a board of
                      managed by or under the                corporations and common        directors (the "board" or
                      direction of one or more               law trusts. An MBT's           "board of directors" or
                      trustees.                              operations are governed by     collectively, the
                                                             a trust instrument and by-     "directors"). No public
                                                             laws. The business and         filing of the by-laws is
                                                             affairs of an MBT are          required.
                                                             managed by or under the
                                                             direction of a board of
                                                             trustees.

                        DELAWARE BUSINESS TRUST             MASSACHUSETTS BUSINESS TRUST    MARYLAND CORPORATION
      -                -----------------------             -------------------------------    --------------------
                        As described in this chart,          MBTs are also granted a        To the extent that a
                        DBTs are granted a                   significant amount of          Maryland corporation's
                        significant amount of                organizational and             charter does not contain
                        organizational and                   operational flexibility.       certain provisions, the
                        operational flexibility.             The Massachusetts Statute      Maryland Code makes
                        Delaware law makes it                is silent on most of the       provision for such matters.
                        easy to obtain needed                salient features of MBTs,      The Maryland Code also
                        shareholder approvals, and           thereby allowing the           imposes certain minimum
                        also permits management              trustees of the MBT to         requirements on Maryland
                        of a DBT to take various             freely structure the MBT.      corporations, such as
                        actions without being                The Massachusetts Statute      minimum stockholder
                        required to make state               does not specify what          voting requirements on
                        filings or obtain                    information must be            certain fundamental
                        shareholder approval.                contained in the               matters and requirements
                                                             declaration of trust, nor      for the content and
                                                             does it require a registered   execution of the charter
                                                             officer or agent for service   and for amending the
                                                             of process.                    charter.

                      The governing instrument               The governing instrument       Templeton Vietnam and
                      for the DBT, Templeton                 for the MBT, Templeton         Southeast Asia Fund, Inc.,
                      Developing Markets Trust               Developing Markets Trust       a Maryland corporation, is
                      (the "Delaware Business                ("Developing Markets           referred to in this analysis
                      Trust"), is comprised of an            Trust"), is comprised of an    as "Vietnam SEA Fund."
                      agreement and declaration              Amended and Restated           Vietnam SEA Fund is
                      of trust ("Declaration")               Declaration of Trust ("MA      governed by its charter
                      and by-laws ("By-Laws").               Declaration") and by-laws      ("Charter") and by-laws
                      The Delaware Business                  ("MA By-Laws"). The            ("MD By-Laws") and
                      Trust's governing body is              Developing Markets             Vietnam SEA Fund's
                      a board of trustees (the               Trust's governing body is      governing body is a board
                      "board" or "board of                   a board of trustees (the       of directors.
                      trustees" or collectively,             "board" or "board of
                      the "trustees").                       trustees" or collectively,
                                                             the "trustees").

                      Each trustee of the                   Each trustee of Developing      The board of directors of
                      Delaware Business Trust               Markets Trust shall hold        Vietnam SEA Fund is
                      shall hold office for the             office for the lifetime of      divided into three classes,
                      lifetime of the Delaware              Developing Markets Trust        each class having a term of
                      Business Trust or, if                 or, if earlier, until the next  three years. At the annual
                      earlier, until the next               meeting of shareholders         meeting of stockholders in
                      meeting of shareholders               called for the purpose of       each year, the term of one
                      called for the purpose of             electing trustees or consent    class shall expire and the
                      electing trustees or consent          of shareholders in lieu         directors chosen to succeed
                      of shareholders in lieu               thereof for the election of     those whose terms are
                      thereof for the election of           trustees and until the          expiring shall be of the
                      trustees and until the                election and qualification      same class, and shall be
                      election and qualification            of his or her successor.        elected for a term expiring
                      of his or her successor.                                              at the third succeeding
                                                                                            annual meeting of
                                                                                            stockholders, or thereafter

                      Delaware Business Trust                  Massachusetts Business Trust   Maryland Corporation
                    -------------------------------           -------------------------------     --------------------
                                                                                            in each case when their
                                                                                            respective successors are
                                                                                            elected and qualified. The
                                                                                            number of directorships
                                                                                            are apportioned among the
                                                                                            classes so as to maintain
                                                                                            the classes as nearly equal
                                                                                            in number as possible

OWNERSHIP SHARES      Under the Delaware Act,                Under the Massachusetts        Equity securities of a
OR INTERESTS          the ownership interests in a           Statute, the ownership         corporation are generally
                      DBT are denominated as                 interests in an MBT are        denominated as shares of
                      "beneficial interests" and             denominated as "beneficial     stock. Record owners of
                      are held by "beneficial                interests" and are held by     shares of stock are
                      owners." However, there is             "beneficial owners."           stockholders. Generally,
                      flexibility as to how a                However, there is              equity securities that have
                      governing instrument                   flexibility as to how a        voting rights and are
                      refers to "beneficial                  governing instrument           entitled to the residual
                      interests" and "beneficial             refers to "beneficial          assets of the corporation,
                      owners" and the governing              intersts" and "beneficial      after payment of liabilities,
                      instrument may identify                owners" and the governing      are referred to as "common
                      "beneficial interests" and             instrument may identify        stock."
                      "beneficial owners" as                 "beneficial interests" and
                      "shares" and                           "beneficial owners" as
                      "shareholders,"                        "shares" and
                      respectively.                          "shareholders,"
                                                             respectively.

                      The Delaware Business                  The Developing Markets         Vietnam SEA Fund's
                      Trust's beneficial interests,          Trust's units of beneficial    equity securities are shares
                      without par value, are                 interests, par value $0.01     of common stock, par
                      designated as "shares" and             per unit, are designated as    value $0.01 per share, and
                      its beneficial owners are              "shares" and its beneficial    the owners of such stock
                      designated as                          owners are designated as       are "stockholders."
                      "shareholders." This                   "shareholders." This
                      analysis will use the                  analysis will use the
                      "share" and "shareholder"              "share" and "shareholder"
                      terminology.                           terminology.

SERIES AND            Under the Delaware Act,                The Massachusetts Statute      The Maryland Code
CLASSES               the governing instrument               permits an MBT to issue        permits a corporation to
                      may provide for classes,               one or more series or          issue one or more series
                      groups or series of shares,            classes of beneficial          and classes of stock. If the
                      shareholders or trustees,              interest. The                  stock is to be divided into
                      having such relative rights,           Massachusetts Statute is       series or classes, the
                      powers and duties as set               largely silent as to any       charter must describe each
                      forth in the governing                 requirements for the           series and class, including
                      instrument. Such series,               creation of such series or     any preferences,
                      classes or groups may be               classes, although the trust    conversion or other rights,
                      described in the DBT's                 documents creating an          voting powers, restrictions,
                      governing instrument or in             MBT may provide                limitations as to dividends,

                      DELAWARE BUSINESS TRUST                MASSACHUSETTS BUSINESS TRUST        MARYLAND CORPORATION
                      -----------------------                ----------------------------    ---------------------------
                      resolutions adopted by its              methods or authority to       qualifications and terms or
                      trustees. No state filing is            create such series or         conditions of redemption
                      necessary and, unless                   classes without seeking       among such classes and
                      required by the governing               shareholder approval.         series. To change the terms
                      instrument, shareholder                                               of an existing series or
                      approval is not needed.                                               class or create a new series
                                                                                            or class, the charter must
                                                                                            be amended. Generally,
                                                                                            amendments to the charter
                                                                                            must receive board and
                                                                                            stockholder approval.

                                                                                            Under the Maryland Code,
                                                                                            the charter may also
                                                                                            authorize the board to
                                                                                            classify or reclassify any
                                                                                            unissued stock from time
                                                                                            to time, without
                                                                                            stockholder approval, by
                                                                                            setting or changing the
                                                                                            preferences, conversion or
                                                                                            other rights, voting
                                                                                            powers, restrictions,
                                                                                            limitations as to dividends,
                                                                                            qualifications, or terms and
                                                                                            conditions of redemption,
                                                                                            by filing articles
                                                                                            supplementary to the
                                                                                            charter with the MSDAT.

                      The Declaration authorizes             The MA Declaration             The Charter does not
                      the board of trustees to               authorizes an unlimited        classify or authorize the
                      divide the Delaware                    number of shares, which        board to classify Vietnam
                      Business Trust's shares                may be further divided into    SEA Fund's stock.
                      into separate and distinct             separate series or classes.
                      series and to divide a series
                      into separate classes of
                      shares as permitted by the
                      Delaware Act. Such series
                      and classes will have the
                      rights, powers and duties
                      set forth in the Declaration
                      unless otherwise provided
                      in the resolution of the
                      board establishing such
                      series or class.

                DELAWARE BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST        MARYLAND CORPORATION
              ---------------------------   ------------------------------      -------------------------
AMENDMENTS TO The Delaware Act             The Massachusetts Statute            Under the Maryland Code,
GOVERNING     provides broad flexibility   provides broad flexibility           amendments to the charter
DOCUMENTS     as to the manner of          as to the manner of                  must generally be
              amending and/or restating    amending and/or restating            approved by the board and
              the governing instrument     the governing instrument             by the affirmative vote of
              of a DBT. Amendments to      of an MBT. The                       two-thirds of all votes
              the Declaration that do not  Massachusetts Statute                entitled to be cast (unless
              change the information in    provides that the trustees           the charter permits
              the DBT's certificate of     shall, within thirty (30)            amendment by a higher or
              trust are not required to be days after the adoption of           lesser proportion of the
              filed with the Secretary of  any amendment to the                 voting stock, but not less
              State.                       declaration of trust, file a         than a majority of the
                                           copy with the Secretary of           shares outstanding).
                                           State of Massachusetts and
                                           with the clerk of every city
                                           or town in Massachusetts
                                           where the trust has a usual
                                           place of business.


              DECLARATION OF TRUST         DECLARATION OF TRUST                 CHARTER
              The Declaration may be       The MA Declaration may               The Charter provides that
              restated and/or amended at   be amended by a vote of              the Charter may be altered,
              any time by a written        the holders of a majority of         repealed, or added to upon
              instrument signed by a       the shares outstanding and           the vote of holders of a
              majority of the board of     entitled to vote or by an            majority of the shares
              trustees and, if required by instrument in writing,               outstanding and entitled to
              the Declaration, the         without a meeting, signed            vote thereon, except that
              Investment Company Act       by a majority of the                 amendment or repeal of
              of 1940, as amended (the     trustees and consented to            provisions pertaining to the
              "1940 Act"), or any          by the holders of a                  number of directors,
              securities exchange on       majority of the shares               removal of directors,
              which outstanding shares     outstanding and entitled to          directors' liability,
              are listed for trading, by   vote.                                indemnification,
              approval of such             The trustees may amend               reorganizations,
              amendment by the             the MA Declaration in                dissolution or conversion
              shareholders, by the         their sole discretion,               to an open-end company,
              affirmative "vote of a       without the need for                 and amendments to the
              majority of the outstanding  shareholder action, to add,          Charter require the
              voting securities" (as       delete, or modify any                affirmative vote of the
              defined in the 1940 Act) of  provisions relating to the           holders of at least 66 2/3%
              the Delaware Business        shares of Developing                 of the outstanding shares
              Trust entitled to vote at a  Markets Trust if the                 entitled to vote, unless
              shareholders' meeting at     trustees determine that              such action has previously
              which a quorum is present,   such action is "consistent           been approved by the
              subject to Article III,      with the fair and equitable          affirmative vote of two-
              Section 6 of the             treatment of all                     thirds of the board of
              Declaration relating to      [s]hareholders or that               directors. Upon such a
              voting by series and         shareholder approval is not          two-thirds vote by the
              classes.                     otherwise required by                board of directors, such
                                                                                provisions may be

              DELAWARE BUSINESS TRUST     MASSACHUSETTS BUSINESS TRUST         MARYLAND CORPORATION
             -------------------------    ------------------------------       --------------------
                                           applicable law," including,          amended upon the vote of
                                           but not limited to: (1)              holders of a majority of the
                                           creating one or more series          shares outstanding and
                                           of shares with such rights           entitled to vote thereon
                                           and preferences as the               (the general vote needed to
                                           trustees determine and               amend the other provisions
                                           reclassifying outstanding            of the Charter.)
                                           shares as shares of
                                           particular series; (2)
                                           amending the series
                                           designation section of the
                                           MA Declaration; (3)
                                           changing eligibility
                                           requirements for
                                           investment in shares of any
                                           series; or (4) changing the
                                           method of allocating
                                           dividends among various
                                           series.
                                           The trustees may also
                                           amend the MA Declaration
                                           without the vote or consent
                                           of shareholders to change
                                           the name of Developing
                                           Markets Trust, to supply
                                           any omission, to cure,
                                           correct or supplement any
                                           ambiguous, defective or
                                           inconsistent provision
                                           thereof, or if they deem it
                                           necessary to conform the
                                           MA Declaration to the
                                           requirements of applicable
                                           federal laws or regulations.
                                           See SHAREHOLDER VOTE ON
                                           CERTAIN TRANSACTIONS for
                                           the shareholder vote
                                           required to make certain
                                           amendments to the MA
                                           Declaration.

              BY-LAWS                      BY-LAWS                              BY-LAWS
              The By-Laws may be           The MA By-Laws may be                Under the Maryland Code,
              amended, restated or         amended, added to or                 after the organizational
              repealed or new By-Laws      repealed by a majority of            meeting, the power to
              may be adopted by the        the outstanding shares               adopt, alter or repeal the
              affirmative vote of a        entitled to vote, or by the          by-laws is vested in the
              majority of the outstanding  board of trustees, but the           stockholders, except to the

                   DELAWARE BUSINESS TRUST       MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                   -----------------------        ----------------------------  ----------------------------
                   shares entitled to vote. The   board of trustees may not     extent that the charter or
                   By-Laws may also be            take such action, if such     by-laws vest such power in
                   amended, restated or           action requires, under        the board.
                   repealed or new                applicable law, the MA
                   By-Laws may be adopted         Declaration or the MA By-     The MD By-Laws may be
                   by the board of trustees, by   Laws, a vote of the           adopted, amended or
                   the vote of a majority of      shareholders.                 repealed by "vote of the
                   the trustees present at a                                    holders of a majority of
                   meeting at which a quorum                                    [Vietnam SEA Fund's]
                   is present.                                                  stock" (as defined in the
                   CERTIFICATE OF TRUST                                         1940 Act); except that
                   Pursuant to the                                               provisions in the MD By-
                   Declaration, amendments                                      Laws regarding increasing/
                   and/or restatements of the                                   decreasing the number of
                   certificate of trust shall be                                directors and removal of
                   made at any time by the                                      directors may be amended
                   board of trustees, without                                   only by the vote of the
                   approval of the                                              holders of 75% of the
                   shareholders, to correct                                     common stock, unless
                   any inaccuracy contained                                     approved by the
                   therein. Any such                                            affirmative vote of two-
                   amendments/restatements                                      thirds of the total number
                   of the certificate of trust                                  of directors fixed in
                   must be executed by at                                       accordance with the MD
                   least one (1) trustee and                                    By-Laws, in which case
                   filed with the Secretary of                                  the affirmative vote of a
                   State in order to become                                     majority of the outstanding
                   effective.                                                   shares is required.
                                                                                Directors may adopt,
                                                                                amend or repeal the MD
                                                                                By-Laws (not inconsistent
                                                                                with any MD By-Law
                                                                                adopted, amended or
                                                                                repealed by stockholders)
                                                                                by majority vote of all of
                                                                                the directors in office,
                                                                                subject to applicable law.


PREEMPTIVE RIGHTS  Under the Delaware Act, a      Under the Massachusetts       Under the Maryland Code,
AND REDEMPTION OF  governing instrument may       Statute, a governing          a stockholder does not
SHARES             contain any provision          instrument may contain        have preemptive rights
                   relating to the rights,        any provision relating to     unless the charter
                   duties and obligations         the rights, duties and        expressly grants such
                   of the shareholders.           obligations of the            rights.
                                                  shareholders.

                DELAWARE BUSINESS TRUST           MASSACHUSETTS BUSINESS TRUST  MARYLAND CORPORATION
              ---------------------------        ------------------------------ --------------------
              The Declaration provides            The MA Declaration            The Charter and MD By-
              that no shareholder shall           provides that no              Laws do not provide
              have the preemptive or              shareholder shall have any    stockholders with the
              other right to subscribe for        preference, appraisal,        preemptive right to
              new or additional shares or         conversion or exchange        subscribe to additional
              other securities issued by          rights or any preemptive or   issues of stock or other
              the Delaware Business               other right to subscribe for  securities of Vietnam SEA
              Trust or any series thereof.        new or additional shares or   Fund.
                                                  other securities issued by
                                                  Developing Markets Trust
                                                  or any series thereof.

              Unless otherwise provided           All shares are redeemable     Stockholders of Vietnam
              in the Delaware Business            at net asset value per share  SEA Fund do not have
              Trust's prospectus relating         at the request of the         redemption rights.
              to the outstanding shares,          shareholder, under the
              as such prospectus may be           terms specified in
              amended from time to                Developing Markets
              time, the Delaware                  Trust's then effective
              Business Trust shall                statement.
              shares offered by any
              shareholder for redemption
              upon such shareholder's
              compliance with the
              procedures set forth in the
              Declaration and/or such
              other procedures as the
              board may authorize.

              The Delaware Business               Payment for such shares
              Trust shall pay the net             may be made in cash or in
              asset value for such                property of the relevant
              outstanding shares, in              series as specified in
              accordance with the                 Developing Markets
              Declaration, the By-Laws,           Trust's then effective
              the 1940 Act and other              prospectus or registration
              applicable law. The                 statement. The Developing
              Delaware Business Trust's           Markets Trust may
              payments for such                   repurchase shares by
              outstanding shares shall be         agreement with the owner
              made in cash, but may, at           and has the right at any
              the option of the board of          time to redeem shares of
              trustees or an authorized           any shareholder pursuant
              officer, be made in kind or         to applicable law, subject
              partially in cash and               to terms and conditions
              partially in kind. In               approved by the trustees.
              addition, at the option of          To meet federal tax
              the board of trustees the           requirements, the trustees
              Delaware Business Trust             may, as they deem
              may, from time to time,             equitable, call for

                   DELAWARE BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST    MARYLAND CORPORATION
                  -----------------------       ----------------------------    --------------------
                   without the vote of the       redemption by a
                   shareholders, but subject to  shareholder of any number
                   the 1940 Act, redeem          of shares and refuse to
                   outstanding shares or         transfer or issue shares to
                   authorize the closing of      any person.
                   any shareholder account,
                   subject to such conditions
                   as may be established by
                   the board of trustees.

DISSOLUTION AND    The Delaware Business         Pursuant to the MA             SEE VOTING RIGHTS,
TERMINATION EVENTS Trust shall be dissolved      Declaration the following      MEETINGS, NOTICE,
                   upon the first to occur of    action requires the            QUORUM, RECORD DATES
                   the following: (i) upon the   affirmative vote of the        AND PROXIES--STOCKHOLDER
                   vote of the holders of a      holders of two-thirds of the   VOTE for the stockholder
                   majority of the outstanding   shares outstanding and         vote required to voluntarily
                   shares of the Delaware        entitled to vote, a written    dissolve a corporation
                   Business Trust entitled to    consent by such percentage     under the Maryland Code.
                   vote; (ii) at the discretion  of shares or such other        Depending on the grounds
                   of the board of trustees at   vote established by the        for involuntary dissolution,
                   any time there are no         trustees with respect to a     under the Maryland Code
                   shares outstanding of the     series of shares, except that  (i) stockholders entitled to
                   Delaware Business Trust;      if the action is               cast at least 25% of all the
                   (iii) upon the sale,          recommended by the             votes entitled to be cast in
                   conveyance and transfer of    trustees, the affirmative      the election of directors;
                   all of the assets of the      vote or written consent of a   (ii) any stockholder
                   Delaware Business Trust       majority of the shares         entitled to vote in the
                   to another entity; or         outstanding and entitled to    election of directors; or
                   (iv) upon the occurrence of   vote, or other vote            (iii) any stockholder or
                   a dissolution or              established by the trustees    creditor of the corporation,
                   termination event pursuant    with respect to a series of    may petition a court of
                   to any provision of the       shares, is sufficient for      equity to dissolve the
                   Delaware Act.                 termination of Developing      corporation.
                   A particular series shall be  Markets Trust or any series    See VOTING RIGHTS,
                   dissolved upon the first to   of Developing Markets          MEETINGS, NOTICE,
                   occur of the following:       Trust.                         QUORUM, RECORD DATES
                   (i) upon the vote of the                                     AND PROXIES--
                   holders of a majority of the                                 STOCKHOLDER VOTE ON
                   outstanding shares of that                                   CERTAIN TRANSACTIONS for
                   series entitled to vote;                                     the stockholder vote
                   (ii) at the discretion of the                                required under the Charter
                   board of trustees at any                                     to voluntarily dissolve
                   time there are no shares                                     Vietnam SEA Fund.
                   outstanding of that series;
                   (iii) upon any event that
                   causes the dissolution of
                   the Delaware Business
                   Trust; or (iv) upon the
                   occurrence of a dissolution
                   or termination event

                   DELAWARE BUSINESS TRUST              MASSACHUSETTS BUSINESS TRUST    MARYLAND CORPORATION
                   -----------------------              ----------------------------    --------------------
                   pursuant to any provision
                   of the Delaware Act.

                   A particular class shall be
                   terminated upon the first to
                   occur of the following:
                   (i) upon the vote of the
                   holders of a majority of the
                   outstanding shares of that
                   class entitled to vote; (ii) at
                   the discretion of the board
                   of trustees at any time
                   there are no shares
                   outstanding of that class;
                   or (iii) upon the dissolution
                   of the series of which the
                   class is a part.

LIQUIDATION UPON   Under the Delaware Act, a         Under the Massachusetts    Under the Maryland Code,
DISSOLUTION        DBT that has dissolved            Statute, there are no      a corporation that has
                   shall first pay or make           provisions as to the       voluntarily dissolved shall
                   reasonable provision to           liquidation of an MBT.     pay, satisfy and discharge
                   pay all known claims and                                     the existing debts and
                   obligations, including                                       obligations of the
                   those that are contingent,                                   corporation, including
                   conditional and unmatured,                                   necessary expenses of
                   and all known claims and                                     liquidation, before
                   obligations for which the                                    distributing the remaining
                   claimant is unknown. Any                                     assets to the stockholders.
                   remaining assets shall be
                   distributed to the
                   shareholders or as
                   otherwise provided in the
                   governing instrument.

                   Under the Delaware Act, a
                   series that has dissolved
                   shall first pay or make
                   reasonable provision to
                   pay all known claims and
                   obligations of the series,
                   including those that are
                   contingent, conditional and
                   unmatured, and all known
                   claims and obligations of
                   the series for which the
                   claimant is unknown. Any
                   remaining assets of the
                   series shall be distributed
                   to the shareholders of such
                   series or as otherwise
                   provided in the governing
                   instrument.

                   DELAWARE BUSINESS TRUST          MASSACHUSETTS BUSINESS TRUST  MARYLAND CORPORATION
                   -----------------------         ----------------------------  --------------------
                   The Declaration provides         The MA Declaration
                   that any remaining assets        provides that Developing
                   of the dissolved Delaware        Markets Trust, upon
                   Business Trust and/or each       dissolution, must first pay
                   series thereof (or the           or make provision to pay
                   particular dissolved series,     all liabilities and obtain
                   as the case may be) shall        releases, indemnities and
                   be distributed to the            refunding agreements
                   shareholders of the              which the trustees deem
                   Delaware Business Trust          necessary for their
                   and/or each series thereof       protection. Any remaining
                   (or the particular dissolved     assets shall be distributed
                   series, as the case may be)      in cash or in kind to the
                   ratably according to the         shareholders according to
                   number of outstanding            their respective rights.
                   shares of the Delaware
                   Business Trust and/or such
                   series thereof (or the
                   particular dissolved series,
                   as the case may be) held of
                   record by the several
                   shareholders on the date
                   for such dissolution
                   distribution; provided,
                   however, that if the
                   outstanding shares of a
                   series are divided into
                   classes, any remaining
                   assets held with respect to
                   such series shall be
                   distributed to each class of
                   such series according to
                   the net asset value
                   computed for such class
                   and within such particular
                   class, shall be distributed
                   ratably to the shareholders
                   of such class according to
                   the number of outstanding
                   shares of such class held of
                   record by the several
                   shareholders on the date
                   for such dissolution
                   distribution.

Voting RIGHTS,     Under the Delaware Act,           There is no provision in   Under the Maryland Code,
MEETINGS, NOTICE,  the governing instrument          the Massachusetts Statute  unless a corporation's
QUORUM, RECORD     may set forth any                 addressing voting by the   charter provides for a
DATES AND          provision relating to             shareholders of an MBT.    greater or lesser number of
PROXIES            trustee and shareholder           The declaration of trust   votes per share, or limits or
                   voting rights, including the      of an MBT, however, may    denies voting rights, each

                DELAWARE BUSINESS TRUST        MASSACHUSETTS BUSINESS TRUST      MARYLAND CORPORATION
                -----------------------       ------------------------------    ---------------------------
                withholding of such rights    specify matters on which          outstanding share of stock
                from certain trustees or      shareholders are entitled to      is entitled to one vote on
                shareholders. If voting       vote.                             each matter submitted to a
                rights are granted, the                                         vote at a meeting of
                governing instrument may                                        stockholders. A
                contain any provision                                           corporation may issue
                relating to meetings, notice                                    fractional shares of stock.
                requirements, written
                consents, record dates,
                quorum requirements,
                voting by proxy and any
                other matter pertaining to
                the exercise of voting
                rights. The governing
                instrument may also
                provide for the
                establishment of record
                dates for allocations and
                distributions by the DBT.

                ONE VOTE PER SHARE            ONE VOTE PER SHARE                ONE VOTE PER SHARE
                Subject to Article III,       The MA Declaration                The Charter provides that
                Section 6 of the              provides that shareholders        each outstanding share of
                Declaration relating to       are entitled to one vote for      stock is entitled to one vote
                voting by series and          each full share, and each         and each outstanding
                classes, the Declaration      fractional share shall be         fractional share of stock is
                provides that each            entitled to a proportionate       entitled to a fractional
                outstanding share is          fractional vote.                  vote.
                entitled to one vote and
                each outstanding fractional
                share is entitled to a
                fractional vote.

                VOTING BY SERIES              VOTING BY SERIES
                In addition, the              The MA Declaration
                Declaration provides that     provides that in
                all outstanding shares of     conjunction with the
                the Delaware Business         establishment of any series
                Trust entitled to vote on a   or class of shares, the
                matter shall vote on the      trustees may establish
                matter, separately by series  conditions under which the
                and, if applicable, by class, several series or classes
                PROVIDED THAT: (1) where      shall have separate voting
                the 1940 Act requires all     rights or no voting rights.
                outstanding shares of the     This provision is subject to
                Delaware Business Trust       the requirements of the
                to be voted in the            1940 Act where: (1) shares
                aggregate without             of Developing Markets
                differentiation between the   Trust to be voted in the
                separate series or classes,   aggregate without
                then all of the Delaware      differentiation between the

                DELAWARE BUSINESS TRUST         MASSACHUSETTS BUSINESS TRUST      MARYLAND CORPORATION
  -             ----------------------------    ------------------------------  -------------------------
                Business Trust's               separate series or classes,
                outstanding shares shall       and (2) the matter affects
                vote in the aggregate; and     only a particular series or
                (2) if any matter affects      class.
                only the interests of some
                but not all series or classes,
                then only the shareholders
                of such affected series or
                classes shall be entitled to
                vote on the matter.
                SHAREHOLDERS' MEETINGS         SHAREHOLDERS' MEETINGS           STOCKHOLDERS' MEETINGS
                The Delaware Act does not      An annual shareholders'          Under the Maryland Code,
                mandate annual                 meeting is not required by       every corporation must
                shareholders' meetings.        the Massachusetts Statute.       hold an annual
                                                                                stockholders' meeting to
                                                                                elect directors and transact
                                                                                other business, except that
                                                                                the charter or by-laws of a
                                                                                corporation registered
                                                                                under the 1940 Act may
                                                                                provide that an annual
                                                                                meeting is not required in
                                                                                any year in which the
                                                                                election of directors is not
                                                                                required by the 1940 Act.
                                                                                The Maryland Code
                                                                                authorizes, and permits the
                                                                                charter and by-laws to
                                                                                authorize, certain persons
                                                                                to call special meetings of
                                                                                stockholders.

                The By-Laws authorize the      An annual shareholders'          The MD By-Laws require
                calling of a shareholders'     meeting is not required          annual meetings for the
                meeting (i) when deemed        either by the MA                 election of directors and
                necessary or desirable by      Declaration or the MA By-        the transaction of other
                the board of trustees, the     Laws.                            business. The MD By-
                chairperson of the board or                                     Laws also authorize the
                the president of the           In addition, the registration    calling of a special
                Delaware Business Trust;       statement of Developing          meeting, unless otherwise
                or (ii) to the extent          Markets Trust provides           "prescribed" by statute or
                permitted by the 1940 Act,     that the board of trustees       the Charter, by the board,
                a meeting for the purpose      will call a meeting to           upon the written request of
                of electing trustees may       consider the removal of a        a majority of the directors,
                also be called by the          board member if requested        or by the president, or at
                chairperson of the board,      in writing by shareholders       the written request of
                or at the request of holders   holding at least 10% of the      stockholders owning 10%
                of 10% of the outstanding      outstanding shares.              "in amount of the entire
                shares if such shareholders                                     capital stock" of Vietnam
                pay the reasonably                                              SEA Fund then issued and

                DELAWARE BUSINESS TRUST        MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                -------------------------      ----------------------------     --------------------
                estimated cost of preparing                                     outstanding, if the
                and mailing the notice                                          stockholders requesting
                thereof, for the purpose of                                     such meeting pay the
                electing trustees. However,                                     reasonably estimated cost
                no meeting may be called                                        of preparing and mailing
                at the request of                                               the notice thereof.
                shareholders to consider                                        However, no special
                any matter that is                                              meeting will be called at
                substantially the same as a                                     the request of stockholders
                matter voted upon at a                                          to consider any matter that
                shareholders' meeting held                                      is substantially the same as
                during the preceding                                            a matter voted upon at a
                twelve (12) months, unless                                      stockholders' special
                requested by holders of a                                       meeting held during the
                majority of all outstanding                                     preceding 12 months,
                shares entitled to vote at                                      unless requested by
                such meeting.                                                   holders of a majority of all
                                                                                outstanding shares entitled
                                                                                to vote at such meeting.

                RECORD DATES                   RECORD DATES                     RECORD DATES
                                               There is no record date          Under the Maryland Code,
                                               provision in the                 unless the by-laws
                                               Massachusetts Statute.           otherwise provide, the
                                                                                board may set a record
                                                                                date, which date must be
                                                                                set within the parameters
                                                                                outlined by the Maryland
                                                                                Code, for determining
                                                                                stockholders entitled to
                                                                                notice of a meeting, vote at
                                                                                a meeting, receive
                                                                                dividends or be allotted
                                                                                other rights. If a
                                                                                stockholders' meeting is
                                                                                adjourned to a date more
                                                                                than 120 days after the
                                                                                original record date, a new
                                                                                record date must be
                                                                                established.

                In order to determine the      The MA By-Laws permit            In order to determine the
                shareholders entitled to       the trustees from time to         stockholders entitled to
                notice of, and to vote at, a   time to close the transfer       notice of, and to vote at, a
                shareholders' meeting, the     books for a period not           stockholders' meeting, the
                Declaration authorizes the     exceeding 30 days, or            MD By-Laws authorize the
                board of trustees to fix a     without closing the transfer     board of directors to fix a
                record date. The record        books, to set the record         record date not less than
                date may not precede the       date for a shareholders'         ten (10), nor more than
                date on which it is fixed by   meeting or "for the              ninety (90), days prior to
                the board and it may not be    purpose of any other             the date of the meeting or

                DELAWARE BUSINESS TRUST         MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                -----------------------       -------------------------------   ------------------------
                more than one hundred         action" to be not more than       prior to the last day on
                twenty (120) days, nor less   90 days, before the date of       which the consent or
                than ten (10) days, before    any shareholder meeting or        dissent of stockholders
                the date of the               other action. The MA By-          may be effectively
                shareholders' meeting. The    Laws also provide that all        expressed for any purpose
                By-Laws provide that          notices of shareholders'          without a meeting.
                notice of a shareholders'     meetings shall be sent to
                meeting shall be given to     shareholders not less than
                shareholders entitled to      ten days nor more than 60
                vote at such meeting not      days before the date of the
                less than ten (10) nor more   meeting. Only the business
                than one hundred and          stated in the notice of the
                twenty (120) days before      meeting may be considered
                the date of the meeting.      at the meeting.

                To determine the
                shareholders entitled to
                vote on any action without
                a meeting, the Declaration
                authorizes the board of
                trustees to fix a record
                date. The record date may
                not precede the date on
                which it is fixed by the
                board nor may it be more
                than thirty (30) days after
                the date on which it is
                fixed by the board.

                To determine the                                                To determine the
                shareholders of the                                             stockholders entitled to a
                Delaware Business Trust                                         dividend, any other
                or any series or class                                          distribution, or delivery of
                thereof entitled to a                                           evidences of rights or
                dividend or any other                                           interests from Vietnam
                distribution of assets of the                                   SEA Fund, the MD By-
                Delaware Business Trust                                         Laws authorize the board
                or any series or class                                          to fix a record date not
                thereof, the Declaration                                        exceeding ninety (90) days
                authorizes the board of                                         preceding the date fixed
                trustees to fix a record                                        for the payment of the
                date. The record date may                                       dividend or distribution or
                not precede the date on                                         delivery of the evidences.
                which it is fixed by the
                board nor may it be more
                than sixty (60) days before
                the date such dividend or
                distribution is to be paid.
                The board may set
                different record dates for
                different series or classes.

                DELAWARE BUSINESS TRUST       MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                -----------------------       ----------------------------     --------------------
                Pursuant to the                                                 If the board does not fix a
                Declaration, if the board of                                    record date, the record date
                trustees does not fix a                                         shall be the later of the
                record date: (a) the record                                     close of business on the
                date for determining                                            day on which notice of the
                shareholders entitled to                                        meeting is mailed or the
                notice of, and to vote at, a                                    30th day before the
                meeting will be the day                                         meeting, except if all
                before the date on which                                        stockholders waive notice,
                notice is given or, if notice                                   the record date is the close
                is waived, on the day                                           of business on the 10th day
                before the date of the                                          next preceding the day the
                meeting; (b) the record                                         meeting is held.
                date for determining
                shareholders entitled to
                vote on any action by
                consent in writing without
                a meeting, (i) when no
                prior action by the board of
                trustees has been taken,
                shall be the day on which
                the first signed written
                consent is delivered to the
                Delaware Business Trust,
                or (ii) when prior action of
                the board of trustees has
                been taken, shall be the
                day on which the board of
                trustees adopts the
                resolution taking such
                prior action.

                QUORUM FOR SHAREHOLDERS'      QUORUM FOR SHAREHOLDERS'          QUORUM FOR STOCKHOLDERS'
                MEETING                       MEETING                           MEETING
                To transact business at a     The MA By-Laws provide            Under the Maryland Code,
                shareholders' meeting, the    that a majority of the            unless the charter or the
                Declaration provides that     outstanding shares present,       Maryland Code provides
                forty percent (40%) of the    in person or by proxy shall       otherwise, in order to
                outstanding shares entitled   constitute a quorum at a          constitute a quorum for a
                to vote at the meeting,       shareholders' meeting.            meeting, there must be
                which are present in          Furthermore, the MA               present in person or by
                person or represented by      Declaration provides that         proxy, stockholders
                proxy, shall constitute a     when a quorum is present          entitled to cast a majority
                quorum at such meeting,       at any meeting called for         of all the votes entitled to
                except when a larger          the purpose, a plurality          be cast at the meeting.
                quorum is required by the     shall elect a trustee.
                Declaration, the By-Laws,                                       To transact business at a
                applicable law or any                                           meeting, the MD By-Laws
                securities exchange on                                          provide that a majority of
                which such shares are                                           the outstanding shares

                DELAWARE BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST       MARYLAND CORPORATION
                -----------------------      ----------------------------       --------------------
                listed for trading, in which                                    entitled to vote, which are
                case such quorum shall                                          present in person or
                comply with such                                                represented by proxy, shall
                requirements. When a                                            constitute a quorum at a
                separate vote by one or                                         stockholders' meeting.
                more series or classes is
                required, forty percent
                (40%) of the outstanding
                shares of each such series
                or class entitled to vote at a
                shareholders' meeting of
                such series or class, which
                are present in person or
                represented by proxy, shall
                constitute a quorum at
                such series or class
                meeting, except when a
                larger quorum is required
                by the Declaration, the By-
                Laws, applicable law or
                the requirements of any
                securities exchange on
                which outstanding shares
                of such series or class are
                listed for trading, in which
                case such quorum shall
                comply with such
                requirements.

                SHAREHOLDER VOTE               SHAREHOLDER VOTE                 STOCKHOLDER VOTE
                The Declaration provides       The MA Declaration and           Under the Maryland Code,
                that, subject to any           MA By-Laws specify the           for most stockholder
                provision of the               matters on which                 actions, unless the charter
                Declaration, the By-Laws,      beneficial owners are            or the Maryland Code
                the 1940 Act or other          entitled, but not                provide otherwise, a
                applicable law that            necessarily required, to         majority of all votes cast at
                requires a different vote:     vote. The MA Declaration         a meeting at which a
                (i) in all matters other than  provides trustees with a         quorum is present is
                the election of trustees,      great deal of latitude as to     required to approve any
                affirmative "vote of a         which matters are to be          matter. Unless the charter
                majority of the outstanding    submitted to a vote of the       or by-laws require a
                voting securities" (as         beneficial owners.               greater vote, a plurality of
                defined in the 1940 Act) of    Specifically, a shareholder      all votes cast at a meeting
                the Delaware Business          has the power to vote only:      at which a quorum is
                Trust entitled to vote at a    (1) for the election of          present is required to elect
                shareholders' meeting at       trustees, (2) to the same        a director.
                which a quorum is present,     extent as shareholders of a
                shall be the act of the        Massachusetts business           ELECTION OF DIRECTORS.
                shareholders; and (ii)         corporation as to whether        Under the Charter and MD
                trustees shall be elected by   or not a court action,           By-Laws, at a

                Delaware Business Trust    Massachusetts Business Trust         Maryland Corporation
                -----------------------    ----------------------------         --------------------
                a plurality of the votes      proceeding or claim should        stockholders' meeting at
                cast of the holders of        be brought or maintained          which a quorum is present,
                outstanding shares entitled   derivatively or as a class        a plurality of the votes cast
                to vote present in person or  action, (3) for the               of the holders of
                represented by proxy at a     termination of Developing         outstanding shares entitled
                shareholders' meeting at      Markets Trust, (4)                to vote, shall be required to
                which a quorum is present.    regarding any investment          elect directors at the
                Pursuant to the               advisory contract,                annual meeting, and to fill
                Declaration, where a          (5) regarding certain             any vacancy resulting from
                separate vote by series and,  amendments of the MA              an increase in the number
                if applicable, by classes is  Declaration, (6) regarding        of directors on the board
                required, the preceding       mergers, consolidations or        (adopted by vote of the
                sentence shall apply to       sale of substantially all the     stockholders) and any
                such separate votes by        assets of Developing              other then existing
                series and classes.           Markets Trust, (7)                vacancies on the board.
                                              regarding incorporation of
                                              Developing Markets Trust          Other matters for which
                                              or a series, or (8) with          the vote is not expressly
                                              respect to such additional        designated otherwise. For
                                              matters required by the           all other matters, other
                                              MA Declaration, the MA            than any matter for which
                                              By-Laws, the registration         the Charter expressly
                                              of Developing Markets             provides for a different
                                              Trust as an investment            vote, the affirmative vote
                                              company under the 1940            of the holders of a majority
                                              Act, or as the trustees           of the total number of
                                              consider necessary or             shares outstanding and
                                              desirable.                        entitled to vote thereon, at
                                                                                a stockholders' meeting at
                                                                                which a quorum is present,
                                                                                shall be the act of the
                                                                                stockholders.

                Shareholder Vote on           Shareholder Vote on               Stockholder Vote on
                CERTAIN TRANSACTIONs          CERTAIN TRANSACTIONS              CERTAIN TRANSACTIONS
                                                                                Under the Maryland Code,
                                                                                actions such as (i)
                                                                                amendments to the
                                                                                corporation's charter,
                                                                                (ii) mergers, (iii)
                                                                                consolidations, (iv)
                                                                                statutory share exchanges,
                                                                                (v) transfers of assets and
                                                                                (vi) dissolutions require
                                                                                the affirmative vote of
                                                                                two-thirds of all votes
                                                                                entitled to be cast on the
                                                                                matter unless the charter
                                                                                provides for a lesser
                                                                                proportion which

                DELAWARE BUSINESS TRUST     MASSACHUSETTS BUSINESS TRUST         MARYLAND CORPORATION
                -----------------------     ----------------------------        --------------------
                                                                                may not be less than a
                                                                                majority of all votes
                                                                                entitled to be cast on the
                                                                                matter.

                Pursuant to the              No amendment of the MA             Under the Charter, in order
                Declaration, the board of    Declaration that would             to consummate a merger,
                trustees, by vote of a       change the rights of               consolidation, sale of all or
                majority of the trustees,    shareholders regarding the         substantially all of the
                may cause the merger,        amount of payments in              assets, liquidation or
                consolidation, conversion,   liquidation or diminishing         dissolution of Vietnam
                share exchange or            or eliminating any related         SEA Fund, or a conversion
                reorganization of the        voting rights may be made          from a closed-end
                Delaware Business Trust,     without the vote or consent        company to an open-end
                or the conversion, share     of the holders of two-thirds       company (as defined in the
                exchange or reorganization   of the shares outstanding          1940 Act), such
                of any series of the         and entitled to vote or            transaction shall be
                Delaware Business Trust,     other vote established by          approved in the following
                without the vote of the      the trustees regarding any        manner: The transaction
                shareholders of the          series of shares.                  must be approved by the
                Delaware Business Trust                                         affirmative vote of at least
                or such series, as           Pursuant to the MA                 66 2/3% of the outstanding
                applicable, unless such      Declaration the following          shares entitled to vote,
                vote is required by the      actions require the                unless such action has
                1940 Act; provided           affirmative vote of the            been previously approved
                however, that the board of   holders of two-thirds of the       by the affirmative vote of
                trustees shall provide 30    shares outstanding and             two-thirds of the total
                days' prior written notice   entitled to vote, a written        number of directors fixed
                to the shareholders of the   consent by such percentage         pursuant to the MD By-
                Delaware Business Trust      of shares or such other            Laws, in which case the
                or such series, as           vote established by the            affirmative "vote of a
                applicable, of such merger,  trustees with respect to a         majority of the outstanding
                consolidation, conversion,   series of shares, except that      voting securities" (as
                share exchange or            if the action is                   defined in the 1940 Act) of
                reorganization.              recommended by the                 Vietnam SEA Fund shall
                                             trustees, the affirmative          be required, but not less
                If permitted by the 1940     vote or written consent of a       than a majority of the
                Act, the board of trustees,  majority of the shares             outstanding voting shares
                by vote of a majority of the outstanding and entitled to        for purposes of the
                trustees, and without a      vote, or other vote                Maryland Code.
                shareholder vote, may        established by the trustees
                cause the Delaware           with respect to a series of
                Business Trust to convert    shares, is sufficient for: (1)
                to a master feeder structure a merger, consolidation or
                and thereby cause series of  sale, lease or exchange of
                the Delaware Business        all or substantially all of
                Trust to either become       the property of Developing
                feeders into a master fund,  Markets Trust; or
                or to become master funds    (2) termination of
                into which other funds are   Developing Markets Trust
                feeders.                     or any series of

                DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST         MARYLAND CORPORATION
                ------------------------   ------------------------------       --------------------
                                             Developing Markets Trust.
                                             The trustees may cause
                                             Developing Markets Trust
                                             to be incorporated or
                                             transfer all the assets of
                                             Developing Markets Trust
                                             to a corporation with the
                                             approval of a majority of
                                             the shares outstanding and
                                             entitled to vote or other
                                             vote established by the
                                             trustees with respect to any
                                             series of shares.

                CUMULATIVE VOTING            CUMULATIVE VOTING                  CUMULATIVE VOTING
                                                                                The Maryland Code
                                                                                provides that the charter
                                                                                may authorize cumulative
                                                                                voting for the election of
                                                                                the directors and if the
                                                                                charter does not so
                                                                                provide, then the
                                                                                stockholders are not
                                                                                entitled to cumulative
                                                                                voting rights.

                The Declaration provides     The MA Declaration                 The Charter and MD By-
                that shareholders are not    provides that shareholders         Laws do not have any
                entitled to cumulate their   are not entitled to cumulate       provisions as to whether
                votes on any matter.         their votes on any matter.         stockholders are entitled to
                                                                                cumulate their votes on
                                                                                any matter and
                                                                                consequently, the
                                                                                stockholders are not
                                                                                entitled to cumulate their
                                                                                votes on any matter.

                PROXIES                      PROXIES                            PROXIES
                The By-Laws permit a         The MA By-Laws permit              Under the Maryland Code,
                shareholder to authorize     Developing Markets Trust           a stockholder may sign a
                another person to act as     to accept written proxies          writing authorizing another
                proxy by the following       signed by the shareholder          person to act as a proxy or
                methods: execution of a      or shareholders (for jointly       may transmit such
                written instrument or by     held shares) and filed with        authorization by telegram,
                electronic, telephonic,      the Secretary of                   cablegram, datagram,
                computerized,                Developing Markets Trust           electronic mail, or any
                telecommunications or        or the Secretary's                 other electronic or
                another reasonable           designee. A proxy shall be         telephonic means. Unless a
                alternative to the execution deemed valid unless                proxy provides otherwise,
                of a written instrument.     challenged at or prior to its      it is not valid more than 11
                Unless a proxy provides      exercise and the burden of         months after its date. The

                DELAWARE BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST       MARYLAND CORPORATION
                -----------------------     ----------------------------        --------------------
                otherwise, it is not valid    proving invalidity rests on       proxy is revocable unless
                more than 11 months after     the challenger.                   certain statutory
                its date. In addition, the                                      requirements are met.
                By-Laws provide that the
                revocability of a proxy that
                states on its face that it is
                irrevocable shall be
                governed by the provisions
                of the general corporation
                law of the State of
                Delaware.

                ACTION BY WRITTEN CONSENT     ACTION BY WRITTEN CONSENT         ACTION BY WRITTEN CONSENT
                                                                                The Maryland Code
                                                                                provides that any action
                                                                                required or permitted to be
                                                                                taken at a stockholders'
                                                                                meeting may be taken
                                                                                without a meeting, if a
                                                                                unanimous written consent
                                                                                is signed by each
                                                                                stockholder entitled to vote
                                                                                on the matter.

                The Declaration authorizes    The MA Declaration                The MD By-Laws also
                shareholders to take action   provides that any action          provide that the board or
                without a meeting and         taken by shareholders may         any committee of the
                without prior notice if       be taken without a meeting        board may act by written
                written consents setting      if shareholders holding a         consent signed by all the
                forth the action taken are    majority of the shares            members of the board or
                signed by the holders of all  entitled to vote on the           committee, respectively.
                outstanding shares entitled   matter (or such larger
                to vote on that action.       proportion thereof as shall
                                              be required by law, the
                The Declaration also          MA Declaration or MA
                authorizes the board of       By-Laws) consent to the
                trustees or any committee     action in writing and the
                of the board of trustees to   written consent is filed
                take action without a         with the shareholders'
                meeting and without prior     meetings records.
                written notice if written
                consents setting forth the
                action taken are executed
                by trustees having the
                number of votes necessary
                to take that action at a
                meeting at which the entire
                board of trustees or any
                committee thereof, as
                applicable, is present and
                voting.

                        Delaware Business Trust      Massachusetts Business Trust       Maryland Corporation
                        -----------------------      ----------------------------       --------------------
REMOVAL OF TRUSTEES/ The governing instrument       The governing instrument       Under the Maryland Code,
DIRECTORS            of a DBT may contain any       of an MBT may contain          unless otherwise provided
                     provision relating to the      any provision relating to      in the charter, a director
                     removal of trustees;           the removal of trustees;       may generally be removed
                     provided however, that         provided, however, that        with or without cause by
                     there shall at all times be at there shall at all times be at the vote of a majority of all
                     least one trustee of the       least one trustee of the       the votes entitled to be cast
                     DBT.                           MBT.                           generally for the election
                                                                                   of directors unless (i) such
                                                                                   director is elected by a
                                                                                   certain class or series,
                                                                                   (ii) the charter provides for
                                                                                   cumulative voting or
                                                                                   (iii) the board is classified.

                     Under the Declaration, any     The MA Declaration             Under the Charter, a
                     trustee may be removed,        provides that the board of     director may be removed
                     with or without cause, by      trustees, by action of two-    with or without cause by
                     the board of trustees, by      thirds of the remaining        holders of 66 2/3% of
                     action of a majority of the    trustees (except that 3        shares then entitled to vote
                     trustees. Shareholders shall   trustees must remain in        in an election of directors
                     have the power to remove       office after the removal) or   and a stockholders'
                     a trustee only to the extent   by vote of holders of two-     meeting may be called for
                     provided by the 1940 Act.      thirds of the outstanding      such purpose if requested
                                                    shares at a meeting called     in writing by holders of not
                                                    for such purpose, may          less than 10% of the
                                                    remove trustees with           outstanding shares of
                                                    cause.                         Vietnam SEA Fund.

VACANCIES ON BOARD   Vacancies on the board of      Vacancies on the board of      Under the Maryland Code
OF TRUSTEES/         trustees may be filled by a    trustees may be filled by a    stockholders may elect
DIRECTORS            majority vote of the           majority vote of the           persons to fill vacancies
                     trustee(s) then in office,     trustee(s) then in office,     that result from the
                     regardless of the number       regardless of the number       removal of directors.
                     and even if less than a        and even if less than a        Unless the charter or by-
                     quorum. However, a             quorum. However, a             laws provide otherwise, a
                     shareholders' meeting          shareholders' meeting          majority of the directors in
                     shall be called to elect       shall be called to elect       office, whether or not
                     trustees if required by the    trustees if required by the    comprising a quorum, may
                     1940 Act.                      1940 Act.                      fill vacancies that result
                                                                                   from any cause except an
                     In the event all trustee                                      increase in the number of
                     offices become vacant, the                                    directors. A majority of the
                     investment adviser shall                                      entire board of directors
                     serve as the sole remaining                                   may fill vacancies that
                     trustee, subject to the                                       result from an increase in
                     provisions of the 1940 Act,                                   the number of directors.
                     and shall, as soon as
                     practicable, fill all of the                                  Under the MD By-Laws,
                     vacancies on the board.                                       directors may increase or
                                                                                   decrease their number; if

                DELAWARE BUSINESS TRUST     MASSACHUSETTS BUSINESS TRUST       MARYLAND CORPORATION
                -----------------------     ----------------------------       --------------------
              Thereupon, the investment                                   the number is increased,
              adviser shall resign as                                     the added directors may be
              trustee and a shareholders'                                 elected by a majority of
              meeting shall be called to                                  directors in office. For
              elect trustees.                                             vacancies other than
                                                                          resulting from an increase
                                                                          in the number of directors,
                                                                          the directors then in office
                                                                          (though less than quorum)
                                                                          shall continue to act and
                                                                          may by majority vote fill
                                                                          any vacancy until the next
                                                                          meeting of stockholders,
                                                                          subject to the 1940 Act.

                                                                          The number of directors
                                                                          may also be increased or
                                                                          decreased by vote of
                                                                          stockholders at any
                                                                          meeting called for the
                                                                          purpose and if the vote is
                                                                          to increase the number,
                                                                          stockholders will vote by
                                                                          plurality to elect the
                                                                          directors to fill the new
                                                                          vacancies as well as any
                                                                          then existing vacancies.
                                                                          The MD By-Laws further
                                                                          provide that "[a]ny
                                                                          vacancy may be filled by
                                                                          the [s]tockholders at any
                                                                          meeting thereof."

LIMITATION ON The Delaware Act             The Massachusetts Statute      The Maryland Code does
INTERSERIES   explicitly authorizes        does not contain statutory     not contain an express
LIABILITY     limitation on interseries    provisions addressing          provision addressing
              liability so that the debts, series or class liability with interseries or class liability
              liabilities, obligations and respect to a multiple series   with respect to a multiple
              expenses incurred,           or class investment            series or class corporation.
              contracted for or otherwise  company. Therefore,
              existing with respect to a   unless otherwise provided
              particular series of a       in the declaration of trust
              multiple series DBT will     for an MBT, the debts,
              be enforceable only against  liabilities, obligations and
              the assets of such series,   expenses incurred,
              and not against the general  contracted for or otherwise
              assets of the DBT or any     existing with respect to a
              other series, and, unless    particular series or class
              otherwise provided in the    may be enforceable against

                DELAWARE BUSINESS TRUST     MASSACHUSETTS BUSINESS TRUST         MARYLAND CORPORATION
                -----------------------     ----------------------------         --------------------
                governing instrument of       the assets of the business
                the DBT, none of the          trust generally.
                debts, liabilities,
                obligations and expenses
                incurred, contracted for or
                otherwise existing with
                respect to the DBT
                generally or any other
                series thereof will be
                enforceable against the
                assets of such series. This
                protection will be afforded
                if (i) the DBT separately
                maintains the records and
                the assets of such series;
                (ii) notice of the limitation
                on liabilities of the series
                is set forth in the
                certificate of trust; and
                (iii) the governing
                instrument so provides.

                The Declaration and           The MA Declaration
                certificate of trust of the   explicitly limits the assets
                Delaware Business Trust       and liabilities of each
                provide for limitation on     series and states that under
                interseries liability.        no circumstances shall the
                                              assets allocated or
                                              belonging to a particular
                                              series be charged with
                                              liabilities attributable to
                                              any other series. The MA
                                              Declaration in like manner
                                              limits the liabilities
                                              attributed to a class of
                                              shares to such class and no
                                              other class of a series may
                                              be charged with liabilities
                                              of such class. Furthermore,
                                              it states that third parties
                                              shall look only to the
                                              assets of a particular series
                                              or class for payment of any
                                              credit, claim or contract.
                                              Although these provisions
                                              serve to put third parties on
                                              notice, since there is no
                                              support in the
                                              Massachusetts Statute to
                                              limit liability, there
                                              remains the possibility that

                        DELAWARE BUSINESS TRUST     MASSACHUSETTS BUSINESS TRUST      MARYLAND CORPORATION
                        -----------------------     ----------------------------      --------------------
                                                   a court may not uphold the
                                                   limitations set forth in the
                                                   MA Declaration.

SHAREHOLDER LIABILITY Under the Delaware Act,      The Massachusetts Statute      Under the Maryland Code,
                      except to the extent         does not include an            the stockholders of a
                      otherwise provided in the    express provision relating     corporation are not liable
                      governing instrument of a    to the limitation of liability for the obligations of the
                      DBT, shareholders of a       of the beneficial owners of    corporation.
                      DBT are entitled to the      a business trust. Therefore,
                      same limitation of personal  the owners of an MBT
                      liability extended to        could potentially be liable
                      shareholders of a private    for obligations of the trust,
                      corporation organized for    notwithstanding an express
                      profit under the General     provision in the governing
                      Corporation Law of the       instrument stating that the
                      State of Delaware.           beneficial owners are not
                                                   personally liable in
                                                   connection with trust
                                                   property or the acts,
                                                   obligations or affairs of the
                                                   trust.

                      Under the Declaration,       The MA Declaration
                      shareholders are entitled to provides that no
                      the same limitation of       shareholder shall be
                      personal liability as that   subject to any personal
                      extended to shareholders     liability whatsoever to any
                      of a private corporation     person in connection with
                      organized for profit under   property of Developing
                      the General Corporation      Markets Trust or the acts,
                      Law of the State of          obligations or affairs of
                      Delaware. However, the       Developing Markets Trust.
                      board of trustees may
                      cause any shareholder to
                      pay for charges of the
                      Delaware Business Trust's
                      custodian or transfer,
                      dividend disbursing,
                      shareholder servicing or
                      similar agent for services
                      provided to such
                      shareholder.

TRUSTEE/DIRECTOR      Subject to the provisions in The Massachusetts Statute      The Maryland Code
LIABILITY             the governing instrument,    does not include an            requires a director to
                      the Delaware Act provides    express provision limiting     perform his or her duties in
                      that a trustee or any other  the liability of the trustees  good faith, in a manner he
                      person managing the DBT,     of an MBT. The trustees of     or she reasonably believes
                      when acting in such          an MBT could potentially       to be in the best interests
                      capacity, will not be        be held personally liable      of the corporation and with

                DELAWARE BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST      MARYLAND CORPORATION
               -----------------------      ----------------------------     --------------------
                personally liable to any     for the obligations of the    the care that an ordinarily
                person other than the DBT    trust.                        prudent person in a like
                or a shareholder of the                                    position would use under
                DBT for any act, omission                                  similar circumstances. A
                or obligation of the DBT                                   director who performs his
                or any trustee. To the                                     or her duties in accordance
                extent that at law or in                                   with this standard has no
                equity, a trustee has duties                               liability to the corporation,
                (including fiduciary duties)                               its stockholders or to third
                and liabilities to the DBT                                 persons by reason of being
                and its shareholders, such                                 or having been a director.
                duties and liabilities may                                 A corporation may include
                be expanded or restricted                                  in its charter a provision
                by the governing                                           expanding or limiting the
                instrument.                                                liability of its directors and
                                                                           officers for money
                                                                           damages to the corporation
                                                                           or its stockholders;
                                                                           provided however, that,
                                                                           generally liability may not
                                                                           be limited to the extent the
                                                                           person has received an
                                                                           improper benefit or profit
                                                                           in money, property or
                                                                           services or where such
                                                                           person has been actively
                                                                           and deliberately dishonest.

                The Declaration provides      The MA Declaration           The Charter expressly
                that any person who is or     provides that no trustee,    provides that no director or
                was a trustee, officer,       officer, employee, or agent  officer shall be protected
                employee or other agent of    shall be subject to any      from liability to Vietnam
                the Delaware Business         personal liability           SEA Fund and its
                Trust or is or was serving    whatsoever to any person     stockholders to which such
                at the request of the         other than Developing        person would otherwise be
                Delaware Business Trust       Markets Trust and its        subject by reason of willful
                as a trustee, director,       shareholders, in connection  misfeasance, bad faith,
                officer, employee or other    with Trust property or       gross negligence or
                agent of another              affairs, except that arising reckless disregard of the
                corporation, partnership,     from bad faith, willful      duties involved in the
                joint venture, trust or other misfeasance, gross           conduct of such person's
                enterprise (an "Agent")       negligence or reckless       office.
                will be liable to the         disregard for duties to
                Delaware Business Trust       Developing Markets Trust.
                and to any shareholder        No trustee, officer,
                solely for such Agent's       employee, or agent shall be
                own willful misfeasance,      responsible for any neglect
                bad faith, gross negligence   or wrongdoing of any
                or reckless disregard of the  officer, agent or employee,
                duties involved in the        service provider of
                conduct of such Agent         Developing Markets Trust,

                  DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                  -----------------------    ----------------------------     --------------------
                (such conduct referred to    nor for the act or omission
                as "Disqualifying            of another such person.
                Conduct"). Subject to the    However, nothing in the
                preceding sentence, Agents   MA Declaration protects
                will not be liable for any   such person against any
                act or omission of any       liability for which the
                other Agent or any           person would otherwise be
                investment adviser or        subject by reason of willful
                principal underwriter of     misfeasance, bad faith,
                the Delaware Business        gross negligence or
                Trust. No Agent, when        reckless disregard of the
                acting in such capacity,     person's duties involving
                shall be personally liable   Developing Markets Trust.
                to any person (other than
                the Delaware Business
                Trust or its shareholders as
                described above) for any
                act, omission or obligation
                of the Delaware Business
                Trust or any trustee.

INDEMNIFICATION Subject to such standards    Although the                 Unless limited by its
                and restrictions contained   Massachusetts Statute is     charter, the Maryland
                in the governing             silent as to the             Code requires a
                instrument of a DBT, the     indemnification of trustees, corporation to indemnify a
                Delaware Act authorizes a    officers and shareholders,   director or officer who has
                DBT to indemnify and         indemnification is           successfully defended a
                hold harmless any trustee,   expressly provided for in    proceeding to which such
                shareholder or other person  the MA Declaration.          person was a party because
                from and against any and                                  of such person's service in
                all claims and demands.                                   such capacity, against
                                                                          reasonable expenses
                                                                          incurred in connection
                                                                          with the proceeding.

                                                                          The Maryland Code
                                                                          permits a corporation to
                                                                          indemnify a director,
                                                                          officer, employee or agent
                                                                          who is a party or
                                                                          threatened to be a party, by
                                                                          reason of service in that
                                                                          capacity, to any threatened,
                                                                          pending or completed
                                                                          action, suit or proceeding,
                                                                          against judgments,
                                                                          penalties, fines,
                                                                          settlements and reasonable
                                                                          expenses unless it is
                                                                          established that (i) the act
                                                                          or omission of such person

                DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                ------------------------    ----------------------------    --------------------
                                                                            was material to the matter
                                                                            giving rise to the
                                                                            proceeding, and was
                                                                            committed in bad faith or
                                                                            was the result of active and
                                                                            deliberate dishonesty;
                                                                            (ii) such person actually
                                                                            received an improper
                                                                            personal benefit; or
                                                                            (iii) such person had
                                                                            reasonable cause to believe
                                                                            that the act or omission
                                                                            was unlawful. This
                                                                            permissible
                                                                            indemnification obligation
                                                                            may become mandatory or
                                                                            may be prohibited through
                                                                            a corporation's charter, by-
                                                                            laws, a board resolution or
                                                                            another agreement.
                                                                            However, if the proceeding
                                                                            is a derivative suit, the
                                                                            corporation may not
                                                                            indemnify a person who
                                                                            has been adjudged to be
                                                                            liable to the corporation.
                                                                            Corporations are
                                                                            authorized to advance
                                                                            payment of reasonable
                                                                            expenses.

                Pursuant to the              The MA Declaration             The Charter provides that
                Declaration, the Delaware    provides that shareholders,    Vietnam SEA Fund shall,
                Business Trust will          trustees and officers shall    to the full extent permitted
                indemnify any Agent who      be entitled and empowered      by the Maryland Code,
                was or is a party or is      to the fullest extent          indemnify all persons
                threatened to be made a      permitted by law to            whom it may indemnify
                party to any proceeding by   provide for                    under the Maryland Code.
                reason of such Agent's       indemnification out of         However, no director or
                capacity, against attorneys' Developing Markets             officer shall be protected
                fees and other certain       Trust's assets for liability   from liability to Vietnam
                expenses, judgments, fines,  and for all expenses           SEA Fund or its
                settlements and other        reasonably incurred or paid    stockholders to which such
                amounts incurred in          or expected to be paid by a    person would otherwise be
                connection with such         shareholder, trustee or        subject by reason of willful
                proceeding if such Agent     officer in connection with     misfeasance, bad faith,
                acted in good faith or in    any claim, action, suit or     gross negligence or
                the case of a criminal       proceeding arising from        reckless disregard of the
                proceeding, had no           being or having been a         duties involved in the
                reasonable cause to believe  shareholder, trustee or        conduct of his office.

             DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
             -----------------------    ----------------------------     --------------------
          such Agent's conduct was      officer, respectively.       Note that the Securities
          unlawful. However, there      However, the MA              Act of 1933 (the "1933
          is no right to                Declaration excludes         Act"), in the opinion of the
          indemnification for any       indemnification for          Securities and Exchange
          liability arising from the    trustees and officers for    Commission ("SEC"), and
          Agent's Disqualifying         willful misfeasance, bad     the 1940 Act also limit the
          Conduct. As to any matter     faith, and gross negligence  ability of Vietnam SEA
          for which such Agent is       or reckless disregard of     Fund to indemnify such
          found to be liable in the     one's duties. Note that the  persons.
          performance of such           1933 Act, in the opinion of
          Agent's duty to the           the SEC, and the 1940 Act    The MD By-Laws provide
          Delaware Business Trust       also limit the ability of    that, to the fullest extent
          or its shareholders,          Developing Markets Trust     permitted by the Maryland
          indemnification will be       to indemnify such persons.   Code, any current or
          made only to the extent                                    former director or officer
          that the court in which that                               seeking indemnification
          action was brought                                         shall be entitled to the
          determines that in view of                                 advancement of reasonable
          all the circumstances of the                               expenses from Vietnam
          case, the Agent was not                                    SEA Fund. Vietnam SEA
          liable by reason of such                                   Fund may advance
          Agent's Disqualifying                                      expenses to employees and
          Conduct. Note that the                                     agents.
          1933 Act, in the opinion of
          the SEC, and the 1940 Act
          also limit the ability of the
          Delaware Business Trust
          to indemnify an Agent.

          Expenses incurred by an
          Agent in defending any
          proceeding may be
          advanced by the Delaware
          Business Trust before the
          final disposition of the
          proceeding on receipt of an
          undertaking by or on
          behalf of the Agent to
          repay the amount of the
          advance if it is ultimately
          determined that the Agent
          is not entitled to
          indemnification by the
          Delaware Business Trust.

INSURANCE The Delaware Act is silent    There is no provision in     Under the Maryland Code,
          as to the right of a DBT to   the Massachusetts Statute    a corporation may
          purchase insurance on         relating to insurance.       purchase insurance on
          behalf of its trustees or                                  behalf of any person who
          other persons.                                             is or was a director,
                                                                     officer, employee or agent

                        DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                        -----------------------    ----------------------------     --------------------
                                                                                against any liability
                                                                                asserted against and
                                                                                incurred by such person in
                                                                                any such capacity whether
                                                                                or not the corporation
                                                                                would have the power to
                                                                                indemnify such person
                                                                                against such liability.

                     However, as the policy of     The MA Declaration           The MD By-Laws
                     the Delaware Act is to give   permits the purchase of      authorize Vietnam SEA
                     maximum effect to the         liability insurance out of   Fund to purchase insurance
                     principle of freedom of       Developing Markets           on behalf of any person
                     contract and to the           Trust's assets on behalf of  who is or was a director,
                     enforceability of governing   the trustees, officers and   officer, employee or agent
                     instruments, the              agents of Developing         against any liability
                     Declaration authorizes the    Markets Trust. Insurance     asserted against and
                     board of trustees, to the     may be maintained for any    incurred by such person in
                     fullest extent permitted by   agent of Developing          any such capacity.
                     applicable law, to purchase   Markets Trust only to the    However, no insurance
                     with Delaware Business        extent that Developing       may be purchased which
                     Trust assets, insurance for   Markets Trust would have     would indemnify any
                     liability and for all         the power to indemnify the   director or officer against
                     expenses of an Agent in       trustee, officer or agent    any liability to Vietnam
                     connection with any           against such liability.      SEA Fund or its
                     proceeding in which such                                   stockholders to which such
                     Agent becomes involved                                     person would otherwise be
                     by virtue of such Agent's                                  subject by reason of willful
                     actions, or omissions to                                   misfeasance, bad faith,
                     act, in its capacity or                                    gross negligence or
                     former capacity with the                                   reckless disregard of the
                     Delaware Business Trust,                                   duties involved in the
                     whether or not the                                         conduct of such person's
                     Delaware Business Trust                                    office.
                     would have the power to
                     indemnify such Agent
                     against such liability.

SHAREHOLDER RIGHt    Under the Delaware Act,       There is no provision in     Under the Maryland Code,
OF INSPECTION        except to the extent          the Massachusetts Statute    a stockholder may inspect,
                     otherwise provided in the     relating to shareholder      during usual business
                     governing instrument and      inspection rights.           hours, the corporation's
                     subject to reasonable                                      by-laws, stockholder
                     standards established by                                   proceeding minutes,
                     the trustees, each                                         annual statements of
                     shareholder has the right,                                 affairs, voting trust
                     upon reasonable demand                                     agreements and, if the
                     for any purpose reasonably                                 corporation is not an open-
                     related to the shareholder's                               end investment company, a
                     interest as a shareholder, to                              statement showing all

                DELAWARE BUSINESS TRUST   MASSACHUSETTS BUSINESS TRUST    MARYLAND CORPORATION
                -----------------------   ----------------------------    --------------------
                obtain from the DBT                                      stock and securities issued
                certain information                                      by the corporation for the
                regarding the governance                                 previous 12 months. In
                and affairs of the DBT.                                  addition, stockholders who
                                                                         have individually or
                                                                         together been holders of at
                                                                         least 5% of the outstanding
                                                                         stock of any class for at
                                                                         least 6 months, may
                                                                         inspect the corporation's
                                                                         books of accounts, its
                                                                         stock ledger and its
                                                                         statement of affairs.

                Under the Declaration, a    The MA By-Laws provide       The Charter grants
                shareholder, upon           that the trustees shall      stockholders inspection
                reasonable written demand   determine whether and to     rights only to the extent
                to the Delaware Business    what extent, and at what     provided by the Maryland
                Trust for any purpose       times and places, the        Code. Such rights are
                reasonably related to such  minutes and accounting       subject to reasonable
                shareholder's interest as a books and records shall be   regulations of the board of
                shareholder, may inspect    open for inspection by any   directors not contrary to
                certain information as to   shareholder and no           the Maryland Code.
                the governance and affairs  shareholder has the right to
                of the Delaware Business    inspect such books and
                Trust during regular        records except as conferred
                business hours to the       by law or authorized by the
                extent permitted by         trustees or by the vote or
                Delaware law. However,      consent of the
                reasonable standards        shareholders.
                governing, without
                limitation, the information
                and documents to be
                furnished and the time and
                location of furnishing the
                same, will be established
                by the board or any officer
                to whom such power is
                delegated in the By-Laws.
                In addition, as permitted
                by the Delaware Act, the
                By-Laws also authorize the
                board or an officer to
                whom the board delegates
                such powers to keep
                confidential from
                shareholders for such
                period of time as deemed
                reasonable any information
                that the board or such
                officer in good faith

                      DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST     MARYLAND CORPORATION
                      -----------------------    ----------------------------     --------------------
                   believes would not be in
                   the best interest of the
                   Delaware Business Trust
                   to disclose or that could
                   damage the Delaware
                   Business Trust or that the
                   Delaware Business Trust is
                   required by law or by
                   agreement with a third
                   party to keep confidential.

DERIVATIVE ACTIONS Under the Delaware Act, a     There is no provision        Under the Maryland Code,
                   shareholder may bring a       under the Massachusetts      in order to bring a
                   derivative action if trustees Statute regarding            derivative action, a
                   with authority to do so       derivative actions.          stockholder (or his
                   have refused to bring the                                  predecessor if he became a
                   action or if a demand upon                                 stockholder by operation
                   the trustees to bring the                                  of law) must be a
                   action is not likely to                                    stockholder (a) at the time
                   succeed. A shareholder                                     of the acts or omissions
                   may bring a derivative                                     complained about; (b) at
                   action only if the                                         the time the action is
                   shareholder is a                                           brought and (c) until the
                   shareholder at the time the                                completion of the
                   action is brought and:                                     litigation. A derivative
                   (i) was a shareholder at the                               action may be brought by a
                   time of the transaction                                    stockholder if (i) a demand
                   complained about or                                        upon the board of directors
                   (ii) acquired the status of                                to bring the action is
                   shareholder by operation                                   improperly refused or (ii) a
                   of law or pursuant to the                                  request upon the board of
                   governing instrument from                                  directors would be futile.
                   a person who was a
                   shareholder at the time of                                 Under the Maryland Code,
                   the transaction. A                                         a director of an investment
                   shareholder's right to bring                               company who "is not an
                   a derivative action may be                                 interested person, as
                   subject to such additional                                 defined by the 1940 Act,
                   standards and restrictions,                                shall be deemed to be
                   if any, as are set forth in                                independent and
                   the governing instrument.                                  disinterested when making
                                                                              any determination or
                                                                              taking any action as a
                                                                              director."

                   The Declaration provides      The MA Declaration has a
                   that, subject to the          provision regarding
                   requirements set forth in     shareholder voting
                   the Delaware Act, a           regarding derivative
                   shareholder may bring a       actions as described above.

                     DELAWARE BUSINESS TRUST    MASSACHUSETTS BUSINESS TRUST    MARYLAND CORPORATION
                   -----------------------      ----------------------------    --------------------
                   derivative action on behalf
                   of the Delaware Business
                   Trust only if the
                   shareholder first makes a
                   pre-suit demand upon the
                   board of trustees to bring
                   the subject action unless an
                   effort to cause the board of
                   trustees to bring such
                   action is excused.

                   A demand on the board of
                   trustees shall only be
                   excused if a majority of the
                   board of trustees, or a
                   majority of any committee
                   established to consider the
                   merits of such action, has a
                   material personal financial
                   interest in the action at
                   issue. A trustee shall not
                   be deemed to have a
                   material personal financial
                   interest in an action or
                   otherwise be disqualified
                   from ruling on a
                   shareholder demand by
                   virtue of the fact that such
                   trustee receives
                   remuneration from his
                   service on the board of
                   trustees of the Delaware
                   Business Trust or on the
                   boards of one or more
                   investment companies with
                   the same or an affiliated
                   investment advisor or
                   underwriter.

MANAGEMENT         The Delaware Business        Developing Markets Trust        Vietnam SEA Fund is a
INVESTMENT COMPANY Trust is an open-end         is an open-end                  closed-end management
CLASSIFICATION     management investment        management investment           investment company under
                   company under the 1940       company under the 1940          the 1940 Act (i.e., a
                   Act (i.e., a management      Act (i.e., a management         management investment
                   investment company           investment company              company whose securities
                   whose securities are         whose securities are            are not redeemable).
                   redeemable).                 redeemable).

                                   EXHIBIT C

                   COMPARISON OF DEVELOPING MARKETS TRUST'S
          CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS TO VIETNAM SEA FUND'S CORRESPONDING FUNDAMENTAL INVESTMENT RESTRICTIONS


    VIETNAM SEA FUND        DEVELOPING
      CORRESPONDING        MARKETS TRUST
       FUNDAMENTAL          INVESTMENT        DEVELOPING MARKETS TRUST         DEVELOPING MARKETS TRUST
       INVESTMENT           RESTRICTION         CURRENT FUNDAMENTAL              PROPOSED FUNDAMENTAL
       RESTRICTION           NUMBER &          INVESTMENT RESTRICTION           INVESTMENT RESTRICTION
    The Fund may not:         SUBJECT            The Fund may not:                The Fund may not:
------------------------- ---------------- ------------------------------- --------------------------------
Purchase real estate,     1. (Real Estate) Invest in real estate or        Purchase or sell real estate
except that the Fund may                   mortgages on real estate        unless acquired as a result of
(i) purchase securities                    (although the Fund may invest   ownership of securities or
secured by real estate or                  in marketable securities        other instruments and provided
interests therein or                       secured by real estate or       that this restriction does not
securities issued by                       interests therein or issued by  prevent the Fund from
companies that invest in                   companies or investment trusts  (i) purchasing or selling
real estate or interests                   which invest in real estate or  securities secured by real
therein, (ii) make or                      interests therein);             estate or interests therein or
purchase real estate                                                       securities issued by companies
mortgage loans, and                                                        that invest, deal or otherwise
(iii) purchase interests                                                   engage in transactions in real
in real estate limited                                                     estate or interests therein,
partnerships.                                                              (ii) making, purchasing or
                                                                           selling real estate mortgage
                                                                           loans, and (iii) purchasing or
                                                                           selling direct investments in
                                                                           real estate through
                                                                           partnerships and other special
                                                                           purpose entities that own or
                                                                           develop real estate.

No comparable             1. (Oil and Gas  invest in interests (other than Proposed to be Eliminated
fundamental investment    Programs)        debentures or equity stock
restriction.                               interests) in oil, gas or other
                                           mineral exploration or
                                           development programs;

Purchase or sell          1. (Commodities) purchase or sell commodity      Purchase or sell commodities
commodities or                             contracts (except futures       as defined in the Commodity
commodity contracts,                       contracts as described in the   Exchange Act, as amended,
including futures                          Fund's prospectus or statement  and the rules and regulations
contracts and options                      of additional information);     thereunder, unless acquired as
thereon, except that the                                                   a result of ownership of
Fund may engage in                                                         securities or other instruments
hedging transactions as                                                    and provided that this
described in its                                                           restriction does not prevent the
Prospectus.                                                                Fund from engaging in
                                                                           transactions involving futures
                                                                           contracts and options thereon
                                                                           or investing in securities that
                                                                           are secured by physical
                                                                           commodities.

     VIETNAM SEA FUND           DEVELOPING
       CORRESPONDING           MARKETS TRUST
        FUNDAMENTAL             INVESTMENT          DEVELOPING MARKETS TRUST          DEVELOPING MARKETS TRUST
        INVESTMENT              RESTRICTION           CURRENT FUNDAMENTAL               PROPOSED FUNDAMENTAL
        RESTRICTION              NUMBER &            INVESTMENT RESTRICTION            INVESTMENT RESTRICTION
     The Fund may not:            SUBJECT              The Fund may not:                 The Fund may not:
--------------------------- ------------------- --------------------------------- --------------------------------
No comparable               1. (Investment in   [or] invest in other open-end     Proposed to be Eliminated
fundamental investment      Other Investment    investment companies except
restriction.                Companies)          as permitted by the 1940 Act.     Note: The Fund will still be
                                                                                  subject to the restrictions of
Note: The Fund is still                                                           (S)12(d) of the 1940 Act, or any
subject to the restrictions                                                       rules or exemptions or
of (S)12(d) of the 1940                                                           interpretations thereunder that
Act, or any rules or                                                              may be adopted, granted or
exemptions or                                                                     issued by the SEC, which
interpretations                                                                   restrict an investment
thereunder that may be                                                            company's investments in
adopted, granted or                                                               other investment companies.
issued by the SEC,
which restrict an
investment company's
investments in other
investment companies.

No comparable               2. (Management      Purchase or retain securities of  Proposed to be Eliminated
fundamental investment      Ownership of        any company in which trustees
restriction.                Securities)         or officers of the Fund or of
                                                the manager, individually own
                                                more than  1/2 of 1% of the
                                                securities of such company or,
                                                in the aggregate, own more
                                                than 5% of the securities of
                                                such company.

No comparable               3. (Diversification Purchase any security (other      Purchase the securities of any
fundamental investment      of Investments)     than obligations of the U.S.      one issuer (other than the U.S.
restriction.                                    government, its agencies and      government or any of its
                                                instrumentalities) if, as a       agencies or instrumentalities
Note: The Fund as a                             result, as to 75% of the Fund's   or securities of other
matter of non-                                  total assets (i) more than 5%     investment companies,
fundamental investment                          of the Fund's total assets        whether registered or excluded
policy may (i) invest up                        would be invested in securities   from registration under
to 25% of its assets in a                       of any single issuer, or (ii) the Section 3(c) of the 1940 Act)
single issuer; and                              Fund would then own more          if immediately after such
(ii) purchase up to 100%                        than 10% of the voting            investment (a) more than 5%
of the voting securities                        securities of any single issuer.  of the value of the Fund's total
of holding companies                                                              assets would be invested in
organized for the                                                                 such issuer or (b) more than
purpose of investing in                                                           10% of the outstanding voting
Vietnam companies                                                                 securities of such issuer would
where direct ownership                                                            be owned by the Fund, except
by the Fund would not                                                             that up to 25% of the value of
be practicable under                                                              the Fund's total assets may be
Vietnamese law.                                                                   invested without regard to
                                                                                  such 5% and 10% limitations.

     VIETNAM SEA FUND          DEVELOPING
       CORRESPONDING          MARKETS TRUST
        FUNDAMENTAL            INVESTMENT         DEVELOPING MARKETS TRUST         DEVELOPING MARKETS TRUST
        INVESTMENT             RESTRICTION          CURRENT FUNDAMENTAL              PROPOSED FUNDAMENTAL
        RESTRICTION             NUMBER &           INVESTMENT RESTRICTION           INVESTMENT RESTRICTION
     The Fund may not:           SUBJECT             The Fund may not:                The Fund may not:
--------------------------- ----------------- --------------------------------- -------------------------------
Underwrite the securities   4. (Underwriting) Act as an underwriter;            Act as an underwriter except
of other issuers, except                                                        to the extent the Fund may be
to the extent that, in                                                          deemed to be an underwriter
connection with the                                                             when disposing of securities it
disposition of portfolio                                                        owns or when selling its own
securities, it may be                                                           shares.
deemed to be an
underwriter.

Issue senior securities..., 4. (Senior        issue senior securities except    Issue senior securities, except
except in conformity        Securities,       as set forth in investment        to the extent permitted by the
with the limits set forth   Margin Accounts   restriction 6 below; or           1940 Act or any rules,
in the 1940 Act;            and Short Sales)  purchase on margin or sell        exemptions or interpretations
notwithstanding the                           short (but the Fund may make      thereunder that may be
foregoing, short-term                         margin payments in                adopted, granted or issued by
credits necessary for                         connection with options on        the SEC.
settlement of securities                      securities or securities indices,
transactions are not                          foreign currencies, futures
considered ... senior                         contracts and related options,
securities.                                   and forward contracts and
                                              related options).
Purchase securities on
margin (except for
delayed delivery or
when-issued transactions
or such short-term
credits as are necessary
for the clearance of
transactions).

Make short sales of
securities or maintain a
short position.

    VIETNAM SEA FUND         DEVELOPING
      CORRESPONDING         MARKETS TRUST
       FUNDAMENTAL           INVESTMENT          DEVELOPING MARKETS TRUST         DEVELOPING MARKETS TRUST
       INVESTMENT            RESTRICTION           CURRENT FUNDAMENTAL              PROPOSED FUNDAMENTAL
       RESTRICTION            NUMBER &            INVESTMENT RESTRICTION           INVESTMENT RESTRICTION
    The Fund may not:          SUBJECT              The Fund may not:                The Fund may not:
------------------------- ------------------ -------------------------------- --------------------------------
No comparable             5. (Lending)       Loan money, apart from the       Make loans to other persons
fundamental investment                       purchase of a portion of an      except (a) through the lending
restriction.                                 issue of publicly distributed    of its portfolio securities,
                                             bonds, debentures, notes and     (b) through the purchase of
Note: As a matter of                         other evidences of               debt securities, loan
fundamental policy, the                      indebtedness, although the       participations and/or engaging
Fund may make loans of                       Fund may enter into              in direct corporate loans in
portfolio securities in                      repurchase agreements and        accordance with its investment
accordance with its                          lend its portfolio securities.   objectives and policies, and
investment goal and                                                           (c) to the extent the entry into
policies.                                                                     a repurchase agreement is
                                                                              deemed to be a loan. The Fund
                                                                              may also make loans to other
                                                                              investment companies to the
                                                                              extent permitted by the 1940
                                                                              Act or any rules or exemptions
                                                                              or interpretations thereunder
                                                                              that may be adopted, granted
                                                                              or issued by the SEC.

.... borrow money,         6. (Borrowing)     Borrow money, except that the    Borrow money, except to the
except in conformity                         Fund may borrow money from       extent permitted by the 1940
with the limits set forth                    banks in an amount not           Act or any rules, exemptions
in the 1940 Act;                             exceeding 33 1/3% of the value   or interpretations thereunder
notwithstanding the                          of the Fund's total assets       that may be adopted, granted
foregoing, short-term                        (including the amount            or issued by the SEC.
credits necessary for                        borrowed), or pledge,
settlement of securities                     mortgage or hypothecate its
transactions are not                         assets for any purposes, except
considered borrowings.                       to secure borrowings and then
                                             only to an extent not greater
                                             than 15% of the Fund's total
                                             assets. Arrangements with
                                             respect to margin for futures
                                             contracts, forward contracts
                                             and related options are not
                                             deemed to be a pledge of
                                             assets.

No comparable             7. (Three Years of Invest more than 5% of the       Proposed to be Eliminated
fundamental investment    Company            value of the Fund's total assets
restriction.              Operation)         in securities of issuers,
                                             including their predecessors,
                                             which have been in continuous
                                             operation less than three years.

    VIETNAM SEA FUND         DEVELOPING
      CORRESPONDING         MARKETS TRUST
       FUNDAMENTAL           INVESTMENT          DEVELOPING MARKETS TRUST          DEVELOPING MARKETS TRUST
       INVESTMENT            RESTRICTION           CURRENT FUNDAMENTAL               PROPOSED FUNDAMENTAL
       RESTRICTION            NUMBER &            INVESTMENT RESTRICTION            INVESTMENT RESTRICTION
    The Fund may not:          SUBJECT              The Fund may not:                 The Fund may not:
------------------------- ------------------ --------------------------------- --------------------------------
No comparable             8. (Warrants)      Invest more than 5% of the        Proposed to be Eliminated
fundamental investment                       Fund's total assets in warrants,
restriction.                                 whether or not listed on the
                                             New York Stock Exchange
                                             (NYSE) or the American
                                             Stock Exchange, including no
                                             more than 2% of its total
                                             assets which may be invested
                                             in warrants that are not listed
                                             on those exchanges. Warrants
                                             acquired by the Fund in units
                                             or attached to securities are not
                                             included in this restriction.

Invest 25% or more of     9. (Industry       Invest more than 25% of the       Invest more than 25% of its
the total value of its    Concentration)     Fund's total assets in a single   net assets in securities of
assets in a particular                       industry.                         issuers in any one industry
industry. For purposes of                                                      (other than securities issued or
this investment                                                                guaranteed by the U.S.
restriction, a foreign                                                         government or any of its
government (but not the                                                        agencies or instrumentalities
United States                                                                  or securities of other
government) is deemed                                                          investment companies).
to be an "industry."

No comparable             10. (Joint Trading Participate on a joint or a joint Proposed to be Eliminated
fundamental investment    Account)           and several basis in any
restriction.                                 trading account in securities.

No comparable             11. (Unlisted      Invest more than 15% of the       Proposed to be Eliminated
fundamental investment    Foreign Securities Fund's total assets in securities
restriction.              and Restricted     of foreign issuers that are not   Note: The current fundamental
                          Securities)        listed on a recognized U.S. or    policy will be replaced with a
                                             foreign securities exchange,      non-fundamental investment
                                             including no more than 10% of     policy that limits the Fund's
                                             its total assets in restricted    investment in illiquid
                                             securities, securities that are   securities to 15% of the Fund's
                                             not readily marketable,           net assets.
                                             repurchase agreements having
                                             more than seven days to
                                             maturity, and over-the-counter
                                             options purchased by the
                                             Fund. Assets used as cover for
                                             over-the-counter options
                                             written by the Fund are
                                             considered not readily
                                             marketable.

  VIETNAM SEA FUND       DEVELOPING
    CORRESPONDING       MARKETS TRUST
     FUNDAMENTAL         INVESTMENT       DEVELOPING MARKETS TRUST    DEVELOPING MARKETS TRUST
     INVESTMENT          RESTRICTION        CURRENT FUNDAMENTAL         PROPOSED FUNDAMENTAL
     RESTRICTION          NUMBER &         INVESTMENT RESTRICTION      INVESTMENT RESTRICTION
  The Fund may not:        SUBJECT           The Fund may not:           The Fund may not:
---------------------- --------------- ------------------------------ -------------------------
No comparable          Unnumbered.     ...invest more than 10% of its Proposed to be Eliminated
fundamental investment (Defaulted Debt total assets (at the time of
restriction.           Securities)     purchase) in defaulted debt
                                       securities, which may be
                                       illiquid.

                                   EXHIBIT D

                   COUNTRY BREAKDOWN OF THE FUNDS' PORTFOLIOS
                              (AS OF MAY 31, 2002)



                                 VIETNAM DEVELOPING  COMBINED
                                    SEA    MARKETS    PROFORMA
                                   FUND     TRUST    PORTFOLIOS
                                  ------- ---------- ----------
                Argentina........             1.0%       1.0%
                Austria..........             2.9%       2.9%
                Brazil...........             5.9%       5.7%
                Chile............             0.1%       0.0%
                China............    4.4%     4.1%       4.1%
                Croatia..........             0.5%       0.5%
                Czech Republic...             0.4%       0.4%
                Egypt............             0.6%       0.6%
                Estonia..........             0.5%       0.5%
                Greece...........             0.6%       0.6%
                Hong Kong........    1.5%     7.3%       7.1%
                Hungary..........             2.2%       2.1%
                India............    3.1%     2.1%       2.2%
                Indonesia........    8.4%     5.3%       5.4%
                Israel...........             0.1%       0.1%
                Malaysia.........    3.5%     0.9%       1.0%
                Mexico...........             6.6%       6.4%
                Peru.............             0.2%       0.2%
                Philippines......    2.4%     1.3%       1.3%
                Poland...........             1.5%       1.5%
                Russia...........             3.4%       3.3%
                Singapore........   20.0%     3.1%       3.5%
                Slovak Republic..             0.2%       0.2%
                South Africa.....            16.5%      16.1%
                South Korea......   11.7%    12.9%      12.9%
                Taiwan...........    7.5%     7.9%       7.9%
                Thailand.........   14.7%     5.1%       5.4%
                Turkey...........             4.6%       4.4%
                United States....    4.5%     2.2%       2.2%
                Vietnam..........   18.3%     0.0%       0.5%
                                   -----    -----      -----
                       Total.....  100.0%   100.0%     100.0%

                                                              TLTVF PROXY 07/02

                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 27, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Vietnam SEA Fund") that the undersigned is entitled to vote at the Vietnam SEA Fund's Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida at 1:00 p.m., Eastern time, on the 27th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                               Please mark your ballot as
                                               indicated in this example  [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL.


Proposal  - To approve an Agreement and Plan of  Acquisition  between Vietnam
            SEA Fund and Templeton Developing Markets Trust ("Developing Markets Trust") that provides for (i) the acquisition of substantially all of the assets of Vietnam SEA Fund by Developing Markets Trust in exchange solely for shares of Developing Markets Trust - Advisor Class, (ii) the distribution of such shares to the shareholders of Vietnam SEA Fund, and (iii) the complete liquidation and dissolution of Vietnam SEA Fund.



                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]




I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                              DATED       , 2002
             ---------------------------------------------      -------

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE